Prospectus Equity Funds March 1, 2007 Domestic Equity Harbor Capital Appreciation Fund Harbor Mid Cap Growth Fund Harbor Small Cap Growth Fund Harbor Small Company Growth Fund Harbor Large Cap Value Fund Harbor Mid Cap Value Fund Harbor Small Cap Value Fund International Equity Harbor International Fund Harbor International Growth Fund Harbor Global Value Fund The Securities and Exchange Commission has not approved any fund’s shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Overview of Funds

The Funds’ Investment Styles

Each Harbor fund has its own investment style. A portfolio of equity securities provides a certain style based on the stocks’ growth or value characteristics and their market capitalizations. These “style boxes” show you each Harbor fund’s principal investment style.

Domestic Equity	International Equity

Legend:
HCAF     Harbor Capital Appreciation Fund
HMCGF  Harbor Mid Cap Growth Fund
HSCGF   Harbor Small Cap Growth Fund
HSCoGF  Harbor Small Company Growth Fund
HLCVF   Harbor Large Cap Value Fund
HMCVF  Harbor Mid Cap Value Fund
HSCVF Harbor Small Cap Value Fund	HIF Harbor International Fund HIGF Harbor International Growth Fund HGVF Harbor Global Value Fund

Who May Want to Invest in the Harbor Funds

The Harbor equity funds may be an appropriate investment for investors:

-	With a long-term time horizon and no need for current income.
-	Willing to tolerate more risk than fixed income investments.
-	Willing to assume the risk of changes in the value of common stocks and, in the case of the international equity funds, the risks of investing in foreign markets.

What is the Role of Harbor Capital Advisors

Harbor Capital Advisors, Inc., a registered investment adviser, is the sponsor of the Harbor family of no-load mutual funds, each with different risk and potential return characteristics. A subsidiary of Robeco Groep N.V., Harbor Capital Advisors selects and oversees subadvisers who are responsible for managing the assets of the funds.

You Should Know

An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Funds’ trustees may change a fund’s investment goal without shareholder approval. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new subadviser or a new or amended subadvisory agreement.

1

Risk/Return Summary — Domestic Equity
HARBOR CAPITAL APPRECIATION FUND

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks with more volatility than the market.

SUBADVISER

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager (since 1990)

Jennison has subadvised the fund since 1990.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations of at least $1 billion and considered to have above average prospects for growth.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom-up approach, researching and evaluating individual companies, to manage the fund’s portfolio. This research includes visits to companies and discussions with company management.

In selecting stocks for the fund’s portfolio, the subadviser looks for companies with the following financial characteristics:

-	Superior absolute and relative earnings growth
-	Superior sales growth, improving sales momentum and high levels of unit growth
-	High or improving profitability
-	Strong balance sheets

In addition, the subadviser looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects.

The subadviser focuses on stocks of companies that have distinct attributes such as:

-	Strong market position with a defensible franchise

-	Unique marketing competence

-	Strong research and development leading to superior new product flow

-	Capable and disciplined management

The subadviser prefers companies that are in the early stages of demonstrating the above financial and other characteristics.

The stocks of mid and large cap companies in the fund’s portfolio are expected to maintain or achieve above average earnings growth. The fund may invest up to 20% of its assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS

(for the past 10 years)

	Total Return	Quarter/Year

Best	30.01%	4th/1998

Worst	-19.53%	3rd/2001

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of widely recognized, unmanaged indices of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

Capital Appreciation Fund
Institutional Class
Return Before Taxes	2.33%	2.89%	7.52%
Return After Taxes on Distributions	2.30%	2.85%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.56%	2.46%	6.21%
Retirement Class[1]
Return Before Taxes	2.09%	2.69%	7.28%
Investor Class[1]
Return Before Taxes	1.91%	2.46%	7.06%

Comparative Indices
Russell 1000® Growth	9.07%	2.69%	5.44%
(reflects no deduction for fees, expenses or taxes)
S&P 500	15.79%	6.19%	8.42%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

2

Risk/Return Summary — Domestic Equity
HARBOR CAPITAL APPRECIATION FUND

INSTITUTIONAL CLASS

Fund#: 012

Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund#: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Mid cap risk: The fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.07%	0.07%	0.22%

Total annual fund operating expenses	0.67%	0.92%	1.07%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$68	$214	$373	$835

Retirement Class	$94	$293	$509	$1,131

Investor Class	$109	$340	$590	$1,306

3

Risk/Return Summary — Domestic Equity
HARBOR MID CAP GROWTH FUND

INVESTMENT GOAL
Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

SUBADVISER

Wellington Management
Company, LLP
75 State Street
Boston, MA 02109
Michael T. Carmen, CFA, CPA
Portfolio Manager (since 2005)
Mario E. Abularach, CFA
Equity Research Analyst (since 2006)

Wellington Management

has subadvised the fund since September 20, 2005.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common and preferred stocks of mid cap companies. We define mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Growth Index provided that if the upper end of the range of that Index falls below $15 billion we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2006, the range of the Index was $1.2 billion to $21.4 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom up approach, employing fundamental analysis to identify individual companies for potential investment in the fund’s portfolio.

In analyzing companies for investment, the subadviser looks for, among other things:

-	Strong earnings growth
-	Improving operating trends
-	Competitive advantages such as a superior management team
-	Attractive relative value within the context of a security’s primary trading market

Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of mid cap companies. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders. The fund may invest up to 25% of its total assets in foreign securities, which may include emerging markets.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS
(since inception)

	Total Return	Quarter/Year

Best	30.25%	4th/2001

Worst	-34.77%	3rd/2001

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

Mid Cap Growth Fund
Institutional Class
Return Before Taxes	12.80%	7.25%	-1.72%
Return After Taxes on Distributions	12.70%	6.88%	-2.00%
Return After Taxes on Distributions and Sale of Fund Shares	8.46%	6.25%	-1.48%
Retirement Class[1]
Return Before Taxes	12.31%	7.12%	-1.86%
Investor Class[1]
Return Before Taxes	12.36%	7.02%	-1.93%

Comparative Index
Russell Midcap® Growth	10.66%	8.22%	-0.39%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

4

Risk/Return Summary — Domestic Equity
HARBOR MID CAP GROWTH FUND

INSTITUTIONAL CLASS

Fund#: 019

Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund#: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Mid cap risk: The fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.31%	0.30%	0.44%

Total annual fund operating expenses[1]	1.06%	1.30%	1.44%

[1]	Because the adviser voluntarily agreed to limit the fund’s operating expenses, the fund’s actual expenses for the fiscal year ended October 31, 2006 were 0.94% for the Institutional Class, 1.18% for the Retirement Class, and 1.32% for the Investor Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$108	$337	$585	$1,294

Retirement Class	$132	$412	$713	$1,568

Investor Class	$147	$456	$787	$1,724

5

Risk/Return Summary — Domestic Equity
HARBOR SMALL CAP GROWTH FUND

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

SUBADVISER

Westfield Capital
Management Company LLC
One Financial Center
Boston, MA 02111
William Muggia
Lead Portfolio Manager (since 2000)
Arthur Bauernfeind
Portfolio Manager (since 2000)
Ethan Meyers
Portfolio Manager (since 2000)
Scott Emerman
Portfolio Manager (since 2002)
Westfield has subadvised the fund since its inception in 2000.

Harbor Small Cap Growth Fund is closed to new investors.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index provided that if the upper end of the range of that Index falls below $2.5 billion we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2006, the range of the Index was $68 million to $3.0 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom-up approach by first identifying companies that meet strict fundamental criteria and then performing a qualitative review on each identified company to select companies for investment in the fund’s portfolio. This means that individual stock selections primarily determine the fund’s sector weightings. The subadviser’s research may also include initial personal interviews and continuing contacts with company management.

In selecting stocks for the fund’s portfolio, the subadviser looks for companies with the following characteristics:

-	Accelerating earnings momentum
-	Strong earnings growth
-	Strong balance sheet
-	Attractive valuation as measured by price/earnings to growth ratio

In addition, the subadviser prefers companies with the following qualitative characteristics:

-	Superior company management
-	Significant insider ownership
-	Unique market position and broad market opportunities
-	Solid financial controls and accounting

The fund expects to invest in approximately 60 to 70 companies. Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of small cap equity securities. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS
(since inception)

	Total Return	Quarter/Year

Best	21.54%	2nd/2003

Worst	-18.40%	3rd/2002

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

Small Cap Growth Fund
Institutional Class
Return Before Taxes	10.87%	8.48%	8.02%
Return After Taxes on Distributions	9.42%	7.75%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.01%	7.32%	6.96%
Retirement Class[1]
Return Before Taxes	10.53%	8.26%	7.80%
Investor Class[1]
Return Before Taxes	10.36%	8.10%	7.68%

Comparative Index
Russell 2000® Growth	13.34%	6.93%	1.59%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

6

Risk/Return Summary — Domestic Equity
HARBOR SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS

Fund#: 010

Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000

RETIREMENT CLASS

Fund#: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

Harbor Small Cap Growth Fund is closed to new investors.

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Small cap risk: The fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Limited issuers risk: Because the fund typically invests in approximately 60 to 70 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.07%	0.07%	0.22%

Total annual fund operating expenses	0.82%	1.07%	1.22%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$84	$262	$455	$1,014

Retirement Class	$109	$340	$590	$1,306

Investor Class	$124	$387	$670	$1,477

7

Risk/Return Summary — Domestic Equity
HARBOR SMALL COMPANY GROWTH FUND

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

SUBADVISER

NorthPointe Capital LLC
101 West Big Beaver Road
Suite 745
Troy, MI 48084
Carl Wilk, CFP
Portfolio Manager (since 2006)

NorthPointe has subadvised the fund since its inception in 2006.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common stocks, of small cap companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index provided that if the upper end of the range of that Index falls below $2.5 billion we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2006, the range of the Index was $68 million to $3.0 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser utilizes a combination of quantitative analysis and fundamental research to identify companies that the subadviser believes have a proven, consistent track record and a sustainable competitive advantage.

In selecting stocks for the fund’s portfolio, the subadviser looks for companies with strong fundamentals, including:

-	strong management team
-	solid balance sheet
-	attractive valuations

The subadviser then looks for catalysts which may accelerate future earnings growth, such as:

-	development of new products, technology or markets
-	formation of a new management team
-	rising earnings and/or margins

The subadviser seeks to control overall risk in the portfolio by maintaining a portfolio of typically between 60 to 80 companies and by employing a disciplined sell strategy. This strategy involves trimming or selling positions when a stock does not meet the subadviser’s expectations, it reaches or exceeds the subadviser’s valuation targets or the subadviser identifies more attractive investment alternatives.

The fund may invest without limit in equity securities of small cap companies purchased in initial public offerings (“IPOs”) although there can be no assurance that the fund will have meaningful access to IPOs.

Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80%, of its net assets, plus borrowings for investment purposes, in a diversified portfolio of small cap equity securities. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

FUND PERFORMANCE

Because the fund is newly organized and does not yet have a complete calendar year’s performance history, the bar chart and total return tables are not provided. See page 26 for information relating to the subadviser.

8

Risk/Return Summary — Domestic Equity
HARBOR SMALL COMPANY GROWTH FUND

INSTITUTIONAL CLASS

Fund#: 026

Cusip: 411511496
Ticker: HGSCX
Inception Date: 02-01-2006

RETIREMENT CLASS

Fund#: 226
Cusip: 411511470
Ticker: HSGRX
Inception Date: 02-01-2006

INVESTOR CLASS

Fund#: 426
Cusip: 411511488
Ticker: HSGIX
Inception Date: 02-01-2006

PRINCIPAL RISKS

Stocks do fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Stock market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down.

Growth style risk: Over time, a growth investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Small cap risk: The fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Initial public offering risk: The fund may have limited access to IPOs and may not be able to buy any or as many shares as it would like at the IPO price. The price of shares purchased in an IPO can be significantly more volatile than the price of shares of stocks with an established trading history. The price of shares purchased in an IPO can experience significant and sudden price drops.

Limited issuers risk: Because the fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	2.36%	2.37%	2.50%

Total annual fund operating expenses	3.11%	3.37%	3.50%
Contractual expense limitation (until 2-28-2008)	2.24%	2.25%	2.25%

Net annual fund operating expenses	0.87%	1.12%	1.25%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses taking into account the expense limitation (through the first year only) and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$89	$749	$1,434	$3,263

Retirement Class	$114	$826	$1,561	$3,506

Investor Class	$727	$865	$1,624	$3,625

9

Risk/Return Summary — Domestic Equity
HARBOR LARGE CAP VALUE FUND

INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

SUBADVISER

Armstrong Shaw Associates Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager (since 2001)

Armstrong Shaw has subadvised the fund since September 20, 2001.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2006, the range of the Index was $1.3 billion to $463.6 billion, but it is expected to change frequently. The fund normally expects to maintain an average weighted market cap of at least $15 billion.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the fund’s portfolio. The subadviser’s research also includes continuing contacts with company management.

In selecting stocks for the fund’s portfolio, the subadviser looks for companies with the following characteristics:

-	Higher earnings per share growth
-	High return on equity
-	Relative price earnings multiple less than the S&P 500 index
-	Selling at a substantial discount to its intrinsic value

In addition, the subadviser prefers companies with the following qualitative characteristics:

-	Dominant brand names
-	Low cost provider or niche player
-	Strong management with a successful track record

The fund expects to invest in approximately 25 to 40 companies. The subadviser intends to limit the fund’s investments in any one sector as a percentage of the fund’s assets to the greater of 15% or two times the Russell 1000® Value index’s sector weightings.

Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of large cap equity securities. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS
(for the past 10 years)

	Total Return	Quarter/Year

Best	15.81%	2nd/2003

Worst	-19.06%	3rd/2002

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

Large Cap Value Fund
Institutional Class
Return Before Taxes	16.11%	7.33%	9.14%
Return After Taxes on Distributions	15.68%	7.09%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	11.04%	6.27%	6.65%
Retirement Class[1]
Return Before Taxes	15.83%	7.14%	8.91%
Investor Class[1]
Return Before Taxes	15.63%	6.89%	8.68%

Comparative Index
Russell 1000® Value	22.25%	10.86%	11.00%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

10

Risk/Return Summary — Domestic Equity
HARBOR LARGE CAP VALUE FUND

INSTITUTIONAL CLASS

Fund#: 013

Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund#: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Limited issuers risk: Because the fund typically invests in approximately 25 to 40 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.08%	0.08%	0.23%

Total annual fund operating expenses	0.68%	0.93%	1.08%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$69	$218	$379	$847

Retirement Class	$95	$296	$515	$1,143

Investor Class	$110	$343	$595	$1,317

11

Risk/Return Summary — Domestic Equity
HARBOR MID CAP VALUE FUND

INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

SUBADVISER

LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606

Josef Lakonishok, Ph.D.
Portfolio Manager (since 2004)
Robert Vishny, Ph.D.
Portfolio Manager (since 2004)
Menno Vermeulen, CFA
Portfolio Manager (since 2004)
Puneet Mansharamani
Portfolio Manager (since 2006)

LSV has subadvised the fund since September 30, 2004.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common stocks, of mid cap companies that, in the subadviser’s opinion, are out-of-favor (undervalued) in the market place at the time of purchase and have potential for appreciation. We define mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index provided that if the upper end of the range of that Index falls below $15 billion we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2006, the range of the Index was $1.2 billion to $21.4 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the fund in a bottom-up, contrarian value approach. The primary components of the quantitative models are:

-	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,
-	indicators of past negative market sentiment, such as poor past stock price performance,
-	indicators of recent momentum, such as high recent stock price performance, and
-	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.

The fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of mid cap companies. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS
(since inception)

	Total Return	Quarter/Year

Best	15.30%	2nd/2003
Worst	-20.28%	3rd/2002

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

Mid Cap Value Fund
Institutional Class
Return Before Taxes	15.91%	N/A	9.65%
Return After Taxes on Distributions	15.17%	N/A	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	11.03%	N/A	8.25%
Retirement Class[1]
Return Before Taxes	15.58%	N/A	9.53%
Investor Class[1]
Return Before Taxes	15.49%	N/A	9.45%

Comparative Index
Russell Midcap® Value	20.22%	15.88%	15.85%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

12

Risk/Return Summary — Domestic Equity
HARBOR MID CAP VALUE FUND

INSTITUTIONAL CLASS

Fund#: 023

Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002

RETIREMENT CLASS

Fund#: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Mid cap risk: The fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)

Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.71%	0.69%	0.83%

Total annual fund operating expenses[1]	1.46%	1.69%	1.83%

[1]	Because the adviser voluntarily agreed to limit the fund’s operating expenses, the fund’s actual expenses for the fiscal year ended October 31, 2006 were 0.95% for the Institutional Class, 1.18% for the Retirement Class, and 1.32% for the Investor Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.
EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$149	$462	$797	$1,746

Retirement Class	$172	$533	$918	$1,998

Investor Class	$186	$576	$990	$2,148

13

Risk/Return Summary — Domestic Equity
HARBOR SMALL CAP VALUE FUND

INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

SUBADVISER

EARNEST Partners LLC
1180 Peachtree Street NE
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager (since 2001)

EARNEST Partners has subadvised the fund since its inception in 2001.

Harbor Small Cap Value Fund is closed to new investors.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index provided that if the upper end of the range of that Index falls below $2.5 billion we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2006, the range of the Index was $68 million to $3.0 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser employs a value based investment style by seeking to identify companies with stocks trading at prices below what the subadviser believes are their intrinsic values. The subadviser uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the fund’s portfolio. The subadviser utilizes relationships with key analysts and industry experts to obtain unbiased and unique research perspectives. The subadviser employs statistical analysis, designed to seek to limit company specific risk in the fund’s portfolio.

The fund generally expects to invest in approximately 55 to 70 companies. The fund’s sector weightings are a result of, and secondary to, individual stock selections.

Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of small cap companies. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS

(since inception)

	Total Return	Quarter/Year

Best	19.75%	2nd/2003

Worst	-12.06%	3rd/2002

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

Small Cap Value Fund
Institutional Class
Return Before Taxes	10.66%	15.88%	17.35%
Return After Taxes on Distributions	10.28%	15.73%	17.20%
Return After Taxes on Distributions and Sale of Fund Shares	7.44%	14.00%	15.34%
Retirement Class[1]
Return Before Taxes	10.37%	15.72	17.19%
Investor Class[1]
Return Before Taxes	10.24%	15.54	17.00%

Comparative Index
Russell 2000® Value	23.48%	15.37%	16.46%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

14

Risk/Return Summary — Domestic Equity
HARBOR SMALL CAP VALUE FUND

INSTITUTIONAL CLASS

Fund#: 022

Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001

RETIREMENT CLASS

Fund#: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

Harbor Small Cap Value Fund is closed to new investors.

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Small cap risk: The fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Limited issuers risk: Because the fund typically invests in approximately 55 to 70 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.08%	0.08%	0.23%

Total annual fund operating expenses	0.83%	1.08%	1.23%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$85	$265	$460	$1,025

Retirement Class	$110	$343	$595	$1,317

Investor Class	$125	$390	$676	$1,489

15

Risk/Return Summary —
International Equity
HARBOR INTERNATIONAL FUND

INVESTMENT GOAL
Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

SUBADVISER

Northern Cross
Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager (since 1987)

Northern Cross has subadvised the fund since its inception in 1987.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily (no less than 65% of its total assets) in common and preferred stocks of foreign companies, including those located in emerging market countries. Companies in the fund’s portfolio generally have market capitalizations in excess of $1 billion.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses an analysis of economic and market data, as well as its knowledge of each country’s culture, to determine country and industry allocations. Before selecting a country for investment, the subadviser analyzes the stability of a country’s currency and its political, social and economic culture.

Subject to these allocations, the subadviser uses a value oriented, bottom-up approach, researching and evaluating individual companies, to select stocks for the fund’s portfolio.

In selecting stocks for the fund’s portfolio, the subadviser also looks for companies with the following characteristics:

-	Businesses that the subadviser believes offer value
-	Low price/earnings multiples relative to other stocks in each country/industry
-	Above average, long-term earnings expectation not reflected in the price

The subadviser chooses approximately 70-90 stocks for the portfolio from a select universe of stocks.

Under normal circumstances, the fund will invest in a minimum of ten countries throughout the world.

The fund focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economies and political regimes appear more stable and are believed to provide some protection to foreign shareholders.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS

(for the past 10 years)

	Total Return	Quarter/Year

Best	20.74%	2nd/2003

Worst	-21.25%	3rd/2002

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of international common stock prices. The fund’s past performance does not necessarily indicate how the fund will perform in the future. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

International Fund
Institutional Class
Return Before Taxes	32.69%	20.07%	12.64%
Return After Taxes on Distributions	31.55%	19.43%	11.46%
Return After Taxes on Distributions and Sale of Fund Shares	22.49%	17.63%	10.70%
Retirement Class[1]
Return Before Taxes	32.35%	19.79%	12.36%
Investor Class[1]
Return Before Taxes	32.17%	19.58%	12.16%

Comparative Index
MSCI EAFE®[2]	26.34%	14.98%	7.71%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

[2]	Morgan Stanley Capital International Europe, Australasia, Far East

16

Risk/Return Summary — International Equity
HARBOR INTERNATIONAL FUND

INSTITUTIONAL CLASS

Fund#: 011

Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund#: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Foreign securities risk: The fund invests primarily in securities of foreign companies. Because of this, there is a greater risk that the fund’s share price will fluctuate more than if the fund invested in domestic issuers. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. In addition, foreign brokerage and custodian fees may be higher than those in the U.S. Prices of foreign securities may go down and the fund may lose money as a result of the following:

-	Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.
-	A decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies.

Emerging market risk: The foreign securities risks are more significant for issuers in emerging market countries such as Eastern Europe, Latin America and the Pacific Basin. Additional risks include immature economic structure and less developed and more thinly-traded securities markets.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)
Redemption fee[1]	2.00%	2.00%	2.00%

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees[2]	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.11%	0.11%	0.25%

Total annual fund operating expenses	0.85%	1.10%	1.24%

[1]	The 2% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts with small balances exchange policy) less than 60 days after purchase. The fee is withheld from redemption proceeds and retained by the fund. Shares held for 60 days or more are not subject to the 2% fee.
[2]	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$87	$271	$471	$1,049

Retirement Class	$112	$350	$606	$1,340

Investor Class	$126	$393	$681	$1,500

17

Risk/Return Summary — International Equity
HARBOR INTERNATIONAL GROWTH FUND

INVESTMENT GOAL
Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

SUBADVISER

Marsico Capital
Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
James Gendelman
Portfolio Manager (since 2004)

Marsico has subadvised the fund since March 1, 2004.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world. The fund normally invests in a number of countries throughout the world and maintains a core position of between 35 and 50 common stocks. The fund may invest up to 35% of the fund’s total assets, determined at the time of purchase, in common stocks of companies operating in emerging markets.

In selecting investments for the fund, the subadviser uses an approach that combines top-down economic analysis with bottom-up stock selection.

The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the top-down analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

The subadviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the subadviser may focus on any number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS

(for the past 10 years)

	Total Return	Quarter/Year

Best	25.74%	4th/1999

Worst	-25.54%	1st/2001

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of international common stock prices. The fund’s past performance does not necessarily indicate how the fund will perform in the future. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

International Growth Fund
Institutional Class
Return Before Taxes	24.11%	9.62%	1.08%
Return After Taxes on Distributions	24.10%	9.63%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares	15.78%	8.45%	0.74%
Retirement Class[1]
Return Before Taxes	23.79%	9.43%	0.87%
Investor Class[1]
Return Before Taxes	23.59%	9.28%	0.71%

Comparative Index
MSCI EAFE®[2] Growth	22.33%	12.27%	5.07%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

[2]	Morgan Stanley Capital International Europe, Australasia, Far East

18

Risk/Return Summary — International Equity
HARBOR INTERNATIONAL GROWTH FUND

INSTITUTIONAL CLASS
Fund#: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993

RETIREMENT CLASS

Fund#: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002

INVESTOR CLASS

Fund#: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Limited issuers risk: Because the fund typically invests in approximately 35 to 50 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

Foreign securities risk: The fund invests primarily in securities of foreign companies. Because of this, there is a greater risk that the fund’s share price will fluctuate more than if the fund invested in domestic issuers. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. In addition, foreign brokerage and custodian fees may be higher than those in the U.S. Prices of foreign securities may go down and the fund may lose money as a result of the following:

-	Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.
-	A decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies.

Emerging market risk: The foreign securities risks are more significant for issuers in emerging market countries such as Eastern Europe, Latin America and the Pacific Basin. Additional risks include immature economic structure and less developed and more thinly-traded securities markets.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)
Redemption fee[1]	2.00%	2.00%	2.00%

Annual fund operating expenses
(expenses that are deducted from fund assets)

Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.23%	0.23%	0.37%

Total annual fund operating expenses	0.98%	1.23%	1.37%

[1]	The 2% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts with small balances exchange policy) less than 60 days after purchase. The fee is withheld from redemption proceeds and retained by the fund. Shares held for 60 days or more are not subject to the 2% fee.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$100	$312	$542	$1,201

Retirement Class	$125	$390	$676	$1,489

Investor Class	$139	$434	$750	$1,646

19

Risk/Return Summary — International Equity
HARBOR GLOBAL VALUE FUND

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

SUBADVISER

Pzena Investment Management, LLC
120 West 45th Street
20th Floor
New York, NY 10036
A. Rama Krishna, CFA
Portfolio Manager (since 2006)
John Goetz
Portfolio Manager (since 2006)
Michael Peterson
Portfolio Manager (since 2006)

Pzena Investment Management has subadvised the fund since its inception in 2006.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common stocks of companies located throughout the world, including the United States and developed and emerging market countries. Companies in the fund’s portfolio normally have market capitalizations in excess of $2 billion at the time of purchase. In general, the fund stays fully invested in stocks and does not try to time the market.

The subadviser employs a deep value based investment approach by seeking to identify companies which are undervalued relative to their long-term earnings power. In selecting securities for the fund’s portfolio, the subadviser first uses a quantitative screening process to rank U.S. and foreign companies from the least to most expensive on the basis of their global price-to-normalized earnings ratios. The subadviser then researches those companies identified as least expensive utilizing fundamental and qualitative analysis to determine whether the problems that caused the company’s earnings shortfall are temporary or permanent. The subadviser selects individual securities for investment only when it believes:

-	the company’s problems are temporary
-	management has a viable strategy to generate earnings recovery
-	there is meaningful downside protection in case the earnings recovery does not materialize.

The fund normally sells a security when the subadviser determines the company stock has reached its target price, the subadviser determines there are more attractive investment opportunities as the stock approaches its target price or there is a material change in the company’s business.

The fund expects to invest in approximately 40 to 60 companies. The fund invests, under normal conditions, in a minimum of five countries, one of which may be the U.S. The fund does not have pre-set targets for investment in any particular country or region. Depending on the subadviser’s assessment of the relative value of the companies identified for potential investment, the fund may at one time invest all or substantially all of its assets in foreign companies and at another time invest substantially in U.S. companies, although it is expected that there will normally be meaningful foreign company exposure in the portfolio. Emerging market exposure is limited to 10% of the fund’s total assets, determined at the time of purchase.

FUND PERFORMANCE

Because the fund is newly organized and does not yet have a complete calendar year’s performance history, the bar chart and total return tables are not provided. See page 28 for information relating to the subadviser.

20

Risk/Return Summary — International Equity
HARBOR GLOBAL VALUE FUND

INSTITUTIONAL CLASS

Fund#: 027

Cusip: 411511447
Ticker: HAGVX
Inception Date: 08-07-2006

RETIREMENT CLASS

Fund#: 227
Cusip: 411511454
Ticker: HRGVX
Inception Date: 08-07-2006

INVESTOR CLASS

Fund#: 427
Cusip: 411511462
Ticker: HIGVX
Inception Date: 08-07-2006

PRINCIPAL RISKS

Stocks fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Market risk: The individual stocks in which the fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Foreign securities risk: The fund may invest significantly in securities of foreign companies. Because of this, there is a greater risk that the fund’s share price will fluctuate more than if the fund invested solely in domestic issuers. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. In addition, foreign brokerage and custodian fees may be higher than those in the U.S. Prices of foreign securities may go down and the fund may lose money as a result of the following:

-	Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.
-	A decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies.

Emerging market risk: The foreign securities risks are more significant for issuers in emerging market countries such as Eastern Europe, Latin America and the Pacific Basin. Additional risks include immature economic structure and less developed and more thinly-traded securities markets.

Smaller cap risk: The fund’s performance may be more volatile because it may invest in smaller cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Limited issuer risk: Because the fund typically invests in approximately 40 to 60 companies, an adverse event affecting a particular company may hurt the fund’s performance more than if it had invested in a larger number of companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees	None	None	None
(fees paid directly from your investment)
Redemption fee[1]	2.00%	2.00%	2.00%
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses[2]	2.56%	2.56%	2.69%

Total annual fund operating expenses	3.41%	3.66%	3.79%
Contractual expense limitation (until 02-28-2008)	2.41%	2.41%	2.41%

Net annual fund operating expenses	1.00%	1.25%	1.38%

[1]	The 2% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts with small balances exchange policy) less than 60 days after purchase. The fee is withheld from redemption proceeds and retained by the fund. Shares held for 60 days or more are not subject to the 2% fee.
EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses taking into account the expense limitation (through the first year only) and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$102	$823	$1,566	$3,532

Retirement Class	$127	$897	$1,687	$3,758

Investor Class	$140	$935	$1,750	$3,873

21

The Funds’ Investments
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENTS

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, security futures, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. Equity investments may also include investments in initial public offerings or secondary offerings.

22

The Funds’ Investments
INFORMATION ABOUT THE FUNDS’ OTHER INVESTMENTS

Derivative Instruments

Each fund may, but is not required to, use derivatives for any of the following purposes:

-	To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
-	As a substitute for purchasing or selling securities or foreign currencies.
-	In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative instrument will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.

Even a small investment in derivatives can have a big impact on a fund portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase a fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s portfolio holdings. If a fund uses derivatives, it manages its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund’s portfolio less liquid and harder to value, especially in declining markets.

Temporary Defensive Positions

In response to extraordinary market, economic or political conditions, each fund may depart from its principal investment strategies by taking large temporary investment positions in cash or investment-grade debt securities.

The international funds may invest without limit in equity securities of U.S. issuers and investment grade notes and bonds.

If a fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

Portfolio Turnover

Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from a fund’s performance. For the fiscal year ended October 31, 2006, the portfolio turnover rates for Harbor Mid Growth Fund and Harbor International Growth Fund, were 131% and 100%, respectively. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate results in higher transaction costs and other expenses for these funds, the subadvisers believe that the portfolio transactions are in the best interests of shareholders.

23

The Adviser and Subadvisers

The Adviser

Harbor Capital Advisors, Inc. is the investment adviser and provides management services to Harbor Funds.

Harbor Capital Advisors, Inc., located at One SeaGate, Toledo, Ohio, is an indirect wholly owned subsidiary of Robeco Groep N.V. Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations. As of December 31, 2006, Robeco Groep N.V., through its investment management subsidiaries, had approximately $197.0 billion in assets under management.

The combined assets of Harbor Funds and the pension plans managed by Harbor Capital Advisors were approximately $37.7 billion as of December 31, 2006.

Subject to the approval of Harbor Funds’ board of trustees, Harbor Capital Advisors, as the investment adviser, establishes and modifies whenever necessary the investment strategies of each fund. Harbor Capital Advisors is also responsible for overseeing each subadviser and recommending the selection, termination and replacement of subadvisers. The adviser evaluates, and allocates each funds’ assets to, one or more subadvisers.

The adviser also:

-	Seeks to ensure quality control in the subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
-	Monitors and measures risk and return results against appropriate benchmarks and recommends whether subadvisers should be retained or changed.
-	Focuses on cost control.

In order to more effectively manage the funds, Harbor Funds and Harbor Capital Advisors have been granted an order from the SEC permitting the adviser, subject to the approval of Harbor Funds’ board of trustees, to select subadvisers to serve as portfolio managers for the Harbor Funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements without obtaining shareholder approval. To the extent the SEC adopts a rule which would supersede the order, Harbor Funds and Harbor Capital Advisors intend to rely on the rule to permit Harbor Capital Advisors to act in the same manner as it currently does pursuant to the order.

In addition to its investment management services to the funds, the adviser administers each fund’s business affairs. For the year ended October 31, 2006, as shown in the table, each fund paid the adviser an advisory fee for these services. The adviser has also agreed to voluntarily reduce the total expenses of the different share classes for certain funds for the fiscal year ending October 31, 2007. This agreement is temporary and may be terminated or changed at any time. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to the subadviser.

ANNUAL ADVISORY FEE RATES

(as a percentage of the fund’s average net assets)

	Actual	Contractual
	Advisory	Advisory
	Fee Paid	Fee

Domestic Equity Funds
Harbor Capital Appreciation Fund	0.60%	0.60%

Harbor Mid Cap Growth Fund	0.71%	0.75%

Harbor Small Cap Growth Fund	0.75%	0.75%

Harbor Small Company Growth Fund	0.75%	0.75%

Harbor Large Cap Value Fund	0.60%	0.60%

Harbor Mid Cap Value Fund	0.44%	0.75%
Harbor Small Cap Value Fund	0.75%	0.75%

International Equity Funds
Harbor International Fund	0.74%

Up to $12 billion		0.75%
In excess of $12 billion		0.65%

Harbor International Growth Fund	0.75%	0.75%

Harbor Global Value Fund	0.85%	0.85%

A discussion of the factors considered by the board of trustees when approving the investment advisory agreements of the funds is available in Harbor Funds’ semi-annual (for the 6 month period ended April 30) and annual (for the year ended October 31) reports to shareholders.

Each subadviser that also subadvises a portion of the pension plan assets managed by Harbor Capital Advisors has adopted procedures to reasonably ensure fair asset allocation between the respective fund and the pension plan. The objectives and investment styles of each of the Harbor Funds match those segments of the pension plan subadvised by the subadvisers. This allows Harbor Funds to utilize research and other information on a cost effective basis. Portfolio managers are monitored on an on-going basis to collect and update data about their organizations and performance.

24

The Adviser and Subadvisers

Wellington
Aggressive
Mid Cap Growth
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by Wellington Management Company, LLP (“Wellington Management”), which serves as the subadviser to Harbor Mid Cap Growth Fund. The Wellington Aggressive Mid Cap Growth composite is comprised of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s Aggressive Mid Cap Growth investment strategy that have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Growth Fund. Except to the extent performance has been adjusted to reflect the operating costs of the Harbor Mid Cap Growth Fund, Wellington Management has prepared and presented the historical performance shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Wellington Management in managing all mid cap growth portfolios, with investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Growth Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional share class and the expense payable by the Retirement and Investor shares classes of Harbor Mid Cap Growth Fund for the fiscal year ended October 31, 2006 were used.

The historical performance of the Aggressive Mid Cap Growth composite is not that of any of the Harbor Funds, including Harbor Mid Cap Growth Fund and is not necessarily indicative of any fund’s future results. The Harbor Mid Cap Growth Fund commenced operations on November 1, 2000. Harbor Mid Cap Growth Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, one of the accounts comprising the composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the composite, they may have had an adverse affect on the performance results of the composite.

WELLINGTON AGGRESSIVE MID CAP GROWTH COMPOSITE PERFORMANCE

	For the Periods Ended December 31, 2006:

				Since
Aggressive Mid Cap Growth Composite*	1 Year	3 Years	5 Years	Inception

Composite net of all Institutional Class operating expenses	13.34%	15.69%	11.15%	6.59%
Composite net of all Retirement Class operating expenses	13.07	15.42	10.88	6.33
Composite net of all Investor Class operating expenses	12.92	15.27	10.73	6.18
Composite gross of all operating expenses	14.51	16.88	12.30	7.73
Russell Midcap® Growth Index	10.66	12.73	8.22	-0.67

	For the Periods Ended December 31:

	2000**	2001	2002	2003	2004	2005	2006

Composite net of all Institutional Class operating expenses	1.82%	-11.39%	-22.97%	42.21%	18.98%	14.82%	13.34%
Composite net of all Retirement Class operating expenses	1.63	-11.61	-23.17	41.90	18.71	14.56	13.07
Composite net of all Investor Class operating expenses	1.52	-11.74	-23.29	41.71	18.55	14.40	12.92
Composite gross of all operating expenses	2.63	-10.39	-22.09	43.59	20.19	16.00	14.51
Russell Midcap® Growth Index	-19.31	-20.15	-27.41	42.71	15.48	12.10	10.66

The adviser voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.95% and the retirement and investor class share total operating expenses to 1.20% and 1.38% respectively. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so. The performance of the composite net of advisory fees and expenses after giving effect to the expense limitations would have been:

	For the Periods Ended December 31, 2006:

				Since
Aggressive Mid Cap Growth Composite*	1 Year	3 Years	5 Years	Inception

Composite net of all Institutional Class operating expenses	13.46%	15.81%	11.27%	6.71%
Composite net of all Retirement Class operating expenses	13.18	15.53	10.99	6.44
Composite net of all Investor Class operating expenses	12.98	15.33	10.80	6.25

	For the Periods Ended December 31:

	2000**	2001	2002	2003	2004	2005	2006

Composite net of all Institutional Class operating expenses	1.90%	-11.28%	-22.88%	42.35%	19.11%	14.94%	13.46%
Composite net of all Retirement Class operating expenses	1.71	-11.52	-23.09	42.03	18.82	14.67	13.18
Composite net of all Investor Class operating expenses	1.57	-11.68	-23.24	41.79	18.62	14.47	12.98

*	This is not the performance of Harbor Mid Cap Growth Fund. As of December 31, 2006, the Aggressive Mid Cap Growth composite was composed of 5 accounts, totaling approximately $1.6 billion. The inception date of the composite is April 30, 2000.

**	For the period April 30, 2000 to December 31, 2000.

25

The Adviser and Subadviser

NorthPointe
Capital
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by NorthPointe Capital LLC, which serves as the subadviser to Harbor Small Company Growth Fund. The NorthPointe Capital Small Cap Growth composite is comprised of all fee paying accounts under discretionary management by NorthPointe Capital that have investment objectives, policies and strategies substantially similar to those of the Harbor Small Company Growth Fund. NorthPointe Capital has prepared the historical performance shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of NorthPointe in managing all small cap growth portfolios with investment objectives, policies and strategies substantially similar to those of the Harbor Small Company Growth Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional, Retirement and Investor class shares of Harbor Small Company Growth Fund for the fiscal year ended October 31, 2006 were used.

The historical performance of the NorthPointe Capital Small Cap Growth composite is not that of any of the Harbor Funds, including Harbor Small Company Growth Fund, and is not necessarily indicative of any fund’s future results. The Harbor Small Company Growth Fund commenced operations on February 1, 2006. Harbor Small Company Growth Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, not all of the accounts comprising the composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

NORTHPOINTE CAPITAL’S SMALL CAP GROWTH COMPOSITE PERFORMANCE

	For the Periods Ended December 31, 2006:

					Since
Small Cap Growth Composite*	1 Year	2 Years	3 Years	4 Years	Inception

Composite net of all Institutional Class operating expenses	17.83%	11.55%	16.28%	27.62%	16.36%
Composite net of all Retirement Class operating expenses	17.55	11.28	16.00	27.32	16.08
Composite net of all Investor Class operating expenses	17.40	11.14	15.85	27.16	15.94
Composite gross of all operating expenses	18.82	12.50	17.26	28.67	17.35
Russell 2000® Growth Index	13.34	8.65	10.50	18.99	7.75

	For the Periods Ended December 31:

	2002**	2003	2004	2005	2006

Composite net of all Institutional Class operating expenses	-22.57	68.75%	26.33%	5.61%	17.83%
Composite net of all Retirement Class operating expenses	-22.73	68.38	26.03	5.35	17.55
Composite net of all Investor Class operating expenses	-22.81	68.18	25.88	5.21	17.40
Composite gross of all operating expenses	-22.02	70.05	27.37	6.52	18.82
Russell 2000® Growth Index	-28.87	48.54	14.31	4.15	13.34

*	This is not the performance of the Harbor Small Company Growth Fund. As of December 31, 2006, the Small Cap Growth composite was composed of 19 accounts, totaling approximately $518.9 million. The inception date of the Composite was April 1, 2002.

**	For the period April 1, 2002 to December 31, 2002.

26

The Adviser and Subadviser

LSV
Asset
Management
Mid Cap Value
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by LSV Asset Management (“LSV”), which serves as the subadviser to Harbor Mid Cap Value Fund. The LSV Mid Cap Value composite is comprised of all fee paying accounts under discretionary management by LSV in LSV’s mid cap value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Value Fund. Except to the extent performance has been adjusted to reflect the operating expenses of Harbor Mid Cap Value Fund, LSV has prepared and presented the historical performance shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of LSV in managing all mid cap value portfolios with investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Value Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional share class and the expense payable by the Retirement and Investor shares classes of Harbor Mid Cap Value Fund for the fiscal year ended October 31, 2006 were used.

The historical performance of the LSV Mid Cap Value composite is not that of any of the Harbor Funds, including Harbor Mid Cap Value Fund, and is not necessarily indicative of any fund’s future results. The Harbor Mid Cap Value Fund commenced operations on March 1, 2002. Harbor Mid Cap Value Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

LSV MID CAP VALUE COMPOSITE PERFORMANCE

	For the Periods Ended December 31, 2006:

Mid Cap Value Composite*	1 Year	3 Years	5 Years	Since Inception

Composite net of all Institutional Class operating expenses	17.63%	16.99%	16.06%	12.30%
Composite net of all Retirement Class operating expenses	15.73	16.19	15.47	11.88
Composite net of all Investor Class operating expenses	13.70	15.40	14.94	11.54
Composite gross of all operating expenses	19.28	18.64	17.70	13.91
Russell Midcap® Value Index	20.22	18.77	15.88	13.11

	For the Periods Ended December 31:

	1997**	1998	1999	2000	2001	2002	2003	2004	2005	2006

Composite net of all Institutional Class operating expenses	10.22%	-0.18%	-8.13%	22.58%	13.24%	-5.93%	39.78%	22.71%	10.94%	17.63%
Composite net of all Retirement Class operating expenses	10.14	-0.42	-8.35	22.32	12.98	-6.15	39.49	22.44	10.69	15.73
Composite net of all Investor Class operating expenses	10.09	-0.56	-8.48	22.15	12.83	-6.28	39.31	22.27	10.54	13.70
Composite gross of all operating expenses	10.74	1.29	-6.75	24.30	14.85	-4.52	41.68	24.42	12.51	19.28
Russell Midcap® Value Index	10.52	5.08	-0.11	19.18	2.33	-9.65	38.07	23.71	12.65	20.22

The adviser voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.95%, and the retirement and investor class share total operating expenses to 1.20% and 1.38% respectively. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so. The performance of the composite net of advisory fees and expenses after giving effect to the expense limitations would have been:

	For the Periods Ended December 31, 2006:

	1 Year	3 Years	5 Years	Since Inception

Composite net after Institutional Class expense limitation	18.20%	17.57%	16.63%	12.86%
Composite net after Retirement Class expense limitation	17.92	17.28	16.35	12.59
Composite net after Investor Class expense limitation	17.72	17.08	16.15	12.39

	For the Periods Ended December 31:

	1997**	1998	1999	2000	2001	2002	2003	2004	2005	2006

Composite net after Institutional Class expense limitation	10.40%	0.33%	-7.65%	23.18%	13.80%	-5.44%	40.44%	23.30%	11.48%	18.20%
Composite net after Retirement Class expense limitation	10.31	0.08	-7.89	22.89	13.52	-5.68	40.12	23.01	11.21	17.92
Composite net after Investor Class expense limitation	10.25	-0.10	-8.06	22.68	13.32	-5.85	39.89	22.80	11.01	17.72

*	This is not the performance of Harbor Mid Cap Value Fund. As of December 31, 2006, the Mid Cap Value composite was composed of 28 accounts, totaling approximately $2.5 billion. The inception date of the Composite was September 1, 1997.

**	For the period September 1, 1997 to December 31, 1997.

27

The Adviser and Subadviser

Pzena Global Value
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by Pzena Investment Management, LLC, which serves as the subadviser to Harbor Global Value Fund. The Pzena Global Value composite is comprised of all fee paying accounts under discretionary management by Pzena that have investment objectives, policies and strategies substantially similar to those of the Harbor Global Value Fund. Pzena has prepared and presented the historical performance shown for the composite in accordance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Pzena Investment Management in managing all global value portfolios with investment objectives, policies and strategies substantially similar to those of the Harbor Global Value Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional, Retirement and Investor class shares of Harbor Global Value Fund for the fiscal year ended October 31, 2006 were used.

The historical performance of the Pzena Global Value composite is not that of any of the Harbor Funds, including Harbor Global Value Fund, and is not necessarily indicative of any fund’s future results. The Harbor Global Value Fund commenced operations on August 7, 2006. Harbor Global Value Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

PZENA GLOBAL VALUE COMPOSITE PERFORMANCE

	For the Periods Ended December 31, 2006:

Pzena Global Value Composite*	1 Year	3 Years	Since Inception

Composite net of all Institutional Class operating expenses	20.28%	18.56%	18.56%
Composite net of all Retirement Class operating expenses	19.99	18.28	18.28
Composite net of all Investor Class operating expenses	19.85	18.13	18.13
Composite gross of all operating expenses	21.44	19.71	19.71
MSCI World® Index	20.07	14.68	14.68

	For the Periods Ended December 31:

	2004	2005	2006

Composite net of all Institutional Class operating expenses	18.84%	16.60%	20.28%
Composite net of all Retirement Class operating expenses	18.55	16.32	19.99
Composite net of all Investor Class operating expenses	18.40	16.18	19.85
Composite gross of all operating expenses	19.98	17.73	21.43
MSCI World® Index	14.72	9.49	20.07

*	This is not the performance of the Harbor Global Value Fund. As of December 31, 2006, the Global Value composite was composed of 1 account, totaling approximately $5.2 million. The inception date of the Composite was January 1, 2004.

28

The Adviser and Subadviser

The Subadvisers
and Fund Managers

Each fund’s investments are selected by a subadviser that is not affiliated with Harbor Capital Advisers. The following table describes each fund’s portfolio manager(s), the subadviser that employs the manager and the manager’s business experience. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds.

	PORTFOLIO MANAGER(S)	MANAGER	BUSINESS EXPERIENCE
	AND SUBADVISER	SINCE	(PAST FIVE YEARS)

Harbor Domestic Equity Funds	Capital Appreciation
	Spiros Segalas Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	1990	President (since 1993), Chief Investment Officer (since 1973); and Director and Founding Member of Jennison (since 1969).
	Mid Cap Growth
	Michael T. Carmen, CFA, CPA Wellington Management Company, LLP 75 State Street Boston, MA 02109	2005	Senior Vice President (since 2003), and Equity Portfolio Manager (since 1999), Wellington Management.

	Mr. Abularach assists Mr. Carmen by providing portfolio management and securities analysis for the fund.

	Mario E. Abularach, CFA Wellington Management Company, LLP	2006	Vice President and Equity Research Analyst (since 2001), Wellington Management.
	Small Cap Growth
	William Muggia Westfield Capital Management Company, LLC One Financial Center Boston, MA 02111	2000	Director, President, Chief Investment Officer and Portfolio Manager, Westfield (since 1994).

Investment decisions are made by consensus of the Westfield Investment Committee, which is made up of
Mr. Muggia, Mr. Bauernfeind, Mr. Meyers, Mr. Emerman, and the securities analysts of Westfield.
	Mr. Bauernfeind provides security analysis in Energy, Financials and Industrials; Mr. Meyers provides security analysis in Financials and Consumer Services; and Mr. Emerman provides security analysis in Consumer Discretionary and Consumer Staples. In addition, they assist Mr. Muggia by providing investment decision supervision and overall portfolio flow monitoring.

	Arthur Bauernfeind, CFA Westfield Capital Management Company, LLC	2000	Chairman, Chief Executive Officer and Portfolio Manager, Westfield (since 1990).

	Ethan Meyers, CFA Westfield Capital Management Company, LLC	2000	Senior Vice President, Senior Security Analyst and Portfolio Manager, Westfield (since 1999).

	Scott Emerman, CFA Westfield Capital Management Company, LLC	2002	Senior Security Analyst and Portfolio Manager, Westfield (since 2002).
	Small Company Growth
	Carl Wilk NorthPointe Capital LLC 101 West Big Beaver Road Suite 745 Troy, MI 48084	2006	Portfolio Manager, NorthPointe Capital (since 2002) and Senior Portfolio Manager, Munder Capital Management (1995-2002).
	Large Cap Value
	Jeffrey Shaw Armstrong Shaw Associates Inc. 45 Grove Street New Canaan, CT 06840	2001	Chairman (since 1999), President (since 1989) and Chief Investment Officer of Armstrong Shaw.

29

The Adviser and Subadviser

	PORTFOLIO MANAGER(S)	MANAGER	BUSINESS EXPERIENCE
	AND SUBADVISER	SINCE	(PAST FIVE YEARS)

Harbor Domestic Equity Funds — continued	Mid Cap Value
	Josef Lakonishok, Ph.D. LSV Asset Management 1 North Wacker Drive Chicago, IL 60606	2004	CEO, Founding Partner and Portfolio Manager, LSV (since 1994) and William G. Karnes Professor of Finance at the College of Commerce & Business Administration at the University of Illinois at Urbana-Champaign (since 1987).

	Robert Vishny, Ph.D. LSV Asset Management	2004	Founding Partner and Portfolio Manager, LSV (since 1994) and Eric J. Gleacher Distinguished Service Professor of Finance, University of Chicago Graduate School of Business (since 1985).

	Menno Vermeulen, CFA LSV Asset Management	2004	Portfolio Manager, Senior Quantitative Analyst, LSV (since 1995) and Partner, LSV (since 1998).

	Puneet Mansharamani LSV Asset Management	2006	Portfolio Manager (since 2006) and Quantitative Analyst (since 2000), LSV.
	Small Cap Value
	Paul Viera EARNEST Partners LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	2001	CEO, Portfolio Manager, and founder of EARNEST Partners (since 1998).

Harbor International Equity Funds	International
	Hakan Castegren Northern Cross Investments Limited Clarendon House 2 Church Street Hamilton, Bermuda HMDX	1987	President, Northern Cross (since 1993).
	International Growth Fund
	James Gendelman Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202	2004	Portfolio Manager and Senior Analyst, Marsico Capital (since 2000).
	Global Value
	A. Rama Krishna, CFA Pzena Investment Management LLC 120 West 45th Street 20th Floor New York, NY 10036	2006	Managing Principal and Portfolio Manager, Pzena Investment Management (since 2003) and Chief Investment Officer, Citigroup Asset Management (1998-2003).

	The Subadviser will make investment decisions for the fund using a team approach. Those primarily responsible for overseeing the fund’s investments are A. Rama Krishna, Michael Peterson and John P. Goetz, each of whom have joint decision-making responsibility and “veto authority” over any investment decision. All decisions require unanimous consent of the team; individual portfolio managers do not have any latitude to make independent portfolio decisions.

	John Goetz Pzena Investment Management LLC	2006	Managing Principal (since 1997), Portfolio Manager and Co-Chief Investment Officer (since 2005) and Director of Research (1996-2005), Pzena Investment Management.

	Michael Peterson Pzena Investment Management LLC	2006	Principal and Portfolio Manager (since 1998) and Director of Research (since 2005), Pzena Investment Management.

30

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31

Your Harbor Funds Account

Choosing a Share Class

All of the Harbor Funds have multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the funds’ separate share classes have different expenses, and as a result, their investment performances will differ. Please note that the retirement class shares are limited to eligible retirement plans, which consist of qualified retirement plans and Section 457 plans only. The retirement class shares are not available through personal plans, such as individual retirement accounts (IRA), SEPs, Simple IRAs or individual 403(b) plans. When choosing a share class, you should consider the factors below:

Institutional Class	Retirement Class	Investor Class
- Available to individual and institutional investors	- Limited to eligible retirement plans only	- Available to individual and institutional investors
- No 12b-1 fee	- 12b-1 fee of up to 0.25% of average daily net assets	- 12b-1 fee of up to 0.25% of average daily net assets
- Transfer agent fee of 0.06% of the average daily net assets	- Transfer agent fee of 0.06% of the average daily net assets	- Transfer agent fee of 0.19% of the average daily net assets
- $50,000 minimum investment in each fund	- No minimum investment	- $2,500 minimum investment for regular accounts and $1,000 minimum for IRA and UTMA/ UGMA accounts
- Funds Available:	- Funds Available:	- Funds Available:
012-Capital Appreciation	212-Capital Appreciation	412-Capital Appreciation
019-Mid Cap Growth	219-Mid Cap Growth	419-Mid Cap Growth
010-Small Cap Growth	210-Small Cap Growth	410-Small Cap Growth
026-Small Company Growth	226-Small Company Growth	426-Small Company Growth
013-Large Cap Value	213-Large Cap Value	413-Large Cap Value
023-Mid Cap Value	223-Mid Cap Value	423-Mid Cap Value
022-Small Cap Value	222-Small Cap Value	422-Small Cap Value
011-International	211-International	411-International
017-International Growth	217-International Growth	417-International Growth
027-Global Value	227-Global Value	427-Global Value

DISTRIBUTION AND SERVICE (12b-1) FEES

Harbor Funds has adopted a distribution plan for each of the funds’ retirement and investor class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the funds pay distribution and service fees to Harbor Funds Distributors, Inc., (the “Distributor”), for the sale, distribution and servicing of their shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSFER AGENT FEES

Each fund pays Harbor Services Group, Inc. transfer agent fees (specified above) on a per class basis for its services as shareholder servicing agent for the funds. Harbor Services Group uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., annually) and/or an asset based fee which is determined based upon the value of the assets maintained by the financial intermediary.

32

Your Harbor Funds Account

Minimum Investment Exceptions	Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any fund and for the Institutional Class of those funds with a $1,000 investment minimum.

You may purchase Institutional Class shares notwithstanding the $50,000 minimum investment amount if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.

(a)	You were a shareholder of Harbor Funds on October 31, 2002 and maintained a balance in your Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.

(b)	You received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.

(c)	Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.

(d)	Members of the immediate family living in the same household of any of the persons included in items a, b, or c.

(e)	Current trustees and officers of Harbor Funds.

(f)	Current partners and employees of legal counsel to Harbor Funds.

(g)	Current directors, officers or employees of Harbor Capital Advisors and its affiliates.

(h)	Current directors, officers, or employees of any subadviser to any Harbor Funds.

(i)	Members of the immediate family of any of the persons included in items e, f, g, h, or i.

(j)	Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons.

(k)	Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.

(l)	Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds; provided those individuals beneficially owned shares of the same Harbor Fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.

(m)	Certain wrap and other types of fee based accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor.

(n)	Employer-sponsored retirement plans and omnibus accounts established by financial intermediaries where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Distributor.

(o)	Participants in an employer-sponsored retirement plan or 403(b) plan or 457 plan if (i) your employer has made special arrangements for your plan to operate as a group with other plans through a single broker, dealer or financial intermediary; and (ii) all participants in the plan purchase shares of a Harbor Fund through that single broker, dealer or other financial intermediary.

(p)	Certain family trust accounts adhering to standards established by the Distributor.

33

Your Harbor Funds Account

How to Purchase Shares
Harbor Funds will not accept cash, money orders, “starter checks”, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

Harbor Funds does not issue share certificates.

Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.

Please make note of your confirmation number when transacting via the telephone and the Internet.

Harbor Small Cap Growth Fund and Harbor Small Cap Value Fund are closed to new investors.

All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or ACH for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Through a Financial Intermediary” if you are purchasing through a financial intermediary.

You may make up to four round trips in the same fund in a 12-month period. However, Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the fund involved. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive short-term trading or market timing activity in any fund, it may bar future purchases on a temporary or permanent basis at any time. A “round trip” is a purchase into a fund followed by a redemption out of the same fund (by any means) within a 30 day period. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Harbor Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico and Guam. Certain Harbor Funds are also available for sale to certain government approved pension plans in Chile and Peru.

BY MAIL	Open a new account	Add to an existing account

First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048	Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Complete the investment slip included with your most recent confirmation or statement.
Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572
Make your check payable to: “Harbor Funds”

If your check does not clear for any reason, the shareholder servicing agent will cancel your purchase and deduct $25 from your account. You may also be prohibited from future purchases.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

BY TELEPHONE	Add to an existing account
Call Harbor Services Group at: 1-800-422-1050	You may purchase shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Telephone purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our web site.

You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site at www.harborfunds.com.

34

Your Harbor Funds Account

How to Purchase Shares	BY WIRE	Open a new account	Add to an existing account
	Wire to: State Street Bank and Trust Company Boston, MA ABA#: 0110 0002 8 Acct: DDA #3018-065-7 Supply fund name, share class, account registration and account number	Send the completed account application to Harbor Services Group at the address listed under “By Mail.” Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.

Call the shareholder servicing agent at 1-800-422-1050 if you are sending a wire of $100,000 or more.

BY INTERNET Visit our web site at: www.harborfunds.com	Add to an existing account

If your account has internet purchase privileges, you may purchase shares via our web site 24 hours a day.

Internet purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares through the Internet may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future Internet purchases.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the purchase request by mail.

You must have banking instructions already established on your account to purchase shares through the Internet. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site.

	THROUGH A FINANCIAL	You may purchase fund shares through an intermediary, such as a broker-
INTERMEDIARY	dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward purchase orders to the funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

35

Your Harbor Funds Account

How to Exchange Shares
An exchange is a redemption of shares from one Harbor fund and a purchase of shares in another Harbor fund and may be subject to a redemption fee. Please refer to “How to Sell Shares” for a description of the redemption fee.

Exchanges may be taxable transactions depending on the type of account, and you may realize a gain or a loss.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the same fund in a 12-month period. However, Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the fund involved. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive short-term trading or market timing activity in any fund, it may bar future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. A “round trip” is a purchase into a fund followed by a redemption out of the same fund (by any means) within a 30 day period. Different restrictions may apply if you invest through an intermediary. For more information about the funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each fund. You should consider the differences in investment objectives and expenses of a fund before making an exchange.

Harbor Funds may change or terminate its exchange policy on 60 days prior notice.

INSTITUTIONAL CLASS SHAREHOLDERS

This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.

If you are an original shareholder (a shareholder of any Harbor Fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor Fund.

If you are not an original shareholder, you must meet the minimum initial investment requirements for each fund.

RETIREMENT CLASS SHAREHOLDERS

You may exchange your shares of the Retirement Class for Retirement Class shares or any other Harbor Funds available through your retirement plan. In addition, you may exchange your shares of the Retirement Class for shares of either the Institutional or Investor Class shares of another Harbor Funds if such class of shares is available through your retirement plan.

INVESTOR CLASS SHAREHOLDERS

If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor Funds and for Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Your exchanges out of the Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund into another Harbor Funds would be subject to the minimum investment requirements for each fund and class.

BY MAIL First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572	You may mail an exchange request to the shareholder servicing agent. Indicate the name of the fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

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Your Harbor Funds Account

How to Exchange Shares

BY TELEPHONE Call Harbor Services Group at: 1-800-422-1050	If your account has telephone exchange privileges, you may exchange shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our web site.

BY INTERNET Visit our web site at: www.harborfunds.com	If your account has internet exchange privileges, you may exchange shares via our web site 24 hours a day.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the exchange request by mail.

THROUGH A FINANCIAL INTERMEDIARY	You may exchange fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

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Your Harbor Funds Account

How to Sell Shares
Redemptions may be taxable transactions and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Funds nor the shareholder servicing agent is obligated, under any circumstances, to pay interest on redemption proceeds.

A signature guarantee may be required. See “Shareholder and Account Policies” for more information.

Redemption proceeds sent by check and not cashed within 180 days may be reinvested in your account in the same fund from which it was redeemed at the current day’s NAV. Redemption proceeds which are reinvested are subject to the risk of loss like any fund investment.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.

Redemption Fee

The Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund charge a 2% redemption fee on shares that are redeemed before they have been held for 60 days.

This fee applies when shares are redeemed, by exchange to another Harbor Funds or by application of the accounts with small balances exchange policy. The redemption fee is paid directly to the respective fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the fund. The fee ensures that short-term investors pay their share of the fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

The redemption fee is applicable to all short-term redemptions or exchanges of shares. However, the redemption fee does not apply to certain types of accounts, including: (i) certain plan sponsored retirement plans that do not have or report to the funds sufficient information to impose a redemption fee on their participants’ accounts; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the funds sufficient information to impose a redemption fee on their customers’ accounts.

Some intermediaries have agreed to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the applicable Harbor Funds policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee. Harbor may allow the intermediary to apply its own redemption fee policy to its customer’s accounts in place of Harbor Funds’ redemption fee policy if Harbor determines the intermediary’s policy is reasonably designed and sufficiently similar to Harbor Funds’ policy.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) reinvested distributions (dividends and capital gains); (vi) redemptions initiated through an Automatic Withdrawal Plan; (vii) redemptions pursuant to a systematic rebalancing or asset allocation program established with Harbor; and (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund.

We will always redeem your “oldest” shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares. From time to time, the funds may waive or modify redemption fees for certain categories of investors. Each fund may modify its redemption policies at any time without giving advance notice to shareholders.

BY MAIL First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572	You may mail a written redemption request to the shareholder servicing agent. State the name of the fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.

If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold 10%. Call the shareholder servicing agent or visit our web site at www.harborfunds.com for an IRA Request for Distribution form.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

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Your Harbor Funds Account

How to Sell Shares	BY TELEPHONE Call Harbor Services Group at: 1-800-422-1050	If your account has telephone redemption privileges, you may redeem shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our web site.

BY INTERNET Visit our web site at: www.harborfunds.com	If your account has Internet redemption privileges, you may redeem shares via our web site 24 hours a day.

Redemptions through the Internet will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the redemption request by mail.

THROUGH A FINANCIAL INTERMEDIARY	You may redeem fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward redemption requests to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

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Shareholder and Account Policies

Transaction and Account Policies

RIGHTS RESERVED BY HARBOR FUNDS
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone or mail; (2) to refuse any purchase or exchange order; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if the fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account which indicates that the identity of the shareholder can no longer be verified.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

EXCESSIVE TRADING/MARKET-TIMING
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor Funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to seek to discourage excessive short-term trading.

Excessive short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. Certain funds invest a significant portion of their assets in small cap securities. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a fund’s portfolio securities, as reflected by the fund’s net asset value on any given day, do not fully reflect the then current fair market value of such securities. In the case of funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a fund prices its shares, which may affect the prices of the foreign securities held by the funds. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.

The Board of Trustees has adopted policies and procedures and authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the funds.

Harbor Funds will limit for a period of 60 days future purchases into a fund by any investor who makes more than four round trips (as defined under “How to Purchase Shares”) in the same fund in a 12-month period. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive trading or market timing activity in any fund, it may limit future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. Harbor Funds may also ban a shareholder from opening new accounts or adding to existing accounts in any Harbor Funds. Funds at greater risk for market timing activity impose a redemption fee on shares redeemed within short periods of time. See “Redemption Fee”. As described under “Pricing of Fund Shares”, Harbor Funds has also implemented fair value pricing procedures which may have the effect of reducing market timing activity in some funds. In addition, the funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a fund. For example, a fund may refuse a purchase order if the fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the fund’s investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the funds’ exchange limits or excessive trading policy are not deemed accepted by a fund.

The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iii) purchases of shares in retirement accounts with participant payroll or employer

40

Shareholder and Account Policies

contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) reinvested distributions (dividends and capital gains); (vi) transactions initiated through an Automatic Purchase, Exchange or Withdrawal Plan; (vii) transactions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor Funds that invest in other Harbor Funds; (xii) redemptions of shares to pay fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a fund that Harbor has determined, in its sole discretion, are not likely to adversely effect the management of the fund; and (xiv) omnibus accounts maintained by financial intermediaries.

When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.

In addition, some financial intermediaries may impose their own restrictions on short-term trading which may differ from Harbor Funds’. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the funds from excessive short-term trading activity.

For those funds that charge a redemption fee, Harbor Funds seeks to apply its redemption fee policy to all accounts except those accounts identified as non-applicable under “Redemption Fees”. In some cases, Harbor Funds permits financial intermediaries to charge redemption fees in accordance with their own policies in place of Harbor Funds’ when Harbor Funds determines that the intermediary’s redemption fee policy is reasonably designed and sufficiently similar to Harbor Funds’. Harbor Funds is encouraging those intermediaries that are not subject to the redemption fee policy because they do not have the capability to apply the redemption fee to their underlying customers’ accounts to develop that capability. Harbor Funds seeks to apply its redemption fee policy to those accounts soon after the intermediary indicates it has developed that capability. There is no assurance that Harbor Funds will successfully identify all intermediaries that are subject to the redemption fee policy or that intermediaries which do assess redemption fees will do so properly.

The trading history of accounts under common ownership or control within any of the Harbor Funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a fund.

Purchase orders (including the purchase portion of an exchange) received by a financial intermediary in violation of the funds’ excessive trading policy are not deemed accepted by a fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
Each fund’s full portfolio holdings, are published quarterly, with a 15-day lag, on www.harborfunds.com. In addition, the funds’ top ten portfolio holdings as a percent of its total net assets will be published quarterly, with a 10-day lag, on www.harborfunds.com. This information is available on Harbor Funds’ web site for the entire quarter.

Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.

PRICING OF FUND SHARES
Each fund’s share price, called its net asset value, or NAV, per share, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., eastern time. NAV per share for each class of shares outstanding

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Shareholder and Account Policies

is computed by dividing the net assets of the fund attributable to that class by the number of fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the funds do not transact purchase or redemption requests. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds foreign securities that trade on foreign markets that are open.

Each of the funds value the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees, which may include utilizing an independent pricing service. A fund may use fair-value pricing if the value of some or all of the fund’s securities have been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

For the funds which invest in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the funds’ net asset values are determined. As a result, at least some of the international funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the international funds calculate their net asset values.

Share prices are normally available after 7:00 p.m. eastern time by calling 1-800-422-1050 or visiting www.harborfunds.com.

PAYING FOR SHARES BY CHECK
If you purchase fund shares by check:

-	No third-party checks, starter checks, money orders, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S. are accepted.
-	If your check does not clear for any reason, the shareholder servicing agent will cancel your purchase and deduct $25 from your Harbor Funds account. You may also be prohibited from future purchases.
-	You may subsequently sell the shares purchased by check, but the proceeds may not be available for as long as 10 business days to make sure that your check has cleared.
-	You can avoid the 10 business day holding period by purchasing shares via wire. Use of ACH will reduce the holding period to 3 business days.

IN-KIND REDEMPTIONS
Harbor Funds agrees to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming fund, either total or partial, by an in-kind redemption of securities (instead of cash) from the applicable fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the fund’s net asset value per share. Redemptions whether made in cash or in-kind, are taxable transactions for shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs and may incur additional tax liability upon the disposition of the securities received in the redemption.

ACCOUNTS BELOW SHARE CLASS MINIMUMS
Shareholders seeking to establish accounts in the Institutional Class of shares with amounts that are below the $50,000 minimum required investment will automatically be invested in the Investor Class of shares. If your account balance falls below the required minimum investment for the respective Class due to redemptions, the shareholder servicing agent may ask that the account be increased. If your account balance is not increased within 60 days, the shareholder servicing agent reserves the right to exchange your Institutional Class shares at the then current NAV for shares of the respective fund’s Investor Class and reserves the right to redeem, in full, shares of the Investor Class if the resulting Investor Class account balance does not satisfy the Investor Class minimum account size.

STATEMENTS AND REPORTS
You will receive a confirmation statement after each transaction affecting your account, however, shareholders participating in an automatic plan will receive only quarterly confirmations of all transactions. Dividend information will be

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Shareholder and Account Policies

confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact the shareholder servicing agent regarding any errors or discrepancies.

The funds produce financial reports, which include a list of each of the funds’ portfolio holdings, semi-annually and update their prospectus annually.

Unless you instruct Harbor otherwise by contacting a shareholder servicing agent, the funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a shareholder servicing agent if you would like to receive additional copies of these documents. Individual copies will be sent within thirty (30) days after Harbor receives your instructions. Your consent to householding is considered valid until revoked.

SIGNATURE GUARANTEES
A signature guarantee is required if any of the following is applicable:

-	You request a redemption above $100,000.
-	You would like a check made payable to anyone other than the shareholder(s) of record.
-	You would like a check mailed to an address which has been changed within 10 business days of the redemption request.
-	You would like a check mailed to an address other than the address of record.
-	You would like your redemption proceeds wired to a bank account other than a bank account of record.

Harbor Funds reserves the right to waive or require a signature guarantee under certain circumstances.

A signature guarantee may be refused if any of the following is applicable:

-	It does not appear valid or in good form.
-	The transaction amount exceeds the surety bond limit of the signature guarantee.
-	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature.

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Shareholder and Account Policies

Each Fund Distributes Substantially all of its Income and Gains

You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the same fund unless you elect otherwise.

This prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each fund will distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each fund declares and pays any dividends from net investment income and capital gains at least annually in December. Each fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. Capital Appreciation Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Company Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, International Growth Fund and Harbor Global Value Fund expect distributions to be primarily from capital gain. Large Cap Value Fund and International Fund expect distributions to be from both capital gain and income.

For U.S. federal income tax purposes, distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on their source and other factors and distributions of net short-term capital gain are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Since the funds’ income is derived primarily from sources that do not pay “qualified dividend income”, dividends from the funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and distributions are taxable, whether you receive them in cash or reinvest them in additional fund shares.

Generally, you should avoid investing in a fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Otherwise, dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the fund, whether or not you reinvested the dividends. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the funds pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Every January each fund will send you information about the fund’s dividends and distributions and any shares you sold during the previous calendar year.

If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 28% on your dividends and capital gain distributions, redemptions, exchanges and any other payments to you.

Each fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

-	Postal or other delivery service is unable to deliver checks to the address of record;
-	Dividends and capital gain distributions are not cashed within 180 days; or
-	Bank account of record is no longer valid.

Dividends and capital gain distribution checks which are not cashed within 180 days may be reinvested in your account in the same fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any fund investment.

Neither Harbor Funds nor the shareholder servicing agent has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

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Shareholder and Account Policies

NORMAL DIVIDEND DISTRIBUTION SCHEDULE FOR ALL SHARE CLASSES

	Annually	Semi-Annually

DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	X
Harbor Mid Cap Growth Fund	X
Harbor Small Cap Growth Fund	X
Harbor Small Company Growth Fund	X
Harbor Large Cap Value Fund		X
Harbor Mid Cap Value Fund	X
Harbor Small Cap Value Fund	X

INTERNATIONAL EQUITY FUNDS
Harbor International Fund	X
Harbor International Growth Fund	X
Harbor Global Value Fund	X

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Investor Services

Harbor Funds Provides a Variety of Services to Manage your Account

If you already have a Harbor Funds account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these features or you may download the form from our web site at www.harborfunds.com.

WWW.HARBORFUNDS.COM
Our web site provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor Funds.

In order to engage in transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to www.harborfunds.com and follow the procedures accordingly).

When you establish an account, you will automatically be granted Internet transaction privileges, unless you decline them on the application.

Transactions through the Internet are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information prior to acting upon instructions and sending written confirmation of Internet transactions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions received through the Internet are genuine, neither Harbor Funds, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

TRANSFER ON DEATH REGISTRATION
You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, Trust accounts or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by “TOD, Subject to STA TOD Rules”. Harbor Funds reserves the right to use the term “beneficiaries” in an account registration rather than list each named beneficiary. However, the shareholder must provide the name, address, social security number, and birth date of each beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call the shareholder servicing agent at 1-800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our web site at www.harborfunds.com.

TELEPHONE SERVICES
1-800-422-1050
Our automated telephone service is available 24 hours a day. It provides you the ability to conduct transactions, access your account information, request forms and applications, and obtain information on each of the Harbor Funds.

When you establish an account, you will be granted telephone transaction privileges unless you decline them on the application.

Telephone transactions are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, neither Harbor Funds, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

RETIREMENT ACCOUNTS
For information on establishing retirement accounts, please call 1-800-422-1050.

-	Traditional IRA – an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.
-	Roth IRA – an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.
-	SEP IRA – an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.
-	Other Retirement Plans – The Harbor Funds may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

46

Investor Services

Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.

Your automatic investment plan, exchange plan, withdrawal plan, or dividend exchange plan will be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current fund, and shares represented by such reinvested dividends will not be exchanged.

AUTOMATIC INVESTMENT PLAN
You may select this feature when completing the account application.

You may sell the shares, but the proceeds may not be available for up to 3 business days after the initial purchase to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future automatic investment plan purchases.

By using the automatic investment or exchange plans, you are purchasing shares of a fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

If you already have a Harbor Funds account, call the shareholder servicing agent at 1-800-422-1050 to request an Automatic Options form to add this feature or you may download the form from our web site at www.harborfunds.com.

AUTOMATIC EXCHANGE PLAN
You may automatically exchange between Harbor Funds either monthly or quarterly. The fund being exchanged out of and exchanged into must meet the minimum requirements for the respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

AUTOMATIC WITHDRAWAL PLAN
You may direct Harbor Funds to withdraw a specific dollar amount on a monthly or quarterly schedule. If you have multiple plans, the dollar amount in each plan must be the same.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

DIVIDEND EXCHANGE PLAN
You may invest dividends and capital gain distributions from one fund in shares of another fund provided you have opened an account in the other fund and have satisfied the applicable minimum investment requirements. Shares are purchased on the dividend payment date at the dividend payment price which is the same as the ex-dividend date. Purchases are credited to your account on this date.

47

Financial Highlights

The financial highlights table is intended to help you understand the funds’ financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned/ lost on an investment in a fund (assuming reinvestment of all dividends and distributions).

					Less Distributions
		Income From Investment Operations
	Net Asset				Dividends	Distributions
	Value	Net	Net Realized and	Total from	from Net	from Net
	Beginning	Investment	Unrealized Gains/(Losses)	Investment	Investment	Realized	Total
Year/Period Ended	of Period	Income/(Loss)	on Investments	Operations	Income	Capital Gains[10]	Distributions

DOMESTIC EQUITY FUNDS
HARBOR CAPITAL APPRECIATION FUND
Institutional Class
October 31, 2006	$31.02	$.07 [c]	$1.59	$1.66	$(.03)	$—	$(.03)
October 31, 2005	26.81	.13 [c]	4.19	4.32	(.11)	—	(.11)
October 31, 2004	25.21	.02 [c]	1.63	1.65	(.05)	—	(.05)
October 31, 2003	21.04	.05 [c]	4.16	4.21	(.04)	—	(.04)
October 31, 2002	26.40	.04	(5.36)	(5.32)	(.04)	—	(.04)
Retirement Class
October 31, 2006	$30.90	$.05 [c]	$1.52	$1.57	$—	$—	$—
October 31, 2005	26.77	—	4.23	4.23	(.10)	—	(.10)
October 31, 2004	25.21	—	1.59	1.59	(.03)	—	(.03)
October 31, 2003[1]	21.04	.04 [c]	4.17	4.21	(.04)	—	(.04)
Investor Class
October 31, 2006	$30.79	$(.02)[c]	$1.54	$1.52	$—	$—	$—
October 31, 2005	26.65	.05 [c]	4.11	4.16	(.02)	—	(.02)
October 31, 2004	25.12	(.05)[c]	1.58	1.53	—	—	—
October 31, 2003[1]	21.04	—	4.11	4.11	(.03)	—	(.03)

HARBOR MID CAP GROWTH FUND
Institutional Class
October 31, 2006	$7.31	$— [c]	$1.13	$1.13	$—	$(.85)	$(.85)
October 31, 2005[2]	6.15	(.03)[c]	1.19	1.16	—	—	—
October 31, 2004	5.96	—	.19	.19	—	—	—
October 31, 2003	4.14	(.03)[c]	1.85	1.82	—	—	—
October 31, 2002	5.64	(.06)[c]	(1.44)	(1.50)	—	—	—
Retirement Class
October 31, 2006	$7.31	$— [c]	$1.11	$1.11	$—	$(.85)	$(.85)
October 31, 2005	6.15	—	1.16	1.16	—	—	—
October 31, 2004	5.96	(.04)[c]	.23	.19	—	—	—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—	—
Investor Class
October 31, 2006	$7.28	$(.01)[c]	$1.10	$1.09	$—	$(.85)	$(.85)
October 31, 2005	6.15	(.04)[c]	1.17	1.13	—	—	—
October 31, 2004	5.96	.01 [c]	.18	.19	—	—	—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—	—

HARBOR SMALL CAP GROWTH FUND
Institutional Class
October 31, 2006	$13.00	$— [c]	$1.74	$1.74	$—	$(1.05)	$(1.05)
October 31, 2005	12.82	(.06)[c]	1.07	1.01	—	(.83)	(.83)
October 31, 2004	12.05	—	.77	.77	—	—	—
October 31, 2003	8.65	(.04)[c]	3.44	3.40	—	—	—
October 31, 2002[3]	9.72	(.03)[c]	(1.04)	(1.07)	—	—	—
Retirement Class
October 31, 2006	$12.92	$(.03)[c]	$1.73	$1.70	$—	$(1.05)	$(1.05)
October 31, 2005	$12.78	(.07)[c]	1.04	.97	—	(.83)	(.83)
October 31, 2004	12.05	(.02)[c]	.75	.73	—	—	—
October 31, 2003[1]	8.65	(.02)[c]	3.42	3.40	—	—	—
Investor Class
October 31, 2006	$12.85	$(.02)[c]	$1.69	$1.67	$—	$(1.05)	$(1.05)
October 31, 2005	12.74	(.09)[c]	1.03	.94	—	(.83)	(.83)
October 31, 2004	12.02	.02 [c]	.70	.72	—	—	—
October 31, 2003[1]	8.65	(.06)[c]	3.43	3.37	—	—	—

HARBOR SMALL COMPANY GROWTH FUND
Institutional Class
October 31, 2006[4]	$10.00	$— [c]	$.18	$.18	$—	$—	$—
Retirement Class
October 31, 2006[4]	$10.00	$(.01)[c]	$.17	$.16	$—	$—	$—
Investor Class
October 31, 2006[4]	$10.00	$(.02)[c]	$.17	$.15	$—	$—	$—

See page 52 for notes to the Financial Highlights.

48

The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, are incorporated by reference in the SAI, both of which are available upon request.

						Ratio of	Ratio of Operating
				Ratio of		Operating	Expenses		Ratio of	Ratio of
Net Asset			Net Assets	Operating		Expenses	Net of		Interest/Dividend	Net Investment
Value			End of	Expenses to		Not Imposed	All Offsets to		Expense	Income/(Loss)
End of	Total		Period	Average Net		to Average	Average		to Average	to Average		Portfolio
Period	Return		(000s)	Assets (%)[11]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)		Turnover (%)
$32.65	5.35%		$7,882,712	.67%		—%	.67%		—%	.25%		71%
31.02	16.14		7,187,988	.68		—	.68		—	.44		69
26.81	6.54	[d]	6,497,130	.67	[c]	.01	.67	[c]	—	.09	[c]	67
25.21	20.04	[d]	6,338,120	.71	[c]	.01	.71	[c]	—	.24	[c]	64
21.04	(20.20)		5,055,492	.69		—	.69		.01[e]	.16		76
$32.47	5.08%		$207,852	.92%		—%	.92%		—%	—%		71%
30.90	15.84		123,018	.92		—	.92		—	(.13)		69
26.77	6.32	[d]	11,775	.92	[c]	.01	.92	[c]	—	(.18)[c]		67
25.21	20.04	[d]	850	.94	[c]	.01	.94	[c]	—	(.09)[c]		64
$32.31	4.94%		$562,859	1.07%		—%	1.07%		—%	(.15)%		71%
30.79	15.62		304,676	1.10		—	1.10		—	(.10)		69
26.65	6.09	[d]	101,372	1.10	[c]	.01	1.10	[c]	—	(.35)[c]		67
25.12	19.55	[d]	40,475	1.13	[c]	.01	1.13	[c]	—	(.29)[c]		64

$7.59	16.30	% [d]	$110,633	.94%[c]		.12%	.94%[c]		—%	(.30)%[c]		131%
7.31	18.86	[d]	53,447	.95	[c]	.20	.95	[c]	—	(.48)[c]		177
6.15	3.19	[d]	49,275	.98	[c]	.14	.98	[c]	—	(.65)[c]		77
5.96	44.31	[d]	25,743	1.20	[c]	.58	1.20	[c]	—	(.95)[c]		114
4.14	(26.77	) [d]	8,974	1.20	[c]	.31	1.20[c]		—	(1.11	) [c]	70
$7.57	15.99	% [d]	$46,402	1.18%[c]		.12%	1.18%[c]		—%	(.58)%[c]		131%
7.31	18.86	[d]	14	1.18	[c]	.20	1.18	[c]	—	(.67)[c]		177
6.15	3.19	[d]	1	1.23	[c]	.08	1.23	[c]	—	(.90)[c]		77
5.96	44.31	[d]	6	1.40	[c]	.63	1.40	[c]	—	(1.13)[c]		114
$7.52	15.77	% [d]	$6,782	1.32%[c]		.12%	1.32%[c]		—%	(.69)%[c]		131%
7.28	18.37	[d]	1,737	1.38	[c]	.20	1.38	[c]	—	(.87)[c]		177
6.15	3.19	[d]	891	1.38	[c]	.18	1.38	[c]	—	(1.06)[c]		77
5.96	44.31	[d]	209	1.40	[c]	.81	1.40	[c]	—	(1.13)[c]		114

$13.69	14.17%		$633,956	.82%		—%	.82%		—%	(.35)%		55%
13.00	7.83		635,132	.84		—	.84		—	(.40)		69
12.82	6.39	[d]	709,318	.83	[c]	.02	.83	[c]	—	(.48)[c]		54
12.05	39.31	[d]	631,734	.93	[c]	.02	.93	[c]	—	(.61)[c]		83
8.65	(11.01	) [d]	103,951	.95	[c]	.08	.95	[c]	—	(.71)[c]		50
$13.57	13.93%		$48,525	1.07%		—%	1.07%		—%	(.60)%		55%
12.92	7.52		40,916	1.09		—	1.09		—	(.66)		69
12.78	6.06	[d]	8,074	1.08[c]		.01	1.08[c]		—	(.73)[c]		54
12.05	39.31	[d]	4,482	1.16	[c]	.02	1.16	[c]	—	(.83)[c]		83
$13.47	13.77%		$47,263	1.22%		—%	1.22%		—%	(.74)%		55%
12.85	7.31		32,440	1.27		—	1.27		—	(.83)		69
12.74	5.90	[d]	26,527	1.25[c]		.02	1.25[c]		—	(.91)[c]		54
12.02	39.08	[d]	12,279	1.36	[c]	.02	1.36	[c]	—	(1.03)[c]		83

$10.18	1.80	% [b,d]	$7,559	.92%[a,c]		2.19%[a]	.92%[a,c]		—%	(.38)%[a,c]		53%[b]
$10.16	1.60	% [b,d]	$1,016	1.18%[a,c]		2.19%[a]	1.18%[a,c]		—%	(.58)%[a,c]		53%[b]
$10.15	1.50	% [b,d]	$1,172	1.31%[a,c]		2.19%[a]	1.31%[a,c]		—%	(.71)%[a,c]		53%[b]

49

Financial Highlights — Continued

						Less Distributions
		Income From Investment Operations
	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized	Total
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[10]	Distributions
DOMESTIC EQUITY FUNDS - Continued
HARBOR LARGE CAP VALUE FUND
Institutional Class
October 31, 2006	$16.63	$.22	[c]	$2.13	$2.35	$(.19)	$—	$(.19)
October 31, 2005	15.00	.16	[c]	1.63	1.79	(.16)	—	(.16)
October 31, 2004	13.52	.14	[c]	1.45	1.59	(.11)	—	(.11)
October 31, 2003	11.43	.11	[c]	2.11	2.22	(.13)	—	(.13)
October 31, 2002	13.01	.10		(1.63)	(1.53)	(.05)	—	(.05)
Retirement Class
October 31, 2006	$16.62	$.16	[c]	$2.14	$2.30	$(.15)	$—	$(.15)
October 31, 2005	14.99	.14	[c]	1.61	1.75	(.12)	—	(.12)
October 31, 2004	13.52	.08	[c]	1.50	1.58	(.11)	—	(.11)
October 31, 2003[1]	11.43	.15	[c]	2.07	2.22	(.13)	—	(.13)
Investor Class
October 31, 2006	$16.58	$.14	[c]	$2.12	$2.26	$(.14)	$—	$(.14)
October 31, 2005	14.96	.07	[c]	1.64	1.71	(.09)	—	(.09)
October 31, 2004	13.49	.10	[c]	1.43	1.53	(.06)	—	(.06)
October 31, 2003[1]	11.43	.10	[c]	2.07	2.17	(.11)	—	(.11)

HARBOR MID CAP VALUE FUND
Institutional Class
October 31, 2006	$11.90	$.13	[c]	$1.65	$1.78	$(.13)	$(.29)	$(.42)
October 31, 2005	11.09	.14	[c]	1.68	1.82	(.05)	(.96)	(1.01)
October 31, 2004[5]	10.06	.02	[c]	1.01	1.03	—	—	—
October 31, 2003	8.33	.01	[c]	1.72	1.73	—	—	—
October 31, 2002[6]	10.00	—		(1.67)	(1.67)	—	—	—
Retirement Class
October 31, 2006	$11.90	$.10	[c]	$1.66	$1.76	$(.13)	$(.29)	$(.42)
October 31, 2005	11.09	.04	[c]	1.76	1.80	(.04)[c]	(.95)	(.99)
October 31, 2004[5]	10.06	.02	[c]	1.01	1.03	—	—	—
October 31, 2003[1]	8.33	—		1.73	1.73	—	—	—
Investor Class
October 31, 2006	$11.88	$.12	[c]	$1.62	$1.74	$(.11)	$(.29)	$(.40)
October 31, 2005	11.09	.07	[c]	1.71	1.78	(.04)	(.95)	(.99)
October 31, 2004[5]	10.06	(.01)[c]		1.04	1.03	—	—	—
October 31, 2003[1]	8.33	(.01)[c]		1.74	1.73	—	—	—

HARBOR SMALL CAP VALUE FUND
Institutional Class
October 31, 2006	$19.50	$.03	[c]	$2.04	$2.07	$(.02)	$(.31)	$(.33)
October 31, 2005	16.58	.01	[c]	3.00	3.01	—	(.09)	(.09)
October 31, 2004	13.88	—		2.70	2.70	—	—	—
October 31, 2003	9.99	(.01)[c]		3.90	3.89	—	—	—
October 31, 2002[7]	10.00	(.02)[c]		.01	(.01)	—	—	—
Retirement Class
October 31, 2006	$19.46	$(.02)[c]		$2.04	$2.02	$—	$(.31)	$(.31)
October 31, 2005	16.57	(.01)[c]		2.99	2.98	—	(.09)	(.09)
October 31, 2004	13.88	.02	[c]	2.67	2.69	—	—	—
October 31, 2003[1]	9.99	(.02)[c]		3.91	3.89	—	—	—
Investor Class
October 31, 2006	$19.33	$(.09)[c]		$2.06	$1.97	$—	$(.31)	$(.31)
October 31, 2005	16.50	(.01)[c]		2.93	2.92	—	(.09)	(.09)
October 31, 2004	13.87	—		2.63	2.63	—	—	—
October 31, 2003[1]	9.99	(.02)[c]		3.90	3.88	—	—	—

See page 52 for notes to the Financial Highlights.

50

							Ratio of
				Ratio of		Ratio of	Operating		Ratio of	Ratio of
Net Asset				Operating		Operating Expenses	Expenses Net of		Interest/Dividend	Net Investment
Value			Net Assets	Expenses		Not Imposed	All Offsets to		Expense	Income/(Loss)
End	Total		End of Period	to Average		to Average	Average		to Average	to Average	Portfolio
of Period	Return		(000s)	Net Assets (%)[11]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)
$18.79	14.23%		$596,888	.68%		—%	.68%		—%	1.23%	31%
16.63	11.90		546,624	.70		—	.70		—	1.01	24
15.00	11.79	[d]	352,917	.68	[c]	.02	.68	[c]	—	1.10 [c]	19
13.52	19.56	[d]	202,159	.77	[c]	.01	.77	[c]	—	.94 [c]	25
11.43	(11.83)		142,063	.77		—	.77		—	.75	35
$18.77	13.93%		$8,352	.93%		—%	.93%		—%	.95%	31%
16.62	11.66		5,577	.95		—	.95		—	.77	24
14.99	11.69	[d]	4,515	.92	[c]	.03	.92	[c]	—	.86 [c]	19
13.52	19.56	[d]	5	.93	[c]	.01	.93	[c]	—	.66 [c]	25
$18.70	13.73%		$284,948	1.08%		—%	1.08%		—%	.82%	31%
16.58	11.44		162,862	1.10		—	1.10		—	.70	24
14.96	11.34	[d]	16,452	1.10[c]		.03	1.10[c]		—	.68 [c]	19
13.49	19.13	[d]	6,682	1.17	[c]	.01	1.17	[c]	—	.34 [c]	25

$13.26	15.43	% [d]	$26,630	.95%[c]		.51%	.95%[c]		—%	1.45%[c]	18%
11.90	16.92	[d]	15,744	.95	[c]	.93	.95	[c]	—	1.27 [c]	20
11.09	10.36	[d]	10,354	1.02[c]		1.08	1.02[c]		—	.23 [c]	152
10.06	20.77	[d]	7,959	1.20	[c]	1.15	1.20	[c]	—	.15 [c]	67
8.33	(16.70	) [b,d]	4,867	1.20	[a,c]	1.93 [a]	1.20	[a,c]	—	(.22)[a,c]	41 [b]
$13.24	15.17	% [d]	$184	1.18%[c]		.51%	1.18%[c]		—%	1.22%[c]	18%
11.90	16.88	[d]	81	1.18	[c]	.93	1.18	[c]	—	.96 [c]	20
11.09	10.36	[d]	2	—	[f]	—	—	[f]	—	— [f]	152
10.06	20.77	[d]	—	—	[f]	—	—	[f]	—	— [f]	67
$13.22	15.00	% [d]	$5,832	1.32%[c]		.51%	1.32%[c]		—%	1.06%[c]	18%
11.88	16.65	[d]	1,612	1.38	[c]	.93	1.38	[c]	—	.88 [c]	20
11.09	10.24	[d]	268	1.39[c]		1.53	1.39[c]		—	(.15)[c]	152
10.06	20.77	[d]	46	1.39	[c]	1.38	1.39[c]		—	(.16)[c]	67

$21.24	10.72%		$1,928,482	.83%		—%	.83%		—%	.19%	27%
19.50	18.22		1,592,120	.83		—	.83		—	.13	20
16.58	19.45	[d]	449,467	.84	[c]	.01	.84	[c]	—	(.13)[c]	12
13.88	38.94	[d]	159,380	.94	[c]	.30	.94	[c]	—	(.25)[c]	13
9.99	(.10	) [b,d]	14,906	1.20	[a,c]	.90 [a]	1.20	[a,c]	—	(.46)[a,c]	20 [b]

$21.17	10.48%		$57,301	1.08%		—%	1.08%		—%	(.06)%	27%
19.46	18.05		36,787	1.08		—	1.08		—	(.08)	20
16.57	19.38	[d]	1,911	.93	[c]	.01	.93	[c]	—	(.24)[c]	12
13.88	38.94	[d]	3	1.18	[c]	.30	1.18	[c]	—	(.59)[c]	13

$20.99	10.28%		$138,916	1.23%		—%	1.23%		—%	(.22)%	27%
19.33	17.76		182,697	1.26		—	1.26		—	(.27)	20
16.50	18.96	[d]	23,987	1.25	[c]	.01	1.25	[c]	—	(.53)[c]	12
13.87	38.84	[d]	1,290	1.29	[c]	.30	1.29	[c]	—	(.57)[c]	13

51

Financial Highlights — Continued

						Less Distributions
		Income From Investment Operations
	Net Asset					Dividends	Distributions		Proceeds
	Value	Net		Net Realized and	Total from	from Net	from Net		from
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized	Total	Redemption
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[10]	Distributions	Fees
INTERNATIONAL EQUITY FUNDS

HARBOR INTERNATIONAL FUND
Institutional Class
October 31, 2006	$47.50	$.86	[c]	$14.03	$14.89	$(1.03)	$(1.22)	$(2.25)	$—	[h]
October 31, 2005	39.37	.63	[c]	8.21	8.84	(.56)	(.15)	(.71)	—	[h]
October 31, 2004	34.55	.39	[c]	5.50	5.89	(.51)	(.56)	(1.07)	—	[h]
October 31, 2003	26.69	.47	[c]	8.27	8.74	(.34)	(.54)	(.88)	—	[h]
October 31, 2002 [8]	28.65	.42	[c]	(1.23)	(.81)	(.27)	(.88)	(1.15)	N/A
Retirement Class
October 31, 2006	$47.31	$.79	[c]	$13.92	$14.71	$(.95)	$(1.22)	$(2.17)	$—	[h]
October 31, 2005	39.25	.58	[c]	8.13	8.71	(.50)	(.15)	(.65)	—	[h]
October 31, 2004	34.49	37	[c]	5.41	5.78	(.46)	(.56)	(1.02)	—	[h]
October 31, 2003 [1]	26.69	.61	[c]	8.06	8.67	(.33)	(.54)	(.87)	—	[h]
Investor Class
October 31, 2006	$47.13	$.83	[c]	$13.74	$14.57	$(.88)	$(1.22)	$(2.10)	$—	[h]
October 31, 2005	39.12	.51	[c]	8.08	8.59	(.43)	(.15)	(.58)	—	[h]
October 31, 2004	34.43	.34	[c]	5.36	5.70	(.45)	(.56)	(1.01)	—	[h]
October 31, 2003 [1]	26.69	.47	[c]	8.14	8.61	(.33)	(.54)	(.87)	—	[h]

HARBOR INTERNATIONAL GROWTH FUND
Institutional Class
October 31, 2006	$9.76	$.03	[c]	$2.86	$2.89	$(.03)	$—	$(.03)	$—	[h]
October 31, 2005	8.42	.08	[c]	1.33	1.41	(.07)	—	(.07)	—	[h]
October 31, 2004 [9]	7.92	.04	[c]	.54	.58	(.08)	—	(.08)	—	[h]
October 31, 2003	6.74	.07	[c]	1.14	1.21	(.03)	—	(.03)	—	[h]
October 31, 2002	8.44	.06		(1.76)	(1.70)	—	—	—	N/A
Retirement Class
October 31, 2006	$9.75	$.08	[c]	$2.78	$2.86	$(.01)	$—	$(.01)	$—	[h]
October 31, 2005	8.42	.07	[c]	1.31	1.38	(.05)	—	(.05)	—	[h]
October 31, 2004 [9]	7.92	.01	[c]	.57	.58	(.08)	—	(.08)	—	[h]
October 31, 2003 [1]	6.74	.03	[c]	1.18	1.21	(.03)	—	(.03)	—	[h]
Investor Class
October 31, 2006	$9.74	$.04	[c]	$2.81	$2.85	$(.01)	$—	$(.01)	$—	[h]
October 31, 2005	8.41	.05	[c]	1.32	1.37	(.04)	—	(.04)	—	[h]
October 31, 2004 [9]	7.92	.04	[c]	.52	.56	(.07)	—	(.07)	—	[h]
October 31, 2003 [1]	6.74	.04	[c]	1.17	1.21	(.03)	—	(.03)	—	[h]

HARBOR GLOBAL VALUE FUND
Institutional Class
October 31, 2006	$10.00	$.03	[c]	$.80	$.83	$—	$—	$—	$—	[h]
Retirement Class
October 31, 2006	$10.00	$.06	[c]	$.77	$.83	$—	$—	$—	$—	[h]
Investor Class
October 31, 2006	$10.00	$.04	[c]	$.78	$.82	$—	$—	$—	$—	[h]

[1]	Commenced operations on November 1, 2002.
[2]	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its subadviser.
[3]	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to “Harbor Small Cap Growth Fund.”
[4]	For the period February 1, 2006 (inception) through October 31, 2006.
[5]	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.
[6]	For the period March 1, 2002 (inception) through October 31, 2002.
[7]	For the period December 14, 2001 (inception) through October 31, 2002.
[8]	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.
[9]	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

[10]	Includes both short-term and long-term capital gains.
[11]	Credit balance arrangements had no impact on expense ratios.

[a]	Annualized.
[b]	Unannualized.
[c]	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.
[d]	The total returns would have been lower had certain expenses not been waived during the periods shown.
[e]	Dividend expense from investments sold short.

[f]	Interest expense for swap agreements.

[g]	Assets in this class were too small to incur any income or expense.
[h]	Less than $.01.

52

							Ratio of
				Ratio of		Ratio of	Operating		Ratio of	Ratio of
Net Asset				Operating		Operating Expenses	Expenses Net of		Interest/Dividend	Net Investment
Value			Net Assets	Expenses		Not Imposed	All Offsets to		Expense	Income/(Loss)
End	Total		End of Period	to Average		to Average	Average		to Average	to Average		Portfolio
of Period	Return		(000s)	Net Assets (%)[11]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)		Turnover (%)
$60.14	32.46%		$15,767,303	.85%		—%	.85%		—%	1.60%		12%
47.50	22.63		10,265,053	.87		—	.87		—	1.42		13
39.37	17.26	[d]	7,567,123	.86	[c]	.01	.86	[c]	—	1.25	[c]	12
34.55	33.69	[d]	5,449,385	89	[c]	.01	.89	[c]	—	1.83	[c]	21
26.69	(3.19	) [d]	3,446,010	.87	[c]	.06	.87	[c]	—	1.45	[c]	16

$59.85	32.16%		$169,594	1.10%		—%	1.10%		—%	1.35%		12%
47.31	22.35		82,247	1.12		—	1.12		—	1.27		13
39.25	16.96	[d]	27,727	1.11	[c]	.01	1.11	[c]	—	1.11	[c]	12
34.49	33.42	[d]	5,808	1.14	[c]	.01	1.14	[c]	—	1.90	[c]	21

$59.60	31.94%		$879,695	1.24%		—%	1.24%		—%	1.23%		12%
47.13	22.10		384,703	1.30		—	1.30		—	1.02		13
39.12	16.76	[d]	185,474	1.29	[c]	.01	1.29	[c]	—	.92	[c]	12
34.43	33.20	[d]	59,472	1.31	[c]	.01	1.31	[c]	—	1.46	[c]	21

$12.62	29.71%		$520,470	.98%		—%	.98%		—%	.79%		100%
9.76	16.82		153,439	1.00		—	1.00		—	.87		183
8.42	7.32	[d]	139,148	.93	[c]	.05	.93	[c]	—	.48	[c]	216
7.92	18.07	[d]	231,523	.98	[c]	.01	.98	[c]	—	.91	[c]	234
6.74	(20.13)		256,108	.95		—	.95		—	.60		317

$12.60	29.40%		$128	1.23%		—%	1.23%		—%	.67%		100%
9.75	16.46		43	1.24		—	1.24		—	.57		183
8.42	7.31	[d]	29	1.19	[c]	.05	1.19	[c]	—	.37	[c]	216
7.92	18.07	[d]	—	N/A	[f]	—	N/A	[f]	—	N/A	[f]	234

$12.58	29.29%		$23,726	1.37%		—%	1.37%		—%	.56%		100%
9.74	16.31	[d]	6,772	1.39	[c]	.02	1.39	[c]	—	.35		183
8.41	7.04	[d]	3,128	1.39	[c]	.04	1.39	[c]	—	.32	[c]	216
7.92	18.02	[d]	383	1.40	[c]	.01	1.40	[c]	—	.49	[c]	234

$10.83	8.30	% [a,b,d]	$13,011	1.00%[a,c]		2.41%	1.00%[a,c]		—%	1.53%[a,c]		5%[b]
$10.83	8.30	% [a,b,d]	$1,118	1.25%[a,c]		2.41%	1.25%[a,c]		—%	1.81%[a,c]		5%[b]
$10.82	8.20	% [a,b,d]	$1,764	1.38%[a,c]		2.41%	1.38%[a,c]		—%	1.48%[a,c]		5%[b]

53

Harbor Funds Details

Harbor Funds

Ticker Symbols
and CUSIP Numbers
Share prices are available on our web site at www.harborfunds.com or by calling 1-800-422-1050 after 7:00 p.m. eastern time.

	FUND
FUND	NUMBER	TICKER SYMBOL	CUSIP NUMBER

DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	012	HACAX	411511504
Retirement Class	212	HRCAX	411511827
Investor Class	412	HCAIX	411511819
Harbor Mid Cap Growth Fund
Institutional Class	019	HAMGX	411511876
Retirement Class	219	HRMGX	411511793
Investor Class	419	HIMGX	411511785
Harbor Small Cap Growth Fund
Institutional Class	010	HASGX	411511868
Retirement Class	210	HRSGX	411511769
Investor Class	410	HISGX	411511777
Harbor Small Company Growth Fund
Institutional Class	026	HGSCX	411511496
Retirement Class	226	HSGRX	411511470
Investor Class	426	HSGIX	411511488
Harbor Large Cap Value Fund
Institutional Class	013	HAVLX	411511603
Retirement Class	213	HRLVX	411511751
Investor Class	413	HILVX	411511744
Harbor Mid Cap Value Fund
Institutional Class	023	HAMVX	411511835
Retirement Class	223	HRMVX	411511728
Investor Class	423	HIMVX	411511736
Harbor Small Cap Value Fund
Institutional Class	022	HASCX	411511843
Retirement Class	222	HSVRX	411511710
Investor Class	422	HISVX	411511694
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	011	HAINX	411511306
Retirement Class	211	HRINX	411511652
Investor Class	411	HIINX	411511645
Harbor International Growth Fund
Institutional Class	017	HAIGX	411511801
Retirement Class	217	HRIGX	411511637
Investor Class	417	HIIGX	411511629
Harbor Global Value Fund
Institutional Class	027	HAGVX	411511447
Retirement Class	227	HRGVX	411511454
Investor Class	427	HIGVX	411511462

Updates Available

For updates on the Harbor Funds following the end of each calendar quarter, please visit our web site at www.harborfunds.com.

54

Harbor’s Privacy Statement

We recommend that you read and retain this notice for your personal files

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors. Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our web site (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/ fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our web site, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our web site. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our web site at www.harborfunds.com.

55

Notes

Notes

Notes

Trustees & Officers

David G. Van Hooser
Chairman, President & Trustee

Raymond J. Ball
Trustee

Howard P. Colhoun
Trustee

John P. Gould
Trustee

Rodger F. Smith
Trustee

Charles F. McCain
Chief Compliance Officer

Constance L. Souders
Vice President

Brian L. Collins
Vice President

Mark W. Karchner
Treasurer

Karen B. Wasil
Secretary

Jodie L. Crotteau
Assistant Secretary

Susan A. Deroche
Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43604-1572

Distributor & Principal
Underwriter

Harbor Funds Distributors, Inc.
One SeaGate
Toledo, OH 43604-1572
419.249.2900

Shareholder Servicing Agent

Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1.800. 422.1050

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Independent Registered Public
Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
For more information
For investors who would like more information about Harbor Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the funds’ investments is available in the Harbor Funds annual and semi-annual reports to shareholders. The Harbor Funds annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
Free copies of the annual and semi-annual reports, the SAI, and other information and answers to questions about the funds are available:

On the Internet:	www.harborfunds.com

By E-Mail:	literature@harborfunds.com

By Telephone:	1.800.422.1050

By Mail:	Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
Investors can review the Harbor Funds reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 1.202.942.8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

On the Internet:	http://www.sec.gov

By E-Mail (for a fee):	publicinfo@sec.gov

By Mail (for a fee):	Public Reference Room of the Commission
Washington, D.C., 20549-0102
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the funds are registered for sale.
Investment Company Act File No. 811-4676
02/2007/622,000

Prospectus Fixed Income Funds March 1, 2007 Harbor High-Yield Bond Fund Harbor Bond Fund Harbor Real Return Fund Harbor Short Duration Fund Harbor Money Market Fund The Securities and Exchange Commission has not approved any fund’s shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Overview of Funds

The Funds’ Investment Styles

Each Harbor fund has its own investment style. A portfolio of fixed income securities provides a certain style based on quality and duration. This “style box” shows you each Harbor fund’s principal investment style.

Legend: HHYBF Harbor High-Yield Bond Fund HBF Harbor Bond Fund HRRF Harbor Real Return Fund HSDF Harbor Short Duration Fund HMMF Harbor Money Market Fund

Who May Want to Invest in the Harbor Funds

The Harbor fixed income funds may be an appropriate investment for investors:

-	Looking to allocate a portion of their assets to fixed income securities.
-	Looking for an investment with a lower risk than equity funds (except Harbor High-Yield Bond Fund which may involve risks similar to equity funds).
-	Seeking current income.
-	Willing to assume the risk of changing interest rates and other factors, such as duration, credit quality and prepayment risk, that affect the value of bonds.

What is the Role of Harbor Capital Advisors

Harbor Capital Advisors, Inc., a registered investment adviser, is the sponsor of the Harbor family of no-load mutual funds, each with different risk and potential return characteristics. A subsidiary of Robeco Groep N.V., Harbor Capital Advisors selects and oversees subadvisers who are responsible for managing the assets of the funds.

You Should Know

An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Funds’ trustees may change a fund’s investment goal without shareholder approval. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new subadviser or a new or amended subadvisory agreement.

1

Risk/Return Summary — Fixed Income
HARBOR HIGH-YIELD BOND FUND

INVESTMENT GOAL
Total return.

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds.

SUBADVISER

Shenkman Capital
Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager (since 2002)
Mark Flanagan, CFA, CPA
Lead Portfolio Manager (since 2002)
Frank Whitley
Portfolio Manager (since 2002)

Shenkman Capital has subadvised the fund since its inception in 2002.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in below investment grade bonds of corporate issuers. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). The fund may also invest in private placements. Only U.S. dollar denominated securities are considered for investment in the fund.

The subadviser selects securities using its internally developed proprietary tools. The companies selected by the subadviser generally exhibit, or have the prospect for, positive credit momentum with the potential for credit rating upgrade. The subadviser seeks to maximize portfolio return and minimize default risk by maintaining strict adherence to the following elements of its philosophy:

-	Bottom-up, fundamental analysis
-	Broad diversification
-	Direct communication with management
-	Monitor all issuers on a systematic basis
-	Credit committee disciplined approach
-	Comprehensive reporting and risk control systems

The subadviser conducts an in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the fund and to monitor the selected securities on a systematic basis. All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the subadviser actively seeks to avoid holding securities of issuers that it deems have a high risk of default.

The fund intends to invest substantially all, but must invest at least 80%, of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high-yield” or “junk bonds”. The fund may invest up to 10% of its total assets in equity securities. Additionally, the fund may invest a portion of its assets in credit default swaps and bank loans to corporate issuers. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

Duration/Maturity. Although duration may be one of the tools used in security selection, the fund does not focus on bonds with any particular duration or maturity. The weighted average maturity of the fund’s portfolio was 8.26 years as of December 31, 2006. However, the fund does not seek to maintain the maturity of the fund’s portfolio in any particular range.

Credit Quality. The fund invests primarily in below investment grade securities, but may invest up to 20% of its net assets in investment grade securities and U.S. Treasury and agency securities. As such, the fund’s average weighted portfolio quality varies from time to time depending on the subadviser’s investment strategy. However, it is not the intent of the subadviser to actively invest in defaulted securities.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS
(since inception)

	Total Return	Quarter/Year

Best	5.92%	2nd/2003

Worst	-1.02%	1st/2005

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. high-yield fixed income securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

High-Yield Bond Fund
Institutional Class
Return Before Taxes	9.10%	N/A	10.00%
Return After Taxes on Distributions	6.45%	N/A	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	5.98%	N/A	7.07%
Retirement Class
Return Before Taxes	8.90%	N/A	9.76%
Investor Class
Return Before Taxes	8.78%	N/A	9.58%

Comparative Index
Merrill Lynch High-Yield Master II	11.77%	9.86%	13.13%
(reflects no deduction for fees, expenses or taxes)

2

Risk/Return Summary — Fixed Income
HARBOR HIGH-YIELD BOND FUND

INSTITUTIONAL CLASS
Fund#: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002

RETIREMENT CLASS

Fund#: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002

INVESTOR CLASS

Fund#: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

PRINCIPAL RISKS

Fixed income securities fluctuate in price in response to changes in interest rates and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the fund decrease and reduce the value of the fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. For example, if the fund’s duration is 10 years, a 1% increase in interest rates would result in a 10% decrease in the fund’s value.

Credit risk: The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. Credit risk should be high for this fund because it invests primarily in below investment grade bonds.

Market risk: Adverse economic conditions increase the risk that below investment grade companies may not generate sufficient cash flow to service their debt obligations.

High-yield risk: There is a greater risk that the fund will lose money because it invests primarily in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Prepayment risk: When interest rates are declining, the issuer of a security may exercise its option to call the bond (i.e., prepay principal) earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Liquidity risk: A period of low economic growth or rising interest rates could reduce the fund’s ability to sell its bonds. The lack of a liquid market for these securities could decrease the fund’s share price.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement	Investor
	Class	Class	Class

Shareholder fees
(fees paid directly from your investment)

Redemption fee[1]	1.00%	1.00%	1.00%
Annual fund operating expenses
(expenses that are deducted from fund assets)

Management fees	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses	0.46%	0.45%	0.61%

Total annual fund operating expenses[2]	1.06%	1.30%	1.46%

[1]	The 1% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts with small balances, exchange policy) less than 9-months after purchase. The fee is withheld from redemption proceeds and retained by the fund. Shares held for 9-months or more are not subject to the 1% fee.

[2]	Because the adviser voluntarily agreed to limit the fund’s operating expenses, the fund’s actual expenses for the fiscal year ended October 31, 2006 were 0.81% for the Institutional Class, 1.05% for the Retirement Class and 1.21% for the Investor Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$108	$337	$585	$1,294

Retirement Class	$132	$412	$713	$1,568

Investor Class	$149	$462	$797	$1,746

3

Risk/Return Summary — Fixed Income
HARBOR BOND FUND

INVESTMENT GOAL
Total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

SUBADVISER

Pacific Investment
Management Company LLC
840 Newport Center Drive
P.O. Box 6430
Newport Beach, CA
92658-6430
William Gross
Portfolio Manager (since 1987)

Pimco has subadvised the fund since its inception in 1987.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in bonds of corporate and governmental issuers located in the U.S. and foreign countries, including emerging markets.

Total return includes dividends, interest income realized and unrealized capital gains and changes in net asset value.

The subadviser relies on its own proprietary research and analysis to manage the fund’s portfolio. The subadviser uses a top-down strategy to focus on broad factors and monetary conditions. These include:

-	Long-term social, political and demographic trends
-	Cyclical business and economic conditions
-	Current market conditions

The subadviser selects securities that appear to be most undervalued relative to their risk and potential return characteristics. In analyzing the relative attractiveness of sectors, the subadviser considers the narrowing or widening of yields compared with yields for government and other sectors.

The fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of bonds, which include all types of fixed income securities. These include mortgage-related securities and asset-backed securities. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

The fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging markets”) economies.

The fund uses derivative securities such as mortgage-backed securities and derivative contracts such as swap agreements, options and futures to take investment positions that more precisely reflect the subadviser’s expectations of how portfolio securities will perform. The fund may engage in short selling, which is the sale by the fund of a borrowed security. Because the fund is obligated to replace the borrowed security, the fund would benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The fund will not invest in securities rated lower than B. The fund’s average weighted portfolio quality is at least A. The fund invests primarily in investment grade securities, but may invest up to 15% of its assets in below investment grade domestic and foreign securities, commonly referred to as high-yield or junk bonds.

Duration. The fund’s duration is equal to that of its benchmark, plus or minus 1.5 years. The duration of the Lehman Brothers Aggregate-U.S. Index as of December 31, 2006 was 4.46 years. Duration is an approximate measure of the sensitivity of the market value of the fund’s holdings to changes in interest rates. If the fund’s duration is longer than the market’s, the fund would experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS

(for the past 10 years)

	Total Return	Quarter/Year

Best	5.83%	3rd/2001

Worst	-2.04%	2nd/2004

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. fixed income securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

Bond Fund
Institutional Class
Return Before Taxes	3.91%	5.54%	6.63%
Return After Taxes on Distributions	2.35%	3.75%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.53%	3.73%	4.30%
Retirement Class[1]
Return Before Taxes	3.66%	5.30%	6.37%

Comparative Index
Lehman Brothers Aggregate — U.S.	4.33%	5.06%	6.24%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

4

Risk/Return Summary — Fixed Income
HARBOR BOND FUND

INSTITUTIONAL CLASS
Fund#: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund#: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Fixed income securities fluctuate in price in response to changes in interest rates and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the fund decrease and reduce the value of the fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. For example, if the fund’s duration is 10 years, a 1% increase in interest rates would result in a 10% decrease in the fund’s value.

Credit risk: The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade bonds.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular issuer’s securities proves to be incorrect.

Derivatives risk: The value of derivative instruments held by the fund does not change in the manner expected by the subadviser resulting in disproportionately large losses to the fund.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Short sales risk: The price of securities sold short increases, causing the fund to pay more to replace the borrowed securities than the fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the fund’s risk of loss on a short sale is potentially unlimited.

Mortgage risk: Mortgage derivatives in the fund’s portfolio may have especially volatile prices because the imbedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the fund could lose money due to prepayment and extension risks because the fund invests heavily at times in mortgage-related securities.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement
	Class	Class

Shareholder fees	None	None
(fees paid directly from your investment)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.10%	0.10%

Total annual fund operating expenses[1]	0.58%	0.83%

[1]	The expense information has been restated to reflect current fees.
EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$59	$186	$324	$726
Retirement Class	$85	$265	$460	$1,025

5

Risk/Return Summary — Fixed Income
HARBOR REAL RETURN FUND

INVESTMENT GOAL
Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities.

SUBADVISER

Pacific Investment
Management Company LLC
840 Newport Center Drive
P.O. Box 6430
Newport Beach, CA
92658-6430
John Brynjolfsson, CFA
Portfolio Manager (since 2005)

Pimco has subadvised the fund since its inception in 2005.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income securities.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for U.S. Treasury inflation protected securities (“TIPS”). Inflation-indexed bonds issued by foreign governments are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may, without limitation, seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The fund may engage in short selling, which is the sale by the fund of a borrowed security. Because the fund is obligated to replace the borrowed security, the fund would benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The fund’s average weighted portfolio quality is expected to be BBB or better. The fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in below investment grade domestic and foreign securities, commonly referred to as high-yield or junk bonds.

Duration. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year since its inception.

FUND’S BEST AND WORST CALENDAR QUARTERS

(since inception)

	Total Return	Quarter/Year

Best	3.39%	3rd/2006

Worst	-2.29%	1st/2006

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. Treasury inflation protected securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Life
	Year	Years	of Fund

Real Return Fund
Institutional Class
Return Before Taxes	-0.17%	N/A	0.60%
Return After Taxes on Distributions	-1.55%	N/A	-0.79%
Return After Taxes on Distributions and Sale of Fund Shares	-0.12%	N/A	-0.28%
Retirement Class
Return Before Taxes	-0.42%	N/A	0.35%

Comparative Index
Lehman Brothers U.S. TIPS	0.41%	7.19%	1.52%
(reflects no deduction for fees, expenses or taxes)

6

Risk/Return Summary — Fixed Income
HARBOR REAL RETURN FUND

INSTITUTIONAL CLASS
Fund#: 025
Cusip: 411511520
Ticker: HARRX
Inception Date: 12-01-2005

RETIREMENT CLASS

Fund#: 225
Cusip: 411511512
Ticker: HRRRX
Inception Date: 12-01-2005

PRINCIPAL RISKS

Fixed income securities fluctuate in price in response to changes in interest rates and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Interest rate risk: As nominal interest rates rise, the value of fixed income securities held by the fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. For example, if the fund has a duration of 10 years, a 1% increase in interest rates would result in a 10% decrease in the fund’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit risk: The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade bonds.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular issuer’s securities proves to be incorrect.

Derivatives risk: The value of derivative instruments held by the fund does not change in the manner expected by the subadviser resulting in disproportionately large losses to the fund.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Non-diversification risk: Because the fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

Short sales risk: The price of securities sold short increases, causing the fund to pay more to replace the borrowed securities than the fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the fund’s risk of loss on a short sale is potentially unlimited.

Mortgage risk: Mortgage derivatives in the fund’s portfolio may have especially volatile prices because the imbedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the fund could lose money due to prepayment and extension risks because the fund invests heavily at times in mortgage-related securities.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement
	Class	Class

Shareholder fees	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	1.35%	1.35%

Total annual fund operating expenses[1,2]	1.83%	2.08%

[1]	The expense information has been restated to reflect current fees.
[2]	Because the adviser has voluntarily agreed to limit the fund’s operating expenses, the fund’s actual expenses for the fiscal year ended October 31, 2006 were 0.57% for the Institutional Class and 0.82% for the Retirement Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.
EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$186	$576	$990	$2,148

Retirement Class	$211	$652	$1,119	$2,410

7

Risk/Return Summary — Fixed Income
HARBOR SHORT DURATION FUND

INVESTMENT GOAL
Total return that is consistent with preservation of capital.

PRINCIPAL STYLE CHARACTERISTICS

High quality short-term bonds.

SUBADVISER

Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)

FFTW has subadvised the fund since its inception in 1992.

The fund has changed its benchmark index from the Citigroup 1 Year Treasury Index to the Merrill Lynch 1 to 3 Year U.S. Treasury Index. The benchmark index was changed to better reflect the range of maturities that typically exist in a short-term investment grade fixed income fund such as the Harbor Short Duration Fund.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in short-term (up to 3 years maturity) high quality fixed income securities of corporate and governmental issuers located in the U.S. and foreign countries.

The subadviser seeks to maximize portfolio return and minimize volatility by:

-	Adjusting the issuer sector allocations, such as U.S. treasuries, corporates, U.S. government agencies, etc.
-	Managing the key variables such as duration and credit quality
-	Selectively using currency and interest rate management techniques to hedge interest rate and foreign currency risks associated with portfolio holdings

The fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of all types of fixed income securities. These include bonds, mortgage-related securities and asset-backed securities. At least 60% of its net assets will be invested in securities of U.S. issuers and 80% of its net assets will be U.S. dollar denominated. No more than 25% of its net assets will be invested in a single country other than the U.S. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

The fund uses derivative securities such as mortgage-backed securities and derivative contracts such as options and futures to take investment positions that more precisely reflect the subadviser’s expectations of how a security in the fund’s portfolio may perform. The fund may engage in short selling, which is the sale by the fund of a borrowed security. Because the fund is obligated to replace the borrowed security, the fund will benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The fund invests primarily in high grade securities, but may invest in medium grade securities which are securities rated BBB. The fund will not invest in securities rated lower than BBB. The fund’s average weighted portfolio quality is generally AA or higher.

Duration. The fund’s average weighted portfolio duration normally varies within one year (plus or minus) of the duration of the Merrill Lynch 1 to 3 Year U.S. Treasury Index, but will not exceed three years. The duration of the Merrill Lynch 1 to 3 Year U.S. Treasury Index as of December 31, 2006 was 1.73 years. Duration is an approximate measure of the sensitivity of the market value of the fund’s holdings to changes in interest rates. If the fund’s duration is longer than the market’s, the fund would experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS

(for the past 10 years)

	Total Return	Quarter/Year

Best	2.39%	3rd/1998

Worst	-0.08%	2nd/2004

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of one year government bonds. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund’s past performance before and after taxes is not necessarily an indication of how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

Short Duration Fund
Institutional Class
Return Before Taxes	4.78%	2.84%	4.39%
Return After Taxes on Distributions	3.42%	1.49%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	1.62%	2.60%
Retirement Class[1]
Return Before Taxes	4.55%	2.60%	4.14%

Comparative Indices
Merrill Lynch 1 to 3 YR U.S. Treasury	3.96%	2.82%	4.69%
(reflects no deduction for fees, expenses or taxes)
Citigroup 1 YR Treasury	4.24%	2.40%	4.23%
(reflects no deduction for fees, expenses or taxes)

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

8

Risk/Return Summary — Fixed Income
HARBOR SHORT DURATION FUND

INSTITUTIONAL CLASS
Fund#: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992

RETIREMENT CLASS

Fund#: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Fixed income securities fluctuate in price in response to changes in interest rates and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments. These fluctuations are a result of:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the fund decrease and reduce the value of the fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. For example, if the fund’s duration is 3 years, a 1% increase in interest rates would result in a 3% decrease in the fund’s value.

Credit risk: The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade bonds.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular issuer’s securities proves to be incorrect.

Derivatives risk: The value of derivative instruments held by the fund does not change in the manner expected by the subadviser resulting in disproportionately large losses to the fund.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Short sales risk: The price of securities sold short increases, causing the fund to pay more to replace the borrowed securities than the fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the fund’s risk of loss on a short sale is potentially unlimited.

Mortgage risk: Mortgage derivatives in the fund’s portfolio may have especially volatile prices because the imbedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the fund could lose money due to prepayment and extension risks because the fund invests heavily at times in mortgage-related securities.

Portfolio turnover risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the fund’s performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement
	Class	Class

Shareholder fees	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.23%	0.23%

Total annual fund operating expenses[1,2]	0.43%	0.68%

[1]	The expense information has been restated to reflect current fees.
[2]	Because the adviser voluntarily agreed to reduce the fund’s operating expenses, the fund’s actual operating expenses for the fiscal year ended October 31, 2006 were 0.39% for the Institutional Class and 0.64% for the Retirement Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.
EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expense and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$44	$138	$241	$542

Retirement Class	$69	$218	$379	$847

9

Risk/Return Summary — Fixed Income
HARBOR MONEY MARKET FUND

INVESTMENT GOAL
Current income. The fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments.

SUBADVISER

Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)

FFTW has subadvised the fund since its inception in 1987.

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests in U.S. dollar denominated money market securities. These may include obligations issued by:

-	U.S. and foreign banks
-	Corporate issuers
-	U.S. government and its agencies and instrumentalities
-	U.S. states and municipalities
-	Foreign governments
-	Multinational organizations such as the World Bank

The subadviser selects securities for the fund’s portfolio by:

-	Allocating assets and actively trading among issuer sectors, such as U.S. treasuries, corporate issuers, U.S. government agencies, etc., while focusing on sectors that appear to have the greatest near-term return potential.
-	Focusing on securities that appear to offer the best relative value based on an analysis of their credit quality and interest rate sensitivity.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

Minimum Credit Quality. At least 95% of the fund’s investments are rated in the rating agencies’ highest short-term rating category or are unrated securities of equivalent quality.

Maximum Maturity. Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

FUND PERFORMANCE

(for the periods ended December 31)

The bar chart and table indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Institutional Class shares from year to year for the past ten years.

FUND’S BEST AND WORST CALENDAR QUARTERS
(for the past 10 years)

	Total Return	Quarter/Year

Best	1.63%	4th/2000

Worst	0.18%	3rd/2003

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

The table shows how the fund’s average annual returns for different calendar periods compare to those of 3 month Treasury bills as calculated by Merrill Lynch. The fund’s past performance does not necessarily indicate how the fund will perform in the future.

	One	Five	Ten
	Year	Years	Years

Money Market Fund
Institutional Class	4.83%	2.21%	3.64%
Retirement Class[1]	4.57%	1.81%	3.30%

Comparative Index
Merrill Lynch 3-Month U.S. Treasury Bill	4.85%	2.43%	3.80%

Current Yield for Period Ended December 31, 2006*

Institutional Class	7 Days: 5.24%
Retirement Class	7 Days: 4.98%

*	Call 1-800-422-1050 or visit www.harborfunds.com for the fund’s current 7-day yield.

[1]	Based upon performance of the institutional class shares prior to November 1, 2002 and adjusted to reflect higher fees and expenses.

10

Risk/Return Summary — Fixed Income
HARBOR MONEY MARKET FUND

INSTITUTIONAL CLASS
Fund#: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987

RETIREMENT CLASS

Fund#: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

PRINCIPAL RISKS

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You could lose money on your investment in the fund or the fund may not perform as well as other possible investments as a result of:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the fund decrease and reduce the value of the fund’s portfolio.

Credit risk: The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.

Selection risk: The subadviser’s judgment about the attractiveness or value of particular issuer’s securities proves to be incorrect.

Foreign securities risk: Prices of the fund’s foreign securities may go down because of unfavorable foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

Concentration risk: The fund may invest more than 25% of its assets in securities in the banking industry. As a result, the fund’s performance will depend to a greater extent on the overall condition of that industry.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Institutional	Retirement
	Class	Class

Shareholder fees	None	None
(fees paid directly from your investment)

Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.14%	0.14%

Total annual fund operating expenses[1,2]	0.34%	0.59%

[1]	The expense information has been restated to reflect current fees.
[2]	Because the adviser voluntarily agreed to reduce the fund’s operating expenses, the fund’s actual operating expenses for the fiscal year ended October 31, 2006 were 0.32% for the Institutional Class and 0.57% for the Retirement Class. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so.
EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example is based on the gross expenses and assumes that:

-	You invest $10,000 in the fund for the time periods indicated;
-	You redeem at the end of each period;
-	Your investment has a 5% return each year; and
-	The fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Institutional Class	$35	$109	$191	$431

Retirement Class	$60	$189	$329	$738

11

The Funds’ Investments
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENTS

Fixed Income Securities

Harbor High-Yield Bond Fund invests primarily in below investment grade bonds.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in all types of fixed income securities.

Harbor Real Return Fund invests primarily in inflation-indexed bonds.

Harbor Money Market Fund invests exclusively in U.S. dollar-denominated money market securities.

Fixed income securities include bonds (including bond units), notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, loan participations and assignments, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.

Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.

Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and other short-term debt securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund’s dollar roll obligations.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk. At times, Harbor Bond Fund and Harbor Short Duration Fund invest a large percentage of assets in mortgage-backed and asset-backed securities.

Harbor Money Market Fund invests in mortgage-related securities that meet its quality, liquidity and maturity standards and that do not contain imbedded leverage.

CREDIT QUALITY

Securities are investment grade if:

-	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
-	They have received a comparable short-term or other rating.
-	They are unrated securities that the subadviser believes to be of comparable quality to rated investment-grade securities.

Securities are considered below investment grade (“junk bonds”) if:

-	They are rated below one of the top four long-term rating categories of a NRSRO.
-	They are unrated securities that the subadviser believes to be of comparable quality.

If a security receives different ratings, a fund will treat the security as being rated in the highest (lowest for Harbor High-Yield Bond Fund) rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. Each fund’s credit standards also apply to counterparties to over-the-counter derivative contracts.

12

The Funds’ Investments
INFORMATION ABOUT THE FUNDS’ OTHER INVESTMENTS

Derivative Instruments

Each fund, other than Harbor Money Market Fund, may, but is not required to, use derivatives for any of the following purposes:

-	To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
-	As a substitute for purchasing or selling securities or foreign currencies.
-	To manage the duration of a fund’s fixed income portfolio.
-	In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative instrument will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.

Even a small investment in derivatives can have a big impact on a fund portfolio’s interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase a fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s portfolio holdings. If a fund uses derivatives, it manages its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund’s portfolio less liquid and harder to value, especially in declining markets.

Temporary Defensive Positions

In response to extraordinary market, economic or political conditions, each fund may depart from its principal investment strategies by taking large temporary investment positions in cash or (except in the case of Harbor Money Market Fund) investment-grade debt securities.

If a fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

Portfolio Turnover

Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from a fund’s performance. For the fiscal year ended October 31, 2006, the portfolio turnover rates for Harbor Bond Fund and Harbor Real Return Fund were 312% and 410%, respectively. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate results in higher transaction costs and other expenses for these funds, the subadvisers believe that the portfolio transactions are in the best interests of shareholders. Major shareholders of Harbor Short Duration Fund use the fund for shorter term liquidity purposes and, therefore, there is frequent purchase and sales activity.

13

The Adviser and Subadvisers

The Adviser

Harbor Capital Advisors, Inc. is the investment adviser and provides management services to Harbor Funds.

Harbor Capital Advisors, located at One SeaGate, Toledo, Ohio, is an indirect wholly owned subsidiary of Robeco Groep N.V. Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations. As of December 31, 2006, Robeco Groep N.V., through its investment management subsidiaries, had approximately $197.0 billion in assets under management.

The combined assets of Harbor Funds and the pension plans managed by Harbor Capital Advisors were approximately $37.7 billion as of December 31, 2006.

Subject to the approval of Harbor Funds’ board of trustees, Harbor Capital Advisors, as the investment adviser, establishes and modifies whenever necessary the investment strategies of each fund. Harbor Capital Advisors is also responsible for overseeing each subadviser and recommending the selection, termination and replacement of subadvisers. The adviser evaluates, and allocates each funds’ assets to, one or more subadvisers.

The adviser also:

-	Seeks to ensure quality control in the subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
-	Monitors and measures risk and return results against appropriate benchmarks and recommends whether subadvisers should be retained or changed.
-	Focuses on cost control.

In order to more effectively manage the funds, Harbor Funds and Harbor Capital Advisors have been granted an order from the SEC permitting the adviser, subject to the approval of Harbor Funds’ board of trustees, to select subadvisers to serve as portfolio managers for the Harbor Funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements without obtaining shareholder approval. To the extent the SEC adopts a rule which would supersede the order, Harbor Funds and Harbor Capital Advisors intend to rely on the rule to permit Harbor Capital Advisors to act in the same manner as it currently does pursuant to the order.

In addition to its investment management services to the funds, the adviser administers each fund’s business affairs. For the year ended October 31, 2006, as shown in the table, each fund paid the adviser an advisory fee for these services. The adviser has also agreed to voluntarily reduce the total expenses of the different share classes for certain funds for the fiscal year ending October 31, 2007. This agreement is temporary and may be terminated or changed at any time. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to the subadviser.

ANNUAL ADVISORY FEE RATES

(as a percentage of the fund’s average net assets)

	Actual	Contractual
	Advisory	Advisory
	Fee Paid	Fee

Harbor High-Yield Bond Fund	0.47%	0.60%

Harbor Bond Fund	0.48%	0.50%[1]

Harbor Real Return Fund	0.48%	0.50%[1]

Harbor Short Duration Fund	0.20%	0.30%[1]

Harbor Money Market Fund	0.18%	0.30%[1]

[1]	The contractual advisory fee rates have been reduced to 0.48% for Harbor Bond Fund and Harbor Real Return Fund and to 0.20% for Harbor Short Duration Fund and Harbor Money Market Fund effective March 1, 2007.

A discussion of the factors considered by the board of trustees when approving the investment advisory agreements of the funds is available in Harbor Funds’ semi-annual (for the 6 month period ended April 30) and annual (for the year ended October 31) reports to shareholders.

Each subadviser that also subadvises a portion of the pension plan assets managed by Harbor Capital Advisors has adopted procedures to reasonably ensure fair asset allocation between the respective fund and the pension plan. The objectives and investment styles of each of the Harbor Funds match those segments of the pension plan subadvised by the subadvisers. This allows Harbor Funds to utilize research and other information on a cost effective basis. Portfolio managers are monitored on an on-going basis to collect and update data about their organizations and performance.

14

The Adviser and Subadvisers

Pimco Real Return
Composite
Performance
Information

The following table presents the past performance of a composite of certain accounts managed by Pacific Investment Management Company (“Pimco”), which serves as the subadviser to Harbor Real Return Fund. The Pimco Real Return Composite is comprised of all fee paying accounts under discretionary management by Pimco that have investment objectives, policies and strategies substantially similar to that of the Harbor Real Return Fund. Except to the extent performance has been adjusted to reflect the operating expenses of the Harbor Real Return Fund, Pimco has prepared and presented the historical performance (gross of investment advisory fees paid by the accounts within the composite) shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Pimco in managing portfolios with substantially similar investment strategies and techniques to those of the Harbor Real Return Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional and Retirement class shares of Harbor Real Return Fund for the fiscal year ending October 31, 2006 were used.

The historical performance of the Pimco Real Return Composite is not that of any of the Harbor Funds, including Harbor Real Return Fund, and is not necessarily indicative of any fund’s future results. The Harbor Real Return Fund commenced operations on December 1, 2005. Harbor Real Return Fund’s actual performance may vary significantly from the past performance of this composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the fund’s shares and the fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, not all of the accounts comprising the composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the composite, they may have had an adverse affect on the performance results of the composite.

PIMCO REAL RETURN COMPOSITE PERFORMANCE

	For the Periods Ended December 31, 2006:

Pimco Real Return Composite*	1 Year	3 Years	5 Years	Since Inception

Composite net of all Institutional Class operating expenses	-0.95%	2.59%	5.91%	6.08%
Composite net of all Retirement Class operating expenses	-1.19	2.33	5.64	5.83
Composite gross of all operating expenses	0.88	4.47	7.83	7.99
Lehman Brothers U.S. TIPS Index	0.41	3.85	7.19	—**

	For the Periods Ended December 31:

	1998	1999	2000	2001	2002	2003	2004	2005	2006

Composite net of all Institutional Class operating expenses	3.84%	4.34%	12.03%	7.36%	15.30%	7.02%	7.72%	1.18%	-0.95%
Composite net of all Retirement Class operating expenses	3.58	4.08	11.76	7.10	15.03	6.76	7.45	0.93	-1.19
Composite gross of all operating expenses	5.73	6.24	14.04	9.31	17.35	8.96	9.67	3.04	0.88
Lehman Brothers U.S. TIPS Index	3.95	2.40	13.17	7.90	16.57	8.40	8.46	2.84	0.41

The adviser has voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.57%, and the retirement class shares total operating expenses to 0.82%. This agreement is temporary and may be terminated at any time, although the adviser has no present intention to do so. The performance of the composite net of advisory fees and expenses after giving effect to the expense limitation would have been:

	For the Periods Ended December 31, 2006:

	1 Year	3 Years	5 Years	Since Inception

Composite net after Institutional Class expense limitation	0.31%	3.88%	7.23%	7.40%
Composite net after Retirement Class expense limitation	0.06	3.62	6.96	7.14

	For the Periods Ended December 31:

	1998	1999	2000	2001	2002	2003	2004	2005	2006

Composite net after Institutional Class expense limitation	5.14%	5.65%	13.41%	8.70%	16.71%	8.35%	9.06%	2.46%	0.31%
Composite net after Retirement Class expense limitation	4.88	5.39	13.14	8.43	16.43	8.09	8.79	2.21	0.06

*	This is not the performance of the Harbor Real Return Fund. As of December 31, 2006, the Pimco Real Return Composite was composed of 28 accounts, totaling approximately $23.4 billion. The inception date of the Composite was February 28, 1997.

**	The inception of the Pimco Real Return Composite pre-dates the inception of the index.

15

The Adviser and Subadvisers

The Subadvisers
and Fund Managers

Each fund’s investments are selected by a subadviser that is not affiliated with Harbor Capital Advisors. The following table describes each fund’s portfolio manager(s), the subadviser that employs the manager and the manager’s business experience. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds.

		PORTFOLIO MANAGER(S)	MANAGER	BUSINESS EXPERIENCE
	FUND	AND SUBADVISER	SINCE	(PAST FIVE YEARS)

Harbor Fixed Income Funds	High-Yield Bond	Shenkman Capital Management employs a team approach. Mr. Shenkman is the Chief Investment Officer of the firm and has responsibility for setting strategies and direction with respect to the firm’s investment operations. Mr. Flanagan, as lead portfolio manager of the fund, has the primary responsibility for the fund with the assistance of Mr. Whitley.

		Mark Shenkman Shenkman Capital Management, Inc. 461 Fifth Avenue 22nd Floor New York, NY 10017-6283	2002	President, Chief Investment Officer and Director, Shenkman (since 1985).

		Mark Flanagan, CFA, CPA Shenkman Capital Management, Inc.	2002	Senior Vice President and Portfolio Manager (since 2002) and Director of Credit Research, Shenkman (1996-2002).

		Frank Whitley Shenkman Capital Management, Inc.	2002	Executive Vice President and Senior Portfolio Manager, Shenkman (since 1994).

	Bond	William Gross Pacific Investment Management Co. 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430	1987	Managing Director, PIMCO (Del. G.P.) (since 1994).

	Real Return	John Brynjolfsson, CFA Pacific Investment Management Co. 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430	2005	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

	Short Duration	Ken O’Donnell, CFA Fischer Francis Trees & Watts, Inc. 200 Park Avenue New York, NY 10166	2003	Portfolio Manager, FFTW (since 2002) and Asset- Backed Security Specialist, Standish Mellon Asset Management (1998-2002).

	Money Market	Ken O’Donnell, CFA Fischer Francis Trees & Watts, Inc. 200 Park Avenue New York, NY 10166	2003	Portfolio Manager, FFTW (since 2002) and Asset- Backed Security Specialist, Standish Mellon Asset Management (1998-2002).

16

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17

Your Harbor Funds Account

Choosing a Share Class

All of the Harbor Funds have multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the funds’ separate share classes have different expenses, and as a result, their investment performances will differ. Please note that the retirement class shares are limited to eligible retirement plans, which consist of qualified retirement plans and Section 457 plans only. The retirement class shares are not available through personal plans, such as individual retirement accounts (IRA), SEPs, Simple IRAs or individual 403(b) plans. When choosing a share class, you should consider the factors below:

Institutional Class	Retirement Class	Investor Class
- Available to individual and institutional investors	- Limited to eligible retirement plans only	- Available to individual and institutional investors
- No 12b-1 fee	- 12b-1 fee of up to 0.25% of average daily net assets	- 12b-1 fee of up to 0.25% of average daily net assets
- Transfer agent fee of 0.06% of the average daily net assets	- Transfer agent fee of 0.06% of the average daily net assets	- Transfer agent fee of 0.19% of the average daily net assets
- $50,000[a] minimum investment in each fund	- No minimum investment	- $2,500 minimum investment for regular accounts and $1,000 minimum for IRA and UTMA/ UGMA accounts
- Funds Available:	- Funds Available:	- Funds Available:
024-High-Yield Bond	224-High-Yield Bond	424-High-Yield Bond
014-Bond[a]	214-Bond
025-Real Return[a]	225-Real Return
016-Short Duration[a]	216-Short Duration
015-Money Market[a]	215-Money Market

[a]	$1,000 minimum for Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

DISTRIBUTION AND SERVICE (12b-1) FEES

Harbor Funds has adopted a distribution plan for each of the funds’ retirement and investor class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the funds pay distribution and service fees to Harbor Funds Distributors, Inc., (the “Distributor”), for the sale, distribution and servicing of their shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSFER AGENT FEES

Each fund pays Harbor Services Group, Inc. transfer agent fees (specified above) on a per class basis for its services as shareholder servicing agent for the funds. Harbor Services Group uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., annually) and/or an asset based fee which is determined based upon the value of the assets maintained by the financial intermediary.

18

Your Harbor Funds Account

Minimum Investment Exceptions	Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any fund and for the Institutional Class of those funds with a $1,000 investment minimum.

You may purchase Institutional Class shares notwithstanding the $50,000 minimum investment amount if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.

(a)	You were a shareholder of Harbor Funds on October 31, 2002 and maintained a balance in your Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.

(b)	You received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.

(c)	Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.

(d)	Members of the immediate family living in the same household of any of the persons included in items a, b, or c.

(e)	Current trustees and officers of Harbor Funds.

(f)	Current partners and employees of legal counsel to Harbor Funds.

(g)	Current directors, officers or employees of Harbor Capital Advisors and its affiliates.

(h)	Current directors, officers, or employees of any subadviser to any Harbor Funds.

(i)	Members of the immediate family of any of the persons included in items e, f, g, h, or i.

(j)	Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons.

(k)	Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.

(l)	Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds; provided those individuals beneficially owned shares of the same Harbor Fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.

(m)	Certain wrap and other types of fee based accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor.

(n)	Employer-sponsored retirement plans and omnibus accounts established by financial intermediaries where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Distributor.

(o)	Participants in an employer-sponsored retirement plan or 403(b) plan or 457 plan if (i) your employer has made special arrangements for your plan to operate as a group with other plans through a single broker, dealer or financial intermediary; and (ii) all participants in the plan purchase shares of a Harbor Fund through that single broker, dealer or other financial intermediary.

(p)	Certain family trust accounts adhering to standards established by the Distributor.

19

Your Harbor Funds Account

How to Purchase Shares
Harbor Funds will not accept cash, money orders, “starter checks”, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

Harbor Funds does not issue share certificates.

Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or ACH for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Through a Financial Intermediary” if you are purchasing through a financial intermediary.

You may make up to four round trips in the same fund in a 12-month period. However, Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the fund involved. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive short-term trading or market timing activity in any fund, it may bar future purchases on a temporary or permanent basis at any time. A “round trip” is a purchase into a fund followed by a redemption out of the same fund (by any means) within a 30 day period. Different restrictions may apply if you invest through an intermediary. For more information about the Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Harbor Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico and Guam. Certain Harbor Funds are also available for sale to certain government approved pension plans in Chile and Peru.

BY MAIL	Open a new account	Add to an existing account

First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048	Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Complete the investment slip included with your most recent confirmation or statement.
Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572
Make your check payable to: “Harbor Funds”

If your check does not clear for any reason, the shareholder servicing agent will cancel your purchase and deduct $25 from your account. You may also be prohibited from future purchases.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

BY TELEPHONE	Add to an existing account
Call Harbor Services Group at: 1-800-422-1050	You may purchase shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Telephone purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our web site.

You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site at www.harborfunds.com.

20

Your Harbor Funds Account

How to Purchase Shares	BY WIRE	Open a new account	Add to an existing account
	Wire to: State Street Bank and Trust Company Boston, MA ABA#: 0110 0002 8 Acct: DDA #3018-065-7 Supply fund name, share class, account registration and account number	Send the completed account application to Harbor Services Group at the address listed under “By Mail.” Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.

Call the shareholder servicing agent at 1-800-422-1050 if you are sending a wire of $100,000 or more.

BY INTERNET Visit our web site at: www.harborfunds.com	Add to an existing account

If your account has internet purchase privileges, you may purchase shares via our web site 24 hours a day.

Internet purchases are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

Payment for purchase of shares through the Internet may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future Internet purchases.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the purchase request by mail.

You must have banking instructions already established on your account to purchase shares through the Internet. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site.

	THROUGH A FINANCIAL	You may purchase fund shares through an intermediary, such as a broker-
INTERMEDIARY	dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward purchase orders to the funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

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Your Harbor Funds Account

How to Exchange Shares
An exchange is a redemption of shares from one Harbor fund and a purchase of shares in another Harbor fund and may be subject to a redemption fee. Please refer to “How to Sell Shares” for a description of the redemption fee.

Exchanges may be taxable transactions depending on the type of account, and you may realize a gain or a loss.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to exchange shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the same fund in a 12-month period. However, Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the fund involved. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive short-term trading or market timing activity in any fund, it may bar future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. A “round trip” is a purchase into a fund followed by a redemption out of the same fund (by any means) within a 30 day period. Different restrictions may apply if you invest through an intermediary. For more information about the funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each fund. You should consider the differences in investment objectives and expenses of a fund before making an exchange.

Harbor Funds may change or terminate its exchange policy on 60 days prior notice.

INSTITUTIONAL CLASS SHAREHOLDERS

This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.

If you are an original shareholder (a shareholder of any Harbor Fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor Fund.

If you are not an original shareholder, you must meet the minimum initial investment requirements for each fund.

RETIREMENT CLASS SHAREHOLDERS

You may exchange your shares of the Retirement Class for Retirement Class shares or any other Harbor Funds available through your retirement plan. In addition, you may exchange your shares of the Retirement Class for shares of either the Institutional or Investor Class shares of another Harbor Funds if such class of shares is available through your retirement plan.

INVESTOR CLASS SHAREHOLDERS

If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor Funds and for Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Your exchanges out of the Institutional Class shares of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund into another Harbor Funds would be subject to the minimum investment requirements for each fund and class.

BY MAIL First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572	You may mail an exchange request to the shareholder servicing agent. Indicate the name of the fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

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Your Harbor Funds Account

How to Exchange Shares

BY TELEPHONE Call Harbor Services Group at: 1-800-422-1050	If your account has telephone exchange privileges, you may exchange shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our web site.

BY INTERNET Visit our web site at: www.harborfunds.com	If your account has internet exchange privileges, you may exchange shares via our web site 24 hours a day.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the exchange request by mail.

THROUGH A FINANCIAL INTERMEDIARY	You may exchange fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

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Your Harbor Funds Account

How to Sell Shares
Redemptions may be taxable transactions and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Funds nor the shareholder servicing agent is obligated, under any circumstances, to pay interest on redemption proceeds.

A signature guarantee may be required. See “Shareholder and Account Policies” for more information.

Redemption proceeds sent by check and not cashed within 180 days may be reinvested in your account in the same fund from which it was redeemed at the current day’s NAV. Redemption proceeds which are reinvested are subject to the risk of loss like any fund investment.

Please make note of your confirmation number when transacting via the telephone and the Internet.

All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.

Redemption Fee

The Harbor High-Yield Bond Fund charges a 1% redemption fee on shares that are redeemed before they have been held for 9 months.

This fee applies when shares are redeemed, by exchange to another Harbor Funds or by application of the accounts with small balances exchange policy. The redemption fee is paid directly to the respective fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the fund. The fee ensures that short-term investors pay their share of the fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

The redemption fee is applicable to all short-term redemptions or exchanges of shares. However, the redemption fee does not apply to certain types of accounts, including: (i) certain plan sponsored retirement plans that do not have or report to the funds sufficient information to impose a redemption fee on their participants’ accounts; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the funds sufficient information to impose a redemption fee on their customers’ accounts.

Some intermediaries have agreed to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the applicable Harbor Funds policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee. Harbor may allow the intermediary to apply its own redemption fee policy to its customer’s accounts in place of Harbor Funds’ redemption fee policy if Harbor determines the intermediary’s policy is reasonably designed and sufficiently similar to Harbor Funds’ policy.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) reinvested distributions (dividends and capital gains); (vi) redemptions initiated through an Automatic Withdrawal Plan; (vii) redemptions pursuant to a systematic rebalancing or asset allocation program established with Harbor; and (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund.

We will always redeem your “oldest” shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares. From time to time, the funds may waive or modify redemption fees for certain categories of investors. Each fund may modify its redemption policies at any time without giving advance notice to shareholders.

BY MAIL First class mail to: Harbor Services Group, Inc. P.O. Box 10048 Toledo, OH 43699-0048 Express or registered mail to: Harbor Services Group, Inc. One SeaGate 14th Floor Toledo, OH 43604-1572	You may mail a written redemption request to the shareholder servicing agent. State the name of the fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.

If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold 10%. Call the shareholder servicing agent or visit our web site at www.harborfunds.com for an IRA Request for Distribution form.

Neither Harbor Funds nor the shareholder servicing agent is responsible for any misdirected or lost mail.

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Your Harbor Funds Account

How to Sell Shares	BY TELEPHONE Call Harbor Services Group at: 1-800-422-1050	If your account has telephone redemption privileges, you may redeem shares via our automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.

Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our web site.

BY INTERNET Visit our web site at: www.harborfunds.com	If your account has Internet redemption privileges, you may redeem shares via our web site 24 hours a day.

Redemptions through the Internet will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for as long as 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our web site (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service 24 hours a day or send the redemption request by mail.

THROUGH A FINANCIAL INTERMEDIARY	You may redeem fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

Harbor Funds Distributors, the distributor of Harbor Funds, has contracted with certain intermediaries to accept and forward redemption requests to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Harbor Funds Distributors, Harbor Services Group and/or Harbor Capital Advisors or its affiliates may compensate, out of their own assets, certain intermediaries for distribution of fund shares, and for shareholder recordkeeping, subaccounting and other similar services.

Harbor Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

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Shareholder and Account Policies

Transaction and Account Policies

RIGHTS RESERVED BY HARBOR FUNDS
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone or mail; (2) to refuse any purchase or exchange order; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if the fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account which indicates that the identity of the shareholder can no longer be verified.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

EXCESSIVE TRADING/MARKET-TIMING
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor Funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to seek to discourage excessive short-term trading.

Excessive short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. Certain funds invest a significant portion of their assets in high-yield bonds. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a fund’s portfolio securities, as reflected by the fund’s net asset value on any given day, do not fully reflect the then current fair market value of such securities. In the case of funds that invest in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a fund prices its shares, which may affect the prices of the foreign securities held by the funds. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.

The Board of Trustees has adopted policies and procedures and authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the funds.

Harbor Funds will limit for a period of 60 days future purchases into a fund by any investor who makes more than four round trips (as defined under “How to Purchase Shares”) in the same fund in a 12-month period. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive trading or market timing activity in any fund, it may limit future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. Harbor Funds may also ban a shareholder from opening new accounts or adding to existing accounts in any Harbor Funds. Funds at greater risk for market timing activity impose a redemption fee on shares redeemed within short periods of time. See “Redemption Fee”. As described under “Pricing of Fund Shares”, Harbor Funds has also implemented fair value pricing procedures which may have the effect of reducing market timing activity in some funds. In addition, the funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a fund. For example, a fund may refuse a purchase order if the fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the fund’s investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the funds’ exchange limits or excessive trading policy are not deemed accepted by a fund.

The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transaction requests (including purchases, exchanges or

26

Shareholder and Account Policies

redemptions) submitted by mail to Harbor Funds from shareholders who hold their account directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) reinvested distributions (dividends and capital gains); (vi) transactions initiated through an Automatic Purchase, Exchange or Withdrawal Plan; (vii) transactions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same fund and shares converted from one class to another class in the same fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor Funds that invest in other Harbor Funds; (xii) redemptions of shares to pay fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a fund that Harbor has determined, in its sole discretion, are not likely to adversely effect the management of the fund; and (xiv) omnibus accounts maintained by financial intermediaries.

When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.

In addition, some financial intermediaries may impose their own restrictions on short-term trading which may differ from Harbor Funds’. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the funds from excessive short-term trading activity.

For those funds that charge a redemption fee, Harbor Funds seeks to apply its redemption fee policy to all accounts except those accounts identified as non-applicable under “Redemption Fees”. In some cases, Harbor Funds permits financial intermediaries to charge redemption fees in accordance with their own policies in place of Harbor Funds’ when Harbor Funds determines that the intermediary’s redemption fee policy is reasonably designed and sufficiently similar to Harbor Funds’. Harbor Funds is encouraging those intermediaries that are not subject to the redemption fee policy because they do not have the capability to apply the redemption fee to their underlying customers’ accounts to develop that capability. Harbor Funds seeks to apply its redemption fee policy to those accounts soon after the intermediary indicates it has developed that capability. There is no assurance that Harbor Funds will successfully identify all intermediaries that are subject to the redemption fee policy or that intermediaries which do assess redemption fees will do so properly.

The trading history of accounts under common ownership or control within any of the Harbor Funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a fund.

Purchase orders (including the purchase portion of an exchange) received by a financial intermediary in violation of the funds’ excessive trading policy are not deemed accepted by a fund. The funds’ exchange limits and excessive trading policies generally do not apply to the Harbor Short Duration Fund and Harbor Money Market Fund, although they at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
Each fund’s full portfolio holdings, are published quarterly, with a 15-day lag, on www.harborfunds.com. In addition, the funds’ top ten portfolio holdings as a percent of its total net assets will be published quarterly, with a 10-day lag, on www.harborfunds.com. This information is available on Harbor Funds’ web site for the entire quarter.

Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.

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Shareholder and Account Policies

PRICING OF FUND SHARES
Each fund’s share price, called its net asset value, or NAV, per share, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., eastern time. NAV per share for each class of shares outstanding is computed by dividing the net assets of the fund attributable to that class by the number of fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the funds do not transact purchase or redemption requests. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds foreign securities that trade on foreign markets that are open.

Harbor Money Market Fund values its securities at amortized cost. Each of the other funds value the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees, which may include utilizing an independent pricing service. A fund may use fair-value pricing if the value of some or all of the fund’s securities have been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Share prices are normally available after 7:00 p.m. eastern time by calling 1-800-422-1050 or visiting www.harborfunds.com.

PAYING FOR SHARES BY CHECK
If you purchase fund shares by check:

-	No third-party checks, starter checks, money orders, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S. are accepted.
-	If your check does not clear for any reason, the shareholder servicing agent will cancel your purchase and deduct $25 from your Harbor Funds account. You may also be prohibited from future purchases.
-	You may subsequently sell the shares purchased by check, but the proceeds may not be available for as long as 10 business days to make sure that your check has cleared.
-	You can avoid the 10 business day holding period by purchasing shares via wire. Use of ACH will reduce the holding period to 3 business days.

IN-KIND REDEMPTIONS
Harbor Funds agrees to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming fund, either total or partial, by an in-kind redemption of securities (instead of cash) from the applicable fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the fund’s net asset value per share. Redemptions whether made in cash or in-kind, are taxable transactions for shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs and may incur additional tax liability upon the disposition of the securities received in the redemption.

ACCOUNTS BELOW SHARE CLASS MINIMUMS
Shareholders seeking to establish accounts in the Institutional Class of shares with amounts that are below the $50,000 minimum required investment will automatically be invested in the Investor Class of shares. If your account balance falls below the required minimum investment for the respective Class due to redemptions, the shareholder servicing agent may ask that the account be increased. If your account balance is not increased within 60 days, the shareholder servicing agent reserves the right to exchange your Institutional Class shares at the then current NAV for shares of the respective fund’s Investor Class and reserves the right to redeem, in full, shares of the Investor Class if the resulting Investor Class account balance does not satisfy the Investor Class minimum account size.

STATEMENTS AND REPORTS
You will receive a confirmation statement after each transaction affecting your account, however, shareholders participating in an automatic plan will receive only quarterly confirmations of all transactions. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact the shareholder servicing agent regarding any errors or discrepancies.

The funds produce financial reports, which include a list of each of the funds’ portfolio holdings, semi-annually and update their prospectus annually.

28

Shareholder and Account Policies

Unless you instruct Harbor otherwise by contacting a shareholder servicing agent, the funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a shareholder servicing agent if you would like to receive additional copies of these documents. Individual copies will be sent within thirty (30) days after Harbor receives your instructions. Your consent to householding is considered valid until revoked.

SIGNATURE GUARANTEES

A signature guarantee is required if any of the following is applicable:

-	You request a redemption above $100,000.
-	You would like a check made payable to anyone other than the shareholder(s) of record.
-	You would like a check mailed to an address which has been changed within 10 business days of the redemption request.
-	You would like a check mailed to an address other than the address of record.
-	You would like your redemption proceeds wired to a bank account other than a bank account of record.

Harbor Funds reserves the right to waive or require a signature guarantee under certain circumstances.

A signature guarantee may be refused if any of the following is applicable:

-	It does not appear valid or in good form.
-	The transaction amount exceeds the surety bond limit of the signature guarantee.
-	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature.

29

Shareholder and Account Policies

Each Fund Distributes Substantially all of its Income and Gains

You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the same fund unless you elect otherwise.

This prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each fund will distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each fund declares and pays any dividends from net investment income and capital gains at least annually in December. Real Return Fund declares and pays any dividends from net investment income quarterly. Money Market Fund declares any dividends from net investment income daily and pays the dividends monthly. Each fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. High-Yield Bond Fund, Bond Fund and Real Return Fund expect distributions to be from both capital gain and income. Short Duration Fund and Money Market Fund expect distributions to be primarily from income.

For U.S. federal income tax purposes, distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on their source and other factors and distributions of net short-term capital gain are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Since the funds’ income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and distributions are taxable, whether you receive them in cash or reinvest them in additional fund shares.

Generally, you should avoid investing in a fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Otherwise, dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the fund, whether or not you reinvested the dividends. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the funds pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Every January each fund will send you information about the fund’s dividends and distributions and any shares you sold during the previous calendar year.

If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 28% on your dividends and capital gain distributions, redemptions, exchanges and any other payments to you.

Each fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

-	Postal or other delivery service is unable to deliver checks to the address of record;
-	Dividends and capital gain distributions are not cashed within 180 days; or
-	Bank account of record is no longer valid.

Dividends and capital gain distributions checks which are not cashed within 180 days may be reinvested in your account in the same fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any fund investment.

Neither Harbor Funds nor the shareholder servicing agent has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

30

Shareholder and Account Policies

NORMAL DIVIDEND DISTRIBUTION SCHEDULE FOR ALL SHARE CLASSES

	Quarterly	Monthly

Harbor High-Yield Bond Fund	X
Harbor Bond Fund	X
Harbor Real Return Fund	X
Harbor Short Duration Fund		X
Harbor Money Market Fund		X

31

Investor Services

Harbor Funds Provides a Variety of Services to Manage your Account

If you already have a Harbor Funds account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these features or you may download the form from our web site at www.harborfunds.com.

WWW.HARBORFUNDS.COM
Our web site provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor Funds.

In order to engage in transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to www.harborfunds.com and follow the procedures accordingly).

When you establish an account, you will automatically be granted Internet transaction privileges, unless you decline them on the application.

Transactions through the Internet are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information prior to acting upon instructions and sending written confirmation of Internet transactions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions received through the Internet are genuine, neither Harbor Funds, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

TRANSFER ON DEATH REGISTRATION
You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, Trust accounts or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by “TOD, Subject to STA TOD Rules”. Harbor Funds reserves the right to use the term “beneficiaries” in an account registration rather than list each named beneficiary. However, the shareholder must provide the name, address, social security number, and birth date of each beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call the shareholder servicing agent at 1-800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our web site at www.harborfunds.com.

TELEPHONE SERVICES
1-800-422-1050
Our automated telephone service is available 24 hours a day. It provides you the ability to conduct transactions, access your account information, request forms and applications, and obtain information on each of the Harbor Funds.

When you establish an account, you will be granted telephone transaction privileges unless you decline them on the application.

Telephone transactions are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, neither Harbor Funds, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

RETIREMENT ACCOUNTS
For information on establishing retirement accounts, please call 1-800-422-1050.

-	Traditional IRA – an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.
-	Roth IRA – an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.
-	SEP IRA – an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.
-	Other Retirement Plans – The Harbor Funds may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

32

Investor Services

Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.

Your automatic investment plan, exchange plan, withdrawal plan, or dividend exchange plan will be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current fund, and shares represented by such reinvested dividends will not be exchanged.

CHECKWRITING FOR HARBOR MONEY MARKET FUND
Harbor Funds offers a Checkwriting Privilege for shareholders in the Harbor Money Market Fund. Money market checks are not available on IRA accounts. Individual checks must be for $500 or more. The check is presented to State Street Bank and Trust Company (the “Bank”) for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through the Bank except that they may not be certified and are payable upon review.

You are not charged for redeeming by check. If you elect this option, you are subject to the procedures, rules and regulations established by the Bank with respect to clearance and collection of checks. The Bank will not honor checks which are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in the Harbor Money Market Fund is accrued and declared as dividends daily, but dividends are paid monthly, the total value of the fund may not be determined in advance. Therefore, you cannot close your account by check. This service may be terminated at any time by Harbor Funds or the Bank upon notice to you. Your cancelled checks will be returned monthly by the Bank.

Call the shareholder servicing agent at 1-800-422-1050 to request a signature card to add the checkwriting feature.

AUTOMATIC INVESTMENT PLAN
You may select this feature when completing the account application.

You may sell the shares, but the proceeds may not be available for up to 3 business days after the initial purchase to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future automatic investment plan purchases.

By using the automatic investment or exchange plans, you are purchasing shares of a fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

If you already have a Harbor Funds account, call the shareholder servicing agent at 1-800-422-1050 to request an Automatic Options form to add this feature or you may download the form from our web site at www.harborfunds.com.

AUTOMATIC EXCHANGE PLAN
You may automatically exchange between Harbor Funds either monthly or quarterly. The fund being exchanged out of and exchanged into must meet the minimum requirements for the respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

AUTOMATIC WITHDRAWAL PLAN
You may direct Harbor Funds to withdraw a specific dollar amount on a monthly or quarterly schedule. If you have multiple plans, the dollar amount in each plan must be the same.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

DIVIDEND EXCHANGE PLAN
You may invest dividends and capital gain distributions from one fund in shares of another fund provided you have opened an account in the other fund and have satisfied the applicable minimum investment requirements. Shares are purchased on the dividend payment date at the dividend payment price which is the same as the ex-dividend date. Purchases are credited to your account on this date.

33

Financial Highlights

The financial highlights table is intended to help you understand the funds’ financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned/ lost on an investment in a fund (assuming reinvestment of all dividends and distributions).

						Less Distributions
		Income From Investment Operations
	Net Asset					Dividends	Distributions			Proceeds
	Value	Net		Net Realized and	Total from	from Net	from Net	Return		from
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized	of	Total	Redemption
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[4]	Capital	Distributions	Fees
FIXED INCOME FUNDS

HARBOR HIGH-YIELD BOND FUND
Institutional Class
October 31, 2006	$10.91	$.76	[c]	$.14	$.90	$(.79)	$(.04)	$—	$(.83)	$—	[h]
October 31, 2005	11.38	.77	[c]	(.42)	.35	(.68)	(.15)	—	(.83)	.01
October 31, 2004	11.10	.75	[c]	.30	1.05	(.82)	—	—	(.82)	.05
October 31, 2003 [1]	10.00	.56	[c]	1.03	1.59	(.49)	—	—	(.49)	—	[h]
Retirement Class
October 31, 2006	$10.91	$.89	[c]	$(.02)	$.87	$(.77)	$(.04)	$—	$(.81)	$—	[h]
October 31, 2005	11.38	1.24	[c]	(.90)	.34	(.66)	(.15)	—	(.81)	—	[h]
October 31, 2004	11.10	(.02)[c]		1.07	1.05	(.79)	—	—	(.79)	.02
October 31, 2003 [1]	10.00	.47	[c]	1.10	1.57	(.47)	—	—	(.47)	—	[h]
Investor Class
October 31, 2006	$10.91	$.71	[c]	$.14	$.85	$(.74)	$(.04)	$—	$(.78)	$—	[h]
October 31, 2005	11.39	.70	[c]	(.40)	.30	(.63)	(.15)	—	(.78)	—	[h]
October 31, 2004	11.11	.62	[c]	.36	.98	(.77)	—	—	(.77)	.07
October 31, 2003[1]	10.00	.50	[c]	1.07	1.57	(.46)	—	—	(.46)	—	[h]

HARBOR BOND FUND
Institutional Class
October 31, 2006	$11.61	$.51	[c]	$.06	$.57	$(.39)	$(.01)	$—	$(.40)	N/A
October 31, 2005	12.24	.45	[c]	(.28)	.17	(.50)	(.30)	—	(.80)	N/A
October 31, 2004	11.89	.16	[c]	.68	.84	(.23)	(.26)	—	(.49)	N/A
October 31, 2003	11.98	.41	[c]	.36	.77	(.60)	(.26)	—	(.86)	N/A
October 31, 2002	12.05	.50	[c]	.17	.67	(.47)	(.27)	—	(.74)	N/A
Retirement Class
October 31, 2006	$11.61	$.49	[c]	$.05	$.54	$(.37)	$(.01)	$—	$(.38)	N/A
October 31, 2005	12.24	.46	[c]	(.31)	.15	(.48)	(.30)	—	(.78)	N/A
October 31, 2004	11.89	.32	[c]	.49	.81	(.20)	(.26)	—	(.46)	N/A
October 31, 2003[2]	11.98	.55	[c]	.19	.74	(.57)	(.26)	—	(.83)	N/A

HARBOR REAL RETURN FUND
Institutional Class
October 31, 2006[3]	$10.00	$.39	[c]	$(.22)	$.17	$(.34)	$—	$—	$(.34)	N/A
Retirement Class
October 31, 2006[3]	$10.00	$.40	[c]	$(.25)	$.15	$(.32)	$—	$—	$(.32)	N/A

HARBOR SHORT DURATION FUND
Institutional Class
October 31, 2006	$8.27	$.30	[c]	$.08	$.38	$(.39)	$—	$(.02)	$(.41)	N/A
October 31, 2005	8.41	.35	[c]	(.17)	.18	(.32)	—	—	(.32)	N/A
October 31, 2004	8.57	.26	[c]	(.14)	.12	(.28)	—	—	(.28)	N/A
October 31, 2003	8.69	.24	[c]	(.10)	.14	(.26)	—	—	(.26)	N/A
October 31, 2002	8.69	.30	[c]	.01	.31	(.31)	—	—	(.31)	N/A
Retirement Class
October 31, 2006	$8.26	$.28	[c]	$.09	$.37	$(.37)	$—	$(.03)	$(.40)	N/A
October 31, 2005	8.41	.33	[c]	(.18)	.15	(.30)	—	—	(.30)	N/A
October 31, 2004	8.57	9.80	[c]	(9.69)	.11	(.27)	—	—	(.27)	N/A
October 31, 2003 [2]	8.69	(9.26)[c]		9.39	.13	(.25)	—	—	(.25)	N/A

See page 36 for notes to the Financial Highlights.

34

The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, are incorporated by reference in the SAI, both of which are available upon request.

							Ratio of
				Ratio of		Ratio of	Operating		Ratio of	Ratio of
Net Asset				Operating		Operating Expenses	Expenses Net of		Interest/Dividend	Net Investment
Value			Net Assets	Expenses		Not Imposed	All Offsets to		Expense	Income/(Loss)
End	Total		End of Period	to Average		to Average	Average		to Average	to Average		Portfolio
of Period	Return		(000s)	Net Assets (%)[5]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)		Turnover (%)
$10.98	8.56	% [d]	$28,727	.81%[c]		.25%	.81%[c]		—%	7.01%[c]		63%
10.91	3.24	[d]	31,547	.82	[c]	.09	.82	[c]	—	6.67	[c]	42
11.38	10.93	[d]	66,715	.85	[c]	.09	.85	[c]	—	6.85	[c]	109
11.10	16.16	[b,d]	57,727	.93	[a,c]	.47 [a]	.93	[a,c]	—	6.63	[a,c]	82 [b]
$10.97	8.22	% [d]	$524	1.05%[c]		.25%	1.05%[c]		—%	6.79%[c]		63%
10.91	3.05	[d]	2	—	[g]	—	—	[g]	—	—	[g]	42
11.38	10.49	[d]	1	1.01	[c]	.15	1.01	[c]	—	7.00	[c]	109
11.10	16.12	[b,d]	7	1.08	[a,c]	.47 [a]	1.08	[a,c]	—	7.00	[a,c]	82 [b]
$10.98	8.15	% [d]	$4,662	1.21%[c]		.25%	1.21%[c]		—%	6.63%[c]		63%
10.91	2.71	[d]	4,047	1.25	[c]	.09	1.25	[c]	—	6.26	[c]	42
11.39	10.41	[d]	3,586	1.27	[c]	.09	1.27	[c]	—	6.37	[c]	109
11.11	15.93	[b,d]	2,215	1.29	[a,c]	.47 [a]	1.29	[a,c]	—	6.73	[a,c]	82 [b]

$11.78	5.10	% [d]	$2,307,286	.58%[c]		.02%	.58%[c]		—%	4.34%[c]		312%
11.61	1.42	[d]	1,931,651	.58	[c]	.02	.58	[c]	—	3.39	[c]	332
12.24	6.59	[d]	1,546,602	.57	[c]	.03	.57	[c]	—	2.21	[c]	311
11.89	6.57	[d]	1,528,285	.58	[c]	.06	.58	[c]	—	3.43	[c]	221
11.98	5.87	[d]	1,369,931	.58	[c]	.08	.58	[c]	—	4.37	[c]	293
$11.77	4.76	% [d]	$38,590	.83%[c]		.02%	.83%[c]		—%	4.10%[c]		312%
11.61	1.18	[d]	31,953	.83	[c]	.02	.83	[c]	—	3.17	[c]	332
12.24	6.33	[d]	18,205	.81	[c]	.04	.81	[c]	—	1.94	[c]	311
11.89	6.40	[d]	10,463	.83	[c]	.06	.83	[c]	—	2.67	[c]	221

$9.83	1.77	% [d]	$12,057	.57%[a,c]		1.26%[a]	.57%[a,c]		—%	5.09%[a,c]		410%[b]
$9.83	1.56	% [d]	$1,015	.82%[a,c]		1.26%[a]	.82%[a,c]		—%	4.28%[a,c]		410%[b]

$8.24	4.82	% [d]	$77,264	.39%[c]		.14%	.39%[c]		—%	4.21%[c]		79%
8.27	2.17	[d]	53,353	.39	[c]	.12	.39	[c]	.01	3.41	[c]	159
8.41	1.43	[d]	93,910	.31	[c]	.14	.31	[c]	.01	2.65	[c]	324
8.57	1.70	[d]	109,411	.36	[c]	.11	.36	[c]	—	2.85	[c]	333
8.69	3.67	[d]	153,074	.31	[c]	.13	.31	[c]	—	3.44	[c]	154
$8.23	4.59	% [d]	$1,789	.64%[c]		.14%	.64%[c]		—%	3.95%[c]		79%
8.26	1.82	[d]	1,556	.64	[c]	.12	.64	[c]	—	3.20	[c]	159
8.41	1.24	[d]	1,446	.55	[c]	.15	.55	[c]	—	2.48	[c]	324
8.57	1.39	[d]	—	.59	[c]	.11	.59	[c]	—	2.70	[c]	333

35

Financial Highlights — Continued

						Less Distributions
		Income From Investment Operations
	Net Asset					Dividends	Distributions			Proceeds
	Value	Net		Net Realized and	Total from	from Net	from Net	Return		from
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized	of	Total	Redemption
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[4]	Capital	Distributions	Fees
FIXED INCOME FUNDS - Continued
HARBOR MONEY MARKET FUND
Institutional Class
October 31, 2006	$1.00	$.04	[c]	$—	$.04	$(.04)	$—	$—	$(.04)	N/A
October 31, 2005	1.00	.03	[c]	—	.03	(.03)	—	—	(.03)	N/A
October 31, 2004	1.00	—		—	—	—	—	—	—	N/A
October 31, 2003	1.00	—		—	—	—	—	—	—	N/A
October 31, 2002	1.00	.02	[c]	—	.02	(.02)	—	—	(.02)	N/A
Retirement Class
October 31, 2006	$1.00	$.04	[c]	$—	$.04	$(.04)	$—	$—	$(.04)	N/A
October 31, 2005	1.00	.02	[c]	—	.02	(.02)	—	—	(.02)	N/A
October 31, 2004	1.00	—		—	—	—	—	—	—	N/A
October 31, 2003[2]	1.00	—		—	—	—	—	—	—	N/A

[1]	For the period December 1, 2002 (inception) through October 31, 2003.
[2]	Commenced operations on November 1, 2002.
[3]	For the period December 1, 2005 (inception) through October 31, 2006.
[4]	Includes both short-term and long-term capital gains.
[5]	Credit balance arrangements had no impact on expense ratios.
[a]	Annualized.
[b]	Unannualized.
[c]	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.
[d]	The total returns would have been lower had certain expenses not been waived during the periods shown.
[e]	Dividend expense from investments sold short.

[f]	Interest expense for swap agreements.

[g]	Assets in this class were too small to incur any income or expense.
[h]	Less than $.01.

36

							Ratio of
				Ratio of		Ratio of	Operating		Ratio of	Ratio of
Net Asset				Operating		Operating Expenses	Expenses Net of		Interest/Dividend	Net Investment
Value			Net Assets	Expenses		Not Imposed	All Offsets to		Expense	Income/(Loss)
End	Total		End of Period	to Average		to Average	Average		to Average	to Average		Portfolio
of Period	Return		(000s)	Net Assets (%)[5]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)		Turnover (%)
$1.00	4.60	% [d]	$187,832	.32%[c]		.12%	.32%[c]		—%	4.59%[c]		N/A
1.00	2.55	[d]	120,041	.35	[c]	.12	.35	[c]	—	2.52	[c]	N/A
1.00	.94	[d]	117,561	.29	[c]	.16	.29	[c]	—	.94	[c]	N/A
1.00	.88	[d]	126,347	.36	[c]	.13	.36	[c]	—	.89	[c]	N/A
1.00	1.59	[d]	156,446	.36	[c]	.12	.36	[c]	—	1.58	[c]	N/A
$1.00	4.34	% [d]	$4,602	.57%[c]		.12%	.57%[c]		—%	4.29%[c]		N/A
1.00	2.29	[d]	3,896	.60	[c]	.12	.60	[c]	—	2.30	[c]	N/A
1.00	.60	[d]	3,362	.53	[c]	.17	.53	[c]	—	.74	[c]	N/A
1.00	—		—	N/A	[g]	N/A [g]	N/A	[g]	—	N/A	[g]	N/A

37

Harbor Funds Details

Harbor Funds

Ticker Symbols
and CUSIP Numbers
Share prices are available on our web site at www.harborfunds.com or by calling 1-800-422-1050 after 7:00 p.m. eastern time.

	FUND
FUND	NUMBER	TICKER SYMBOL	CUSIP NUMBER

FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	024	HYFAX	411511553
Retirement Class	224	HYFRX	411511546
Investor Class	424	HYFIX	411511538
Harbor Bond Fund
Institutional Class	014	HABDX	411511108
Retirement Class	214	HRBDX	411511686
Harbor Real Return Fund
Institutional Class	025	HARRX	411511520
Retirement Class	225	HRRRX	411511512
Harbor Short Duration Fund
Institutional Class	016	HASDX	411511702
Retirement Class	216	HRSDX	411511678
Harbor Money Market Fund
Institutional Class	015	HARXX	411511405
Retirement Class	215	HRMXX	411511660

Updates Available

For updates on the Harbor Funds following the end of each calendar quarter, please visit our web site at www.harborfunds.com.

38

Harbor’s Privacy Statement

We recommend that you read and retain this notice for your personal files

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors. Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our web site (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/ fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our web site, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our web site. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our web site at www.harborfunds.com.

39

Notes

Notes

Notes

Trustees & Officers

David G. Van Hooser
Chairman, President & Trustee

Raymond J. Ball
Trustee

Howard P. Colhoun
Trustee

John P. Gould
Trustee

Rodger F. Smith
Trustee

Charles F. McCain
Chief Compliance Officer

Constance L. Souders
Vice President

Brian L. Collins
Vice President

Mark W. Karchner
Treasurer

Karen B. Wasil
Secretary

Jodie L. Crotteau
Assistant Secretary

Susan A. Deroche
Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43604-1572

Distributor & Principal
Underwriter

Harbor Funds Distributors, Inc.
One SeaGate
Toledo, OH 43604-1572
419.249.2900

Shareholder Servicing Agent

Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1.800. 422.1050

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Independent Registered Public
Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
For more information
For investors who would like more information about Harbor Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the funds’ investments is available in the Harbor Funds annual and semi-annual reports to shareholders. The Harbor Funds annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference and therefore is legally part of this prospectus. Free copies of the annual and semi-annual reports, the SAI, and other information and answers to questions about the funds are available:

On the Internet:	www.harborfunds.com
By E-Mail:	literature@harborfunds.com
By Telephone:	1.800.422.1050
By Mail:	Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
Investors can review the Harbor Funds reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 1.202.942.8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

On the Internet:	http://www.sec.gov
By E-Mail (for a fee):	publicinfo@sec.gov
By Mail (for a fee):	Public Reference Room of the Commission
Washington, D.C., 20549-0102
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the funds are registered for sale.
Investment Company Act File No. 811-4676
02/2007/137,000

HARBOR FUNDS One SeaGate Toledo, Ohio 43604-1572	www.harborfunds.com

STATEMENT OF ADDITIONAL INFORMATION — March 1, 2007

Harbor Funds (“Harbor”) is an open-end management investment company (or mutual fund) consisting of seven domestic equity series, three international series and five fixed income series, including one money market fund (individually or collectively referred to as a “Fund” or the “Funds”).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
Harbor Mid Cap Growth Fund
Harbor Small Cap Growth Fund
Harbor Small Company Growth Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Value Fund
INTERNATIONAL EQUITY
Harbor International Fund
Harbor International Growth Fund
Harbor Global Value Fund
FIXED INCOME AND MONEY MARKET
Harbor High-Yield Bond Fund
Harbor Bond Fund
Harbor Real Return Fund
Harbor Short Duration Fund
Harbor Money Market Fund

Additional funds may be created by the Trustees from time to time. Each Fund is managed by one or more subadvisers (each, a “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Funds’ investment adviser (the “Adviser”).

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the respective Harbor Funds dated March 1, 2007, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at www.harborfunds.com or in the respective Funds’ Annual and Semi-Annual reports to shareholders. Investors can get free copies of the Annual and Semi-Annual Reports, the Prospectus and the Statement of Additional Information, request other information and discuss their questions about the Funds by calling 1-800-422-1050, by writing to Harbor Funds at One SeaGate, Toledo, OH 43604-1572 or by visiting our web site at www.harborfunds.com. Each Fund’s financial statements which are included in the 2006 Annual Report to shareholders are incorporated by reference into this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund (except Harbor Real Return Fund) is a diversified management investment company that has a different investment objective which it pursues through separate investment policies, as described in the Prospectus and below. Harbor Real Return Fund is a non-diversified management investment company. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.

In response to extraordinary market, economic or political conditions, each Fund may depart from its principal investment strategies by taking large temporary positions in cash or investment-grade debt securities. The international funds may invest without limit in equity securities of U.S. issuers and investment-grade notes and bonds. If a Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

80% Requirement	If a Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in its respective securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%. However, any future investments must be made in a manner to get back in compliance with the 80% requirement.

Harbor Small Cap Growth Fund

On November 1, 2002, the Fund changed its name from “Harbor Growth Fund” to “Harbor Small Cap Growth Fund”.

The Board of Trustees of Harbor Funds decided to close Harbor Small Cap Growth Fund to new investors effective 4:00 p.m. (EDT) Friday, July 18, 2003. The Fund will continue to sell shares to existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Harbor Small Cap Growth Fund account.

Shares of Harbor Small Cap Growth Fund will also continue to be sold to:

(A)	Beneficiaries of pension or profit sharing plans, pension funds or other benefits plans if the plan sponsor included Harbor Small Cap Growth Fund as an investment option on July 18, 2003;

(B)	Certain advisory clients and affiliated parties of the subadviser to Harbor Small Cap Growth Fund upon the request of the subadviser if the investment is determined by an officer of Harbor Fund not to adversely affect the Fund; and

(C)	Trustees and officers of Harbor Funds and directors, officers and employees of the Adviser and the Subadviser to Harbor Small Cap Growth Fund.

The Trustees of Harbor Small Cap Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.

Harbor Small Cap Value Fund	The Board of Trustees of Harbor Funds has decided to close the Harbor Small Cap Value Fund to new investors effective 4:00 p.m. (EDT) Thursday, June 30, 2005. The Fund will continue to sell shares to existing shareholders and permit exchanges from other Harbor Funds as long as the exchanging shareholder has an existing Harbor Small Cap Value Fund account.

Shares of Harbor Small Cap Value Fund will also continue to be sold to:

(A)	Participants in pension or profit sharing plans, pension funds or other benefits plans if the plan sponsor included Harbor Small Cap Value Fund as an investment option on June 30, 2005;

(B)	Participants of pension or profit sharing plans, pension funds or other benefit plans who roll over into an IRA account with Harbor Small Cap Value Fund some or all of the proceeds from the distribution if the participant held shares of Harbor Small Cap Value Fund through such plan immediately prior to the distribution;

(C)	Clients participating in asset allocation programs sponsored by broker-dealers, banks or trust companies or other financial intermediaries if that client owns shares of the Harbor Small Cap Value Fund through the asset allocation program on December 30, 2005;

(D)	Clients of financial advisors if the financial advisor maintains a portion of that client’s assets in Harbor Small Cap Value Fund on December 30, 2005;

(E)	Certain institutional investors who have expressed an interest, in writing, in investing in the Harbor Small Cap Value Fund prior to June 30, 2005, if approved by an officer of Harbor Funds;

(F)	Certain advisory clients and affiliated parties of the subadviser to Harbor Small Cap Value Fund upon the request of the subadviser if the investment is determined by an officer of Harbor Funds not to adversely affect the Fund; and

1

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Harbor Small Cap
Value Fund —
continued

(G)	Trustees and officers of Harbor Funds and directors, officers and employees of the Adviser and the Subadviser to Harbor Small Cap Value Fund.

The Board of Trustees of Harbor Funds reserves the right to open Harbor Small Cap Value Fund to all new investors at any time, but has no present plans to do so.

Harbor International Growth Fund	Current income, if any, is a subordinate consideration to capital appreciation.

Harbor High-Yield Bond Fund	Harbor High-Yield Bond Fund invests primarily in below investment grade securities. While duration may be one of the tools used in security selection, the Fund does not focus on securities with a particular duration.

Harbor Bond Fund	Harbor Bond Fund may invest up to 15% of its assets in below investment grade securities, domestic and foreign, rated B or higher by Standard & Poor’s Rating Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings.

Except in unusual and temporary circumstances, the duration of Harbor Bond Fund’s portfolio will vary plus or minus 1.5 years relative to the Fund’s benchmark. The subadviser bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps combined with options, options on futures and mortgage and interest rate swaps and interest rate floors and caps.

Harbor Bond Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and options on such swaps and interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the subadviser anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund’s portfolio.

Harbor Real Return Fund	Harbor Real Return Fund may invest up to 10% of its assets in below investment grade securities, domestic and foreign, rated B or higher by S&P, Moody’s or Fitch Ratings.

The Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and options on such swaps and interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the subadviser anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund’s portfolio.

Harbor Short Duration Fund	Harbor Short Duration Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps. Subject to the policy for maintaining a dollar-weighted average portfolio duration not exceeding three years, the Fund may invest in individual obligations of any duration.

The assets of Harbor Short Duration Fund are actively managed and are bought and sold in response to changes in value resulting from new information affecting the supply of and demand for securities in the Fund’s portfolio. Active management of the Fund entails frequent decisions concerning the changing relativeattractiveness of various investments. The Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks

2

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Harbor Short
Duration Fund —
continued

associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps, swaps combined with options, interest rate floors and caps and, at times, combinations of these techniques.

Harbor Money Market Fund	Harbor Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars). An investment in the debt obligations of foreign issuers involves investment risks that are different from an investment in a fund which invests only in debt obligations of U.S. issuers.

The extent of deviation between the Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate. Such action may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends.

Under normal market conditions, at least 80% of the Fund’s net assets are invested in:

(A)	short-term (maturing in thirteen months or less) U.S. Government securities;

(B)	treasury receipts; treasury investment growth receipts (“TIGR’s”); certificates of accrual on treasury receipts (“CATS”); and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury traded under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”);

(C)	U.S. dollar-denominated obligations issued by major U.S. and foreign banks (including certificates of deposit and bankers’ acceptances) that meet the $100 million standard set forth under “Cash Equivalents” and other obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes, provided they are (i) rated in the highest rating category of at least two nationally recognized statistical rating organizations (“NRSROs”) or, if only rated by one NRSRO, that NRSRO, or (ii) issued or guaranteed by a company which at the date of investment has outstanding a comparable debt issue rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

(D)	commercial paper (including variable and floating rate commercial paper with interest rates which adjust in accordance with changes in interest rate indices) which is rated in the highest rating category of at least two NRSROs or, if not rated, is issued by a company having outstanding comparable debt rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

(E)	short-term (maturing in thirteen months or less) corporate obligations which are rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

(F)	repurchase agreements; and

(G)	asset-backed securities (including, but not limited to, interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables) which are determined to be of high quality by the Fund’s Subadviser, pursuant to criteria approved by the Board of Trustees.

Harbor Money Market Fund may invest up to 20% of the value of its net assets in debt instruments not specifically described in (A) through (G) above, including unrated instruments, provided that such instruments are determined by the Subadviser to the Fund to be of comparable high quality and liquidity and that they meet the Fund’s maturity requirements.

3

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Harbor Money
Market Fund —
continued

Harbor Money Market Fund may invest more than 25% of the value of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances. The Fund, however, may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. Government securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater.

4

INVESTMENT POLICIES

Common Stocks	Each equity Fund may purchase common stocks. Harbor High-Yield Bond Fund may invest up to 10% of its total assets in equity securities issued by U.S. companies. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks	Each equity Fund, Harbor Bond Fund and Harbor Real Return Fund may invest in preferred stocks. Harbor High-Yield Bond Fund may invest up to 10% of its total assets in equity securities issued by U.S. companies. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities	Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s declines. They generally pay less income than non- convertible bonds.

Restricted and Illiquid Securities	Each Fund (except Harbor Money Market Fund which will not invest more than 10%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the 1933 Act prior to distribution to the general public) including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.

The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring liquidity of restricted securities in accordance with procedures adopted by the Board. The Board retains sufficient oversight of the process and remains ultimately responsible for the determinations.

Fixed-Income Securities	Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

Below Investment Grade Fixed Income Securities	Harbor High-Yield Bond Fund invests primarily in below investment grade securities. Harbor Bond Fund and Harbor Real Return Fund may invest up to 15% and 10%, respectively, of its assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities

5

INVESTMENT POLICIES

Below Investment
Grade Fixed Income
Securities —
continued

of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as “high-yield” securities or “junk bonds”, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and less secondary market liquidity.

The amount of high-yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

The market values of high-yield, fixed-income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds’ fundamental analysis, may depress the prices for such securities.

Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse affect on the fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less that the prices used in calculating a fund’s net asset value. A less liquid secondary market may also make it more difficult for a fund to obtain precise valuations of the high-yield securities in its portfolio.

Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

Below investment grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the

6

INVESTMENT POLICIES

Below Investment
Grade Fixed Income
Securities —
continued

market value of the security. Consequently, credit ratings are used only as preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the subadviser’s credit analysis than would be the case with investments in investment grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in each fund’s portfolio and evaluate whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Duration	Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the tools used in security selection for each Fund. Although duration may be one of the tools used in security selection, the Harbor High-Yield Bond Fund does not focus on securities with a particular duration.

Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

Generally speaking, if interest rates move up by 100 basis points, a fixed-income security with a five-year duration will decline by five points. If the fixed-income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent each Fund is invested in fixed-income securities, the value of the Funds’ portfolio will decrease in a similar manner given the conditions illustrated above.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Derivative Instruments	In accordance with its investment policies, each Fund (except Harbor Money Market Fund) may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions

7

INVESTMENT POLICIES

Derivative
Instruments —
continued

that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative securities include collateralized mortgage obligations, stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

MARKET RISK

The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

LEVERAGE AND ASSOCIATED PRICE VOLATILITY

Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

CREDIT RISK

The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

LIQUIDITY AND VALUATION RISK

Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

CORRELATION RISK

There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Risks Associated With Specific Types of Derivative Debt Securities	Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call

8

INVESTMENT POLICIES

Risks Associated
With Specific Types
of Derivative Debt
Securities —
continued

or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Loan Participations and Assignments	Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

9

INVESTMENT POLICIES

Loan Participations
and Assignments —
continued

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

U.S. Government Securities	U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as treasury bills, notes and bonds and Government National Mortgage Association (“Ginnie Mae”) certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above. Specifically, securities issued by U.S. government sponsored entities such as Fannie Mae, Freddie Mac, FHLBs and SLMAs are neither issued nor guaranteed by the U.S. government. Securities issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment

10

INVESTMENT POLICIES

U.S. Government
Securities —
continued

Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities‘ (“CATS”). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. treasury at the request of depository financial institutions, which then trade the component parts independently.

Cash Equivalents	Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. Each Fund (except Harbor Money Market Fund) may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody’s or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody’s; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody’s (rated A in the case of Harbor Short Duration Fund), and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Mortgage-Backed Securities	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities (“SMBS”), and other types of “Mortgage-Backed Securities” that may be available in the future. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally

11

INVESTMENT POLICIES

Mortgage-Backed
Securities —
continued

chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES

SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds’ limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission (“SEC”) considers privately issued SMBS to be illiquid.

Risk Factors Associated with Mortgage-Backed Securities	Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with

12

INVESTMENT POLICIES

Risk Factors
Associated with
Mortgage-Backed
Securities —
continued

investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-Backed Securities	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass- through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.

Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund’s investment objectives and policies.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

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INVESTMENT POLICIES

Mortgage Related and Asset-Backed Securities	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations (currently Ginnie Mae, FHLMC, Fannie Mae and Resolution Trust Corp.) or (ii) rated in one of the top three categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadvisers. The Subadvisers will monitor continuously the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

Harbor Money Market Fund may invest in asset-backed securities if the securities meet the maturity and credit characteristics applicable to money market funds.

Collateralized Debt Obligations	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. A Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Small to Mid Companies	Each equity Fund and Harbor High-Yield Bond Fund may invest in equity securities of small to mid sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market

14

INVESTMENT POLICIES

Small to Mid
Companies —
continued

prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Foreign Securities	Each Fund is permitted to invest in foreign securities, which are securities issued by foreign issuers. The only foreign securities that Harbor High-Yield Bond Fund and Harbor Money Market Fund may purchase are U.S. dollar-denominated foreign securities. Each Subadviser is responsible for determining, with respect to the Fund that it manages, whether a particular issuer would be considered a foreign issuer. Normally, foreign governments and their agencies and instrumentalities are considered foreign issuers. In the case of non- governmental issuers, the Subadvisers generally may consider one or more of the following factors when making that determination:

•	whether the equity securities of the company principally trade on stock exchanges in one or more foreign countries;

•	the extent to which a company’s total revenue is derived from goods produced, sales made or services performed in one or more foreign countries or the extent to which its assets are located in one or more foreign countries;

•	whether the company is organized under the laws of a foreign country or its principal executive offices are located in a foreign country; and/or

•	any other factors relevant to a particular issuer.

Each Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign country may nevertheless be classified by a Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though they are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value

15

INVESTMENT POLICIES

Foreign Securities —
continued

of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

EMERGING MARKETS

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

ADRs, EDRs, IDRs AND GDRs

Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund and Harbor Global Value

16

INVESTMENT POLICIES

Foreign Securities —
continued

Fund may each invest in ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Brady Bonds	Harbor Bond Fund and Harbor Real Return Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Inflation-Indexed Bonds	Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a

17

INVESTMENT POLICIES

Inflation-Indexed
Bonds —
continued

measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Sovereign Debt Obligations	Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Borrowing	Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Short Duration Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the

18

INVESTMENT POLICIES

Borrowing —
continued

amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The percentage of Harbor Short Duration Fund’s total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements	Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. Harbor Short Duration Fund enters into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will set aside in it’s records or maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.

While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Lending of Portfolio Securities	Each Fund (other than Harbor Real Return Fund and Harbor Money Market Fund) may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may only be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund.

Short Sales	Each Fund (other than Harbor International Fund and Harbor International Growth Fund) may engage in short sales “against the box,” as well as short sales for hedging purposes. When a Fund engages in a short sale other than “against the box,” it will place cash or liquid securities in a segregated account with the custodian or set aside in the Fund’s records and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund’s net assets

19

INVESTMENT POLICIES

Short Sales —
continued

that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than “against the box” may involve an unlimited exposure to loss.

Delayed Funding Loans and Revolving Credit Facilities	Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will set aside in its records, or maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Forward Commitments and When-Issued Securities	Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward

20

INVESTMENT POLICIES

Forward
Commitments and
When-Issued
Securities —
continued

commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Funds will maintain in a segregated account with the Funds’ custodian or set aside in the Funds’ records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Repurchase Agreements	Each Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under “Cash Equivalents” or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Options and Futures Transactions	Except as described under “Options on Securities, Securities Indices and Currency” and “Futures Contracts and Options on Futures Contracts”, each Fund may buy and sell options contracts, financial futures contracts and options on futures contracts, may purchase and sell options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund’s return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds’ transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

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INVESTMENT POLICIES

Options on Securities, Securities Indices and Currency	Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Harbor Money Market Fund is not authorized to engage in any options transactions. The aggregate value of premiums paid by a Fund for all options transactions may not exceed 20% of that Fund’s net assets. Otherwise, a Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS

A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside in the Fund’s records with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account or by setting them aside in the Fund’s records. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

PURCHASING OPTIONS

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise

22

INVESTMENT POLICIES

Options on
Securities,
Securities Indices
and Currency —
continued

price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.

Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts	Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

FUTURES CONTRACTS

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

HEDGING AND OTHER STRATEGIES

Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the

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INVESTMENT POLICIES

Futures Contracts
and Options on
Futures Contracts —
continued

market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS ON FUTURES CONTRACTS

Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS

A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities

24

INVESTMENT POLICIES

Futures Contracts
and Options on
Futures Contracts —
continued

(or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to maintain with the custodian in a segregated account or to set aside in the Fund’s records cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. The only futures contracts available to hedge the Funds’ portfolios are various futures on U.S. government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Risks Associated with Options Transactions	There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or

25

INVESTMENT POLICIES

Risks Associated
with Options
Transactions —
continued

a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Hybrid Instruments	Harbor Bond Fund and Harbor Real Return Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Funds will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Foreign Currency Transactions	Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

26

INVESTMENT POLICIES

Foreign Currency
Transactions —
continued

Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into forward foreign currency exchange contracts for non-hedging purposes.

A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Each of Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

A Fund will only enter transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.

A Fund will place cash which is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract) in a separate account or will set aside that cash in the Fund’s records. The amounts in such separate account or set aside will equal the value of the Fund’s total assets which are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account or will set aside additional cash or securities on a daily basis so that the value of the account or amount set aside will equal the amount of the Fund’s commitments with respect to such contracts.

27

INVESTMENT POLICIES

Foreign Currency
Transactions —
continued

Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.

While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain which might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

An issuer of fixed-income securities purchased by Harbor Bond Fund, Harbor Real Return Fund or Harbor Short Duration Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”

A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

Investments in Other Investment Companies	Each Fund is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. iShares and Standard & Poor’s Depositary Receipts (“SPDRs”) are forms of ETFs.

Swaps, Caps, Floors and Collars	Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into swaps (including currency swaps, mortgage swaps, total return swaps, and interest rate swaps), caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional

28

INVESTMENT POLICIES

Swaps, Caps, Floors
and Collars —
continued

principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.

Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of or are set aside in the Fund’s records in the form of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

Credit Default Swaps	Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

29

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions	The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

Harbor may not, on behalf of any Fund:

(1)	with respect to 75% (50% for Harbor Real Return Fund) of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2)	borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings;

(3)	act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(4)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances;

(5)	issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;

(6)	purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(7)	generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

(8)	make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund’s investment objectives and policies may be deemed to be loans; and

(9)	notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

Non-Fundamental Investment Restrictions	In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:

(a)	purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(b)	make short sales of securities, except as permitted under the Investment Company Act;

30

INVESTMENT RESTRICTIONS

Non-Fundamental
Investment
Restrictions —
continued

(c)	purchase or sell any put or call options or any combination thereof, except that a Fund may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by a Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund’s net assets;

(d)	acquire put and call options with a market value exceeding 5% of the value of a Fund’s total assets;

(e)	invest more than 15% (10% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments;

(f)	invest in other companies for the purpose of exercising control or management;

(g)	for purposes of fundamental investment restriction no. 4, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

31

TRUSTEES AND OFFICERS

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is One Seagate, Toledo, Ohio 43604-1572.

			Number of
	Term of		Portfolios in
	Office and		Fund
Name (Age)	Length of		Complex	Other Directorships
Position(s) with Fund	Time	Principal Occupation(s)	Overseen by	of Public Companies
Address	Served[1]	During Past Five Years	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Howard P. Colhoun (71) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	15	None
John P. Gould (68) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Director of Unext.com (Internet based education company) (1999- 2006); President, Cardean University (1999-2001); Trustee of Milwaukee Insurance (1997-Present); Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004); and Trustee and Chairman Pegasus Funds (1996-1999).	15	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986- Present).
Rodger F. Smith (66) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992- Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	15	None
Raymond J. Ball (62) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sydney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	15	None

INTERESTED TRUSTEE

David G. Van Hooser (60)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; Director, Harbor Services Group, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	15	None

FUND OFFICERS NOT LISTED ABOVE**

Charles F. McCain (37) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004-Present) Harbor Services Group Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).
Constance L. Souders (56) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director (1988-Present), Secretary (1988-2006), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Services Group, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (38) Vice President 980 N. Michigan Suite 1080 Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.
Mark W. Karchner (45) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Services Group, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.
Karen B. Wasil (54) Secretary	Since 1994	Secretary (2006-Present), Compliance Manager (2006-Present), Assistant Secretary (1997-2006) and Regulatory and Legal Compliance Manager (1995-2006), Harbor Capital Advisors, Inc.; Secretary (2000-Present), Harbor Services Group, Inc.; and Secretary (2004-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (34) Assistant Secretary	Since 2005	Compliance Director (2007-Present), Assistant Secretary (2005-Present), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; and Assistant Secretary (2005-Present), Harbor Services Group, Inc.
Susan A. DeRoche (54) Assistant Secretary 99 Summer Street Suite 340 Boston, MA 02110	Since 2006	Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.

**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

32

TRUSTEES AND OFFICERS

Board Committees	Messrs. Colhoun, Gould, Smith and Ball serve on the audit committee and the nominating committee. The functions of the audit committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firms’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The nominating committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The nominating committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting. The valuation committee is comprised of David G. Van Hooser, Charles F. McCain, Constance L. Souders, Brian L. Collins, Mark W. Karchner, Karen B. Wasil, Jodie L. Crotteau and Linda M. Molenda. The functions of the valuation committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.

During the most recently completed fiscal year for Harbor Funds, the Board of Trustees held nine meetings, the valuation committee held 19 meetings, the audit committee held two meetings and the nominating committee held two meetings. All of the current Trustees and committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during Harbor Funds’ most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

			Pension or
			Retirement	Total
Trustee		Aggregate	Benefits Accrued	Compensation
Compensation		Compensation	as Part of Fund	from Registrant
As of October 31, 2006	Name of Person, Position	From Registrant	Expenses	Paid to Trustees

	David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
	Howard P. Colhoun, Trustee	$90,000	-0-	$90,000
	John P. Gould, Trustee	$90,000	-0-	$90,000
	Rodger F. Smith, Trustee	$90,000	-0-	$90,000
	Raymond J. Ball, Trustee*	$67,500	-0-	$67,500

*	Mr. Ball was appointed as an Independent Trustee on February 14, 2006.

Trustee Ownership of Fund Shares (All ownership is in Institutional Class shares)	As of January 31, 2007, the Trustees and Officers of Harbor Funds as a group owned more than 1% of the outstanding shares of beneficial interest of Harbor Small Company Growth Fund, Harbor Global Value Fund, Harbor High-Yield Bond Fund and Harbor Real Return Fund and less than 1% of the outstanding shares of beneficial interest of each of the other Funds.

The equity securities beneficially owned by the Trustees as of December 31, 2006 are as follows:

Aggregate Dollar Range of
Name of Trustee	Dollar Range of Ownership in Each Fund		Ownership in Harbor Funds

Independent Trustees

Raymond J. Ball	None*

Howard P. Colhoun	Harbor Capital Appreciation Fund	over $100,000	over $100,000
	Harbor Mid Cap Growth Fund	over $100,000
	Harbor Small Cap Growth Fund	over $100,000
	Harbor Large Cap Value Fund	over $100,000
	Harbor Small Cap Value Fund	over $100,000
	Harbor International Fund	over $100,000
	Harbor Global Value Fund	over $100,000
	Harbor Bond Fund	$1-$10,000
	Harbor Money Market Fund	over $100,000

John P. Gould	Harbor Capital Appreciation Fund	over $100,000	over $100,000
	Harbor Small Cap Growth Fund	$1-$10,000
	Harbor Large Cap Value Fund	$10,001-$50,000
	Harbor Small Cap Value Fund	over $100,000
	Harbor International Fund	$50,001-$100,000
	Harbor Bond Fund	$1-$10,000
	Harbor Money Market Fund	$1-$10,000

*	Mr. Ball was appointed as an Independent Trustee in 2006. Mr. Ball has elected to participate in Harbor Funds’ deferred compensation plan whereby all of his compensation for his service as an Independent Trustee beginning January 1, 2007 will be invested in several Harbor funds.

33

TRUSTEES AND OFFICERS

Trustee Ownership
of Fund Shares —
continued
Aggregate Dollar Range
of
	Name of Trustee	Dollar Range of Ownership in Each Fund		Ownership in Harbor Funds

Interested Trustee

	Rodger F. Smith	Harbor Capital Appreciation Fund	over $100,000	over $100,000
		Harbor Mid Cap Growth Fund	over $100,000
		Harbor Small Cap Growth Fund	over $100,000
		Harbor Large Cap Value Fund	over $100,000
		Harbor Small Cap Value Fund	over $100,000
		Harbor International Fund	over $100,000
		Harbor International Growth Fund	over $100,000
		Harbor High-Yield Bond Fund	$50,001-$100,000
		Harbor Money Market Fund	over $100,000

	David G. Van Hooser	Harbor Capital Appreciation Fund	over $100,000	over $100,000
		Harbor Mid Cap Growth Fund	over $100,000
		Harbor Small Cap Growth Fund	over $100,000
		Harbor Small Company Growth Fund	over $100,000
		Harbor Large Cap Value Fund	over $100,000
		Harbor Mid Cap Value Fund	over $100,000
		Harbor Small Cap Value Fund	over $100,000
		Harbor International Fund	over $100,000
		Harbor International Growth Fund	over $100,000
		Harbor Global Value Fund	over $100,000
		Harbor High-Yield Bond Fund	over $100,000
		Harbor Bond Fund	over $100,000
		Harbor Real Return Fund	over $100,000
		Harbor Short Duration Fund	over $100,000
		Harbor Money Market Fund	over $100,000

Material Relationships of the Independent Trustees	For purposes of the discussion below, the italicized terms have the following meanings:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, the Robeco Groep, N.V. (“Robeco”) is an entity that is in a control relationship with Harbor Capital Advisors, Inc. (the “Adviser”).

•	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (“HFD”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.

As of December 31, 2006, none of the Independent Trustees, nor any member of their immediate family, beneficially own any securities issued by the Adviser, Robeco or any other entity in a control relationship to the Adviser or HFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser, Robeco, or any other entity in a control relationship to the Adviser or HFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund related party”);

•	a Harbor Fund;

•	an officer of Harbor Funds;

•	a related fund;

•	an officer of any related fund;

•	the Adviser;

•	HFD;

•	an officer of the Adviser or HFD;

•	any affiliate of the Adviser or HFD; or

•	an officer of any such affiliate.

34

TRUSTEES AND OFFICERS

Material

Relationships of the
Independent
Trustees — continued

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service, except for the following: Rodger F. Smith, an Independent Trustee, is a Managing Director of Greenwich Associates, a firm that provides research based consulting services to firms in the financial services industry. These research based consulting services consist of industry reports which are available by subscription or individual purchase. They may also include the interpretation of the industry data contained in the reports for particular firms. During the calendar years 2005 and 2006, Greenwich Associates provided research based consulting services for compensation to:

(a)	Entities in a control relationship with Robeco Groep, N.V., the parent company of the Adviser, for approximately $131,000 and $525,875, respectively;

(b)	Jennison Associates LLC (“Jennison”), subadviser to Harbor Capital Appreciation Fund, for approximately $78,750 and $24,750, respectively, and entities in a control relationship with Jennison for approximately $52,500 and $45,000, respectively;

(c)	Wellington Management Company, LLP (“Wellington”), subadviser to Harbor Mid Cap Growth Fund, for approximately $243,670 and $52,500, respectively, and entities in a control relationship with Wellington for approximately $22,500 and $37,500, respectively;

(d)	Entities in a control relationship with NorthPointe Capital LLC (“NorthPointe”), subadviser to the Harbor Small Company Growth Fund, for approximately $96,470 and $103,698, respectively. (NorthPointe did not become a subadviser to Harbor Funds until 2006.) No services were provided directly to NorthPointe;

(e)	Entities in a control relationship with Marsico Capital Management, LLC (“Marsico”), subadviser to the Harbor International Growth Fund, for approximately $2,106,969 and $1,977,874, respectively. No services were provided directly to Marsico;

(f)	Pacific Investment Management Company LLC (“PIMCO”), subadviser to Harbor Bond Fund and Harbor Real Return Fund, for approximately $164,850 and $152,390, respectively, and entities in a control relationship with PIMCO for approximately $842,354 and $699,158, respectively; and

(g)	Fischer Francis Trees & Watts, Inc. (“FFTW”), subadviser to Harbor Short Duration Fund and Harbor Money Market Fund, for approximately $8,000 in 2005, and entities in a control relationship with FFTW for approximately $716,700 and 1,002,839, respectively.

The services identified above were not related to the Adviser or Harbor Funds. Mr. Smith was not personally involved in any of the services delivered to any of the above entities except PIMCO, entities in a control relationship with PIMCO (“PIMCO Affiliate”), and entities in a control relationship with NorthPointe (“NorthPointe Affiliate”). The services provided by Greenwich Associates to PIMCO, the PIMCO Affiliate and the NorthPointe Affiliate which Mr. Smith was involved with consisted principally of interpreting the data about PIMCO, the PIMCO Affiliate and the NorthPointe Affiliate contained in the industry reports regarding market trends, the competitive landscape and perceptions of PIMCO, the PIMCO Affiliate and the NorthPointe Affiliate in the market, and providing general recommendations for improving PIMCO’s, the PIMCO Affiliate’s and the NorthPointe Affiliate’s business based upon that data. As a Managing Director of Greenwich Associates, however, Mr. Smith may be considered to benefit indirectly from these relationships of his firm through his interest in the profits of his firm.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family members, serves as a member of a board of directors on which an officer of any of the following entities also serves as a director:

•	the Adviser;

•	HFD;

•	Robeco; or

•	Any other entity in a control relationship with the Adviser or HFD;

During the calendar years 2005 and 2006, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor Funds. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

•	any related fund;

•	the Adviser

•	HFD;

•	any affiliated person of Harbor Funds;

•	Robeco; or

•	any other entity in a control relationship to Harbor Funds.

35

THE ADVISER AND SUBADVISERS

The Adviser	Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser (the “Adviser”) for each Fund. The Adviser is responsible for managing each Fund’s assets or overseeing the management of each Fund by one or more subadvisers (each, a “Subadviser”). Harbor Funds, on behalf of each Fund, has entered into separate investment advisory agreements (each, an “Investment Advisory Agreement”) each of which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Funds except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

The Adviser is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) owns 100% of the shares of Robeco. Robeco is headquartered in Rotterdam, The Netherlands.

Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in three U.S. investment advisers. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts.

Advisory Fees	For its services, each Fund pays the Adviser an advisory fee which is a stated percentage of the Fund’s average annual net assets. The table below sets forth for each Fund the advisory fee rate, the fees paid to the adviser for the past three fiscal years and the effect of any expense limitation in effect for the past three fiscal years which reduced the advisory fee paid.

		Advisory Fee Paid for Year Ended
	Current	October 31
	Advisory Fee
	% of Average
	Annual Net	($ in Thousands)
	Assets	2006	2005	2004

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	$50,868	$41,643	$39,224
Harbor Mid Cap Growth Fund	0.75	798	382	333
(Credit due to expense limitation)	—	(41)	(25)	(33)
Harbor Small Cap Growth Fund	0.75	5,592	5,692	5,494
Harbor Small Company Growth Fund	0.75	36	N/A [a]	N/A [a]
Harbor Large Cap Value Fund	0.60	5,064	2,960	1,757
Harbor Mid Cap Value Fund	0.75	167	110	71
(Credit due to expense limitation)	—	(69)	(18)	(7)
Harbor Small Cap Value Fund	0.75	16,078	9,008	2,291
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%/0.65%*	$103,145	$70,061	$51,079
Harbor International Growth Fund	0.75	2,058	1,099	1,396
(Credit due to expense limitation)	—	—	(1)	—
Harbor Global Value Fund	0.85	20 [b]	N/A [b]	N/A [b]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund*	0.60%	$199	$450	$553
(Credit due to expense limitation)	—	(43)	(15)	(27)
Harbor Bond Fund	0.50	10,505	8,885	7,715
(Credit due to expense limitation)	—	(390)	(362)	(329)
Harbor Real Return Fund	0.50	40 [c]	N/A [c]	N/A [c]
(Credit due to expense limitation)	—	(2)	N/A	N/A
Harbor Short Duration Fund	0.30	186	236	331
(Credit due to expense limitation)	—	(62)	(78)	(109)
Harbor Money Market Fund	0.30	453	366	367
(Credit due to expense limitation)	—	(177)	(146)	(146)

*	0.75% on the first $12 billion and 0.65% thereafter.

[a]	Commenced operations February 1, 2006.
[b]	Commenced operations August 7, 2006.
[c]	Commenced operations on December 1, 2005.

36

THE ADVISER AND SUBADVISERS

The Subadvisers	The Adviser has engaged the services of several subadvisers (each, a “Subadviser”) to assist with the portfolio management of each Fund.

The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a “Subadvisory Contract”) with the Adviser and Harbor Funds, on behalf of each Fund. Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.

Harbor Capital Appreciation Fund. The Fund is subadvised by Jennison Associates LLC (“Jennison”). The Subadviser is controlled by its indirect parent company, Prudential Financial, Inc.

Harbor Mid Cap Growth Fund. The Fund is subadvised by Wellington Management Company, LLP (“Wellington Management”). The Subadviser is a Massachusetts limited liability partnership owned by its 99 active partners, none of whom individually controls the firm.

Harbor Small Cap Growth Fund. The Fund is subadvised by Westfield Capital Management Company, LLC (“Westfield”). The Subadviser is controlled by its parent company, Boston Private Financial Holdings Company, Inc.

Harbor Small Company Growth Fund. The Fund is subadvised by NorthPointe Capital LLC (“NorthPointe”). The Subadviser is indirectly controlled by Nationwide Mutual Life Insurance Company.

Harbor Large Cap Value Fund. The Fund is subadvised by Armstrong Shaw Associates Inc. (“Armstrong Shaw”). The Subadviser is controlled by Jeffrey M. Shaw, who is an employee of Armstrong Shaw.

Harbor Mid Cap Value Fund. The Fund is subadvised by LSV Asset Management (“LSV”). The Subadviser is ultimately controlled by Josef Lakonishok, Robert Vishny, Menno Vermeulen, Christopher Lacroix, each of whom are employees of LSV, and SEI Funds, Inc.

Harbor Small Cap Value Fund. The Fund is subadvised by EARNEST Partners LLC (“EARNEST Partners”). The Subadviser is controlled by Paul Viera, who is an employee of EARNEST Partners.

Harbor International Fund. The Fund is subadvised by Northern Cross Investments Limited (“Northern Cross”). The Subadviser is controlled by Hakan Castegren, who is an employee of Northern Cross.

Harbor International Growth Fund. The Fund is subadvised by Marsico Capital Management, LLC (“Marsico”). The Subadviser is a wholly-owned indirect subsidiary of Bank of America Corporation.

Harbor Global Value Fund. The Fund is subadvised by Pzena Investment Management, LLC (“Pzena”). The Subadviser was founded in late 1995 by Richard Pzena and began managing assets on January 1, 1996. The Subadviser is 80% employee owned, the majority interest is owned by the Subadviser’s five managing partners: Rich Pzena, John Goetz, A. Rama Krishna, Bill Lipsey and Amy Jones. Sixteen additional employees own interests in the Subadviser. Two unaffiliated entities each own a minority, non-voting interest. These entities provided funding for the Subadviser during the first three years of operation and are not active in the management of the Subadviser.

Harbor High-Yield Bond Fund. The Fund is subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”). The Subadviser is controlled by Mark R. Shenkman, who is an employee of Shenkman Capital.

Harbor Bond Fund and Harbor Real Return Fund. The Funds are subadvised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Harbor Short Duration Fund and Harbor Money Market Fund. The Funds are subadvised by Fischer Francis Trees & Watts, Inc. (“FFTW”). The Subadviser is indirectly controlled by its parent company, Charter Atlantic Corporation, which is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation organized in the Republic of France.

37

THE ADVISER AND SUBADVISERS

Subadvisory Fees	The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.

	Fee Paid by the Adviser to
	Subadviser
	for Year Ended October 31

	($ in Thousands)
	2006	2005		2004

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$19,233	$15,472		$14,435
Harbor Mid Cap Growth Fund
Wellington Management Company LLP	506	32	[a]	N/A
Wall Street Associates	N/A	237	[b]	243
Harbor Small Cap Growth Fund	3,381	3,403		3,317
Harbor Small Company Growth Fund[1]	39	N/A		N/A
Harbor Large Cap Value Fund	2,023	1,327		874
Harbor Mid Cap Value Fund
LSV Asset Management	115	75		4	[c]
Dalton, Greiner, Hartman, Maher & Co., LLC	N/A	N/A		43	[d]
Harbor Small Cap Value Fund	7,924	5,149		1,615
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$58,024	$40,698		$30,548
Harbor International Growth Fund
Marsico Capital Management LLC	1,181	663		462	[e]
Mastholm Asset Management LLC	N/A	N/A		352	[f]
Harbor Global Value Fund[2]	13	N/A		N/A
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$128	$259		$286
Harbor Bond Fund	5,383	4,568		3,922
Harbor Real Return Fund[3]	20	N/A		N/A
Harbor Short Duration Fund	77	98		131
Harbor Money Market Fund	181	149		141

[1]	Commenced operations February 1, 2006.
[2]	Commenced operations August 7, 2006.

[3] Commenced operations December 1, 2005.
[a] For the period September 20, 2005 through October 31, 2005.
[b] For the period November 1, 2004 through September 19, 2005.

[c]	For the period September 30, 2004 through October 31, 2004.
[d]	For the period November 1, 2003 through September 29, 2004.
[e]	For the period March 1, 2004 through October 31, 2004.
[f]	For the period November 1, 2003 through February 29, 2004.

38

THE PORTFOLIO MANAGERS

Other Accounts Managed	The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2006: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of each Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

	# of	Total Assets	# of	Total Assets	# of	Total Assets
	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

HARBOR CAPITAL APPRECIATION FUND
Spiros Segalas
All Accounts	16	$10,946	2	$341	11	$2,886
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	2	$93
HARBOR MID CAP GROWTH FUND
Michael T. Carmen
All Accounts	5	$3,889	9	$634	5	$260
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	4	$309	None	$-0-
Mario E. Abularach
All Accounts	9	$5,818	2	$90	7	$755
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	1	$156
HARBOR SMALL CAP GROWTH FUND
William Muggia
All Accounts	9	$2,982	3	$604	522	$5,745
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	3	$604	14	$913
Arthur Bauernfeind
All Accounts	9	$2,982	1	$18	524	$6,343
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$18	14	$913
Ethan Meyers
All Accounts	9	$2,982	1	$18	518	$6,310
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$18	14	$913
Scott Emerman
All Accounts	9	$2,982	1	$18	521	$6,310
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$18	14	$913
HARBOR SMALL COMPANY GROWTH FUND
Carl Wilk
All Accounts	3	$51	4	$113	18	$386
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	None	$-0-
HARBOR LARGE CAP VALUE FUND
Jeffrey Shaw
All Accounts	4	$1,191	3	$309	165	$6,139
Accounts where advisory fee is based on account performance (subset of above)	1	$1,086	None	$-0-	1	$5

39

THE PORTFOLIO MANAGERS

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

	# of	Total Assets	# of	Total Assets	# of	Total Assets
	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

HARBOR MID CAP VALUE FUND
Josef Lakonishok
All Accounts	25	$9,600	20	$7,305	502	$50,304
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	22	$3,200
Robert Vishny
All Accounts	25	$9,600	20	$7,305	502	$50,304
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	22	$3,200
Menno Vermeulen
All Accounts	25	$9,600	20	$7,305	502	$50,304
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	22	$3,200
Puneet Mansharamani
All Accounts	25	$9,600	20	$7,305	502	$50,304
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	22	$3,200
HARBOR SMALL CAP VALUE FUND
Paul Viera
All Accounts	12	$933	8	$24	294	$18,916
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$3	12	$747
HARBOR INTERNATIONAL FUND
Hakan Castegren
All Accounts	None	$-0-	None	$-0-	7	$1,924
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	-0-	$-0-
HARBOR INTERNATIONAL GROWTH FUND
James Gendelman
All Accounts	14	$7,724	None	$-0-	8	$535
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	None	$-0-
HARBOR GLOBAL VALUE FUND
Pzena Investment Management, LLC
All Accounts	11	$9,465	129	$3,989	440	$12,537
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$12	12	$1,918
HARBOR HIGH-YIELD BOND FUND
Mark Shenkman
All Accounts	3	$550	12	$1,374	82	$8,423
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	4	$498	2	$631
Frank Whitley
All Accounts	None	$-0-	1	$304	8	$2,295
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$304	None	$-0-

40

THE PORTFOLIO MANAGERS

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

	# of	Total Assets	# of	Total Assets	# of	Total Assets
	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

HARBOR HIGH-YIELD BOND FUND — continued
Mark Flanagan
All Accounts	3	$550	3	$455	8	$2,222
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	1	$62	None	$-0-
HARBOR BOND FUND
William Gross
All Accounts	32	$132,632	20	$7,590	63	$41,703
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	3	$700	21	$19,500
HARBOR REAL RETURN FUND
John Brynjolfsson
All Accounts	17	$38,785	20	$2,875	50	$12,704
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	None	$-0-	9	$3,751
HARBOR SHORT DURATION FUND AND HARBOR MONEY MARKET FUND
Ken O’Donnell
All Accounts	6	$904	7	$6,246	19	$4,125
Accounts where advisory fee is based on account performance (subset of above)	None	$-0-	4	$2,641	4	$1,292

Jennison Associates LLC	CONFLICTS OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.

41

THE PORTFOLIO MANAGERS

Jennison
Associates LLC —
continued

Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION

Mr. Segalas serves as the portfolio manager of Harbor Capital Appreciation Fund. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The factors that will be reviewed for purposes of determining the portfolio manager’s compensation include:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices, such as the Russell 1000® Growth Index and the Standard & Poor’s 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Segalas beneficially owned shares of the Harbor Capital Appreciation Fund with a value of over $1,000,000.

Wellington Management Company, LLP	CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their

42

THE PORTFOLIO MANAGERS

Wellington
Management
Company, LLP —
continued

respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Adviser on behalf of Fund to Wellington Management. Mr. Carmen also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investments and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

COMPENSATION

The Adviser pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2006.

Mr. Carmen serves as the portfolio manager of Harbor Mid Cap Growth Fund and Mr. Abularach assists Mr. Carmen in portfolio management and securities analysis for the Fund. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a fixed base salary and incentive components. The base salary for Mr. Carmen, a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Abularach is determined by his experience and performance in his respective roles. Mr. Abularach’s base salary is reviewed annually and may be adjusted based on the recommendation of his business manage, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Investment Professionals are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally other portfolios managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the performance of the Russell Midcap Growth® Index and the Lipper Mid Cap Growth Average over one and three year periods, with an emphasis on three year results. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professional’s are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

SECURITIES OWNERSHIP

As of October 31, 2006, Messrs. Carmen and Abularach did not beneficially own any shares of the Harbor Mid Cap Growth Fund.

43

THE PORTFOLIO MANAGERS

Westfield Capital Management Company LLC	CONFLICTS OF INTEREST

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as Mr. Muggia must allocate his time and the Westfield Investment Committee’s investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all affected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm’s Code of Ethics.

COMPENSATION

Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield’s parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships, if any, as distributed under the discretion of the portfolio manager.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year-end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield’s parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the partnerships, if any.

SECURITIES OWNERSHIP

As of October 31, 2006, Messrs. Muggia, Bauernfeind, Meyers and Emerman did not beneficially own any shares of the Harbor Small Cap Growth Fund.

NorthPointe Capital LLC	CONFLICTS OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. NorthPointe has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION

NorthPointe uses a compensation structure that is designed to attract and retain high-caliber investment professionals. The portfolio manager is compensated based primarily on the scale and complexity of his portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which he has responsibility, versus appropriate peer groups and benchmarks.

44

THE PORTFOLIO MANAGERS

NorthPointe
Capital LLC —
continued

Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

The portfolio manager is paid a fixed base salary which is re-evaluated annually that NorthPointe believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, the portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and qualitative factors. Quantitative factors include fund/account performance and the financial performance of NorthPointe or its parent company. The performance of the Fund and other accounts the portfolio manager manages has a paramount impact on his compensation. Pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to the Fund’s stated benchmark index, which is the Russell 2000® Growth Index. Additionally, the Fund’s performance is measured against its peer group as measured by Lipper, Inc. (the small cap growth fund category), which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. Qualitative factors include an assessment of the portfolio manager’s contribution to the overall success and strength of the firm. NorthPointe uses this dual approach of using both quantitative and qualitative in order to create incentives for the portfolio manager to sustain favorable results from one year to the next, and to reward for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NorthPointe’s Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by the portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of the portfolio manager with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the manager’s performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. Superior performance may result in the portfolio manager receiving an annual bonus that constitutes a substantial portion of his total compensation.

The portfolio manager also may be awarded unregistered restricted equity interests in a related NorthPointe entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NorthPointe’s ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. The portfolio manager also may participate in benefit plans and programs available generally to all NorthPointe employees.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Wilk beneficially owned shares of the Harbor Small Company Growth Fund with a value between $50,001 and $100,000.

Armstrong Shaw Associates, Inc.	CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Harbor Large Cap Value Fund, on the one hand, and the management of other accounts, on the other. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Harbor Large Cap Value Fund. Because of the portfolio manager’s position with the Harbor Large Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of the Harbor Large Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Harbor Large Cap Value Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

The portfolio manager may advise certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages, including those with performance fee arrangements, on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.

45

THE PORTFOLIO MANAGERS

Armstrong Shaw
Associates, Inc. —
continued

Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

COMPENSATION

Compensation at Armstrong Shaw is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Mr. Shaw’s compensation is not specifically dependent on the performance of the Harbor Large Cap Value Fund on an absolute basis or relative to our style-specific benchmark, the Russell 1000® Value Index. Mr. Shaw is not compensated based on the growth of the Fund’s, or any other client’s, assets except to the extent that such growth contributes to the firm’s overall asset growth which in turn contributes to the firm’s overall profitability. Mr. Shaw does not receive a percentage of the revenue earned on any client portfolios. Mr. Shaw’s compensation is not increased or decreased specifically as the result of any performance fee that may be earned by Armstrong Shaw.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Shaw beneficially owned shares of the Harbor Large Cap Value Fund with a value between $500,001 and $1,000,000.

LSV Asset Management	CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Harbor Mid Cap Value Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Harbor Mid Cap Value Fund, track the same index the Harbor Mid Cap Value Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Harbor Mid Cap Value Fund. The other accounts might also have different investment objectives or strategies than the Harbor Mid Cap Value Fund.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Harbor Mid Cap Value Fund. Because of the portfolio manager’s positions with the Harbor Mid Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of the Harbor Mid Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Harbor Mid Cap Value Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Harbor Mid Cap Value Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Harbor Mid Cap Value Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Harbor Mid Cap Value Fund and another account. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under LSV’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and LSV’s investment outlook. LSV has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Harbor Mid Cap Value Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Harbor Mid Cap Value Fund. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities between the Harbor Mid Cap Value Fund and such other accounts on a fair and equitable basis over time.

46

THE PORTFOLIO MANAGERS

LSV Asset
Management —
continued

COMPENSATION

Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani receive a fixed base salary and bonus which is a function of overall firm profitability. In addition, each is a partner and receives a portion of the firm’s net income.

SECURITIES OWNERSHIP

As of October 31, 2006, Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani did not beneficially own any shares of the Harbor Mid Cap Value Fund.

EARNEST Partners LLC	CONFLICTS OF INTEREST

All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures. Mr. Viera has final decision making responsibility for the Harbor Small Cap Value Fund.

COMPENSATION

All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Viera did not beneficially own any shares of the Harbor Small Cap Value Fund.

Northern Cross Investments Limited	CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Harbor International Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Harbor International Fund, track the same index the Harbor International Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Harbor International Fund. The other accounts might also have different investment objectives or strategies than the Harbor International Fund.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Harbor International Fund. Because of the portfolio manager’s positions with the Harbor International Fund, the portfolio manager knows the size, timing and possible market impact of the Harbor International Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Harbor International Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Harbor International Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Harbor International Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Harbor International Fund and another account. Northern Cross has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under Northern Cross’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Subadviser’s investment outlook.

COMPENSATION

Mr. Castegren is the owner of Northern Cross. His compensation is based solely on the profitability of the firm.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Castegren beneficially owned shares of the Harbor International Fund with a value of over $1 million.

47

THE PORTFOLIO MANAGERS

Marsico Capital Management, LLC	CONFLICTS OF INTEREST

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Harbor International Growth Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities declines.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION

Mr. Gendelman serves as portfolio manager for the Harbor International Growth Fund. Mr. Gendelman and Marsico’s other portfolio managers are generally subject to the same compensation structure that is applicable to all Marsico employees. Compensation consists of a fixed base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Although Marsico references applicable market performance indices (e.g., Morgan Stanley Capital International EAFE Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Gendelman did not beneficially own any shares of the Harbor International Growth Fund.

Pzena Investment Management, LLC	CONFLICTS OF INTEREST

Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling

48

THE PORTFOLIO MANAGERS

Pzena Investment
Management, LLC —
continued

them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all global value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all global value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION

Messrs. Krishna, Goetz and Peterson and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark, the MSCI World Index. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Messrs. Krishna, Goetz and Peterson are equity owners of Pzena. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

SECURITIES OWNERSHIP

As of October 31, 2006 Messrs. Krishna, Goetz and Peterson did not beneficially own any shares of the Harbor Global Value Fund.

Shenkman Capital Management, Inc.	CONFLICTS OF INTEREST

As a general matter, Shenkman Capital attempts to minimize conflicts of interest. To that end, Shenkman Capital has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, Shenkman Capital has identified certain potential conflicts of interest in connection with its management of the Harbor High-Yield Bond Fund.

49

THE PORTFOLIO MANAGERS

Shenkman Capital
Management, Inc. —
continued

A potential conflict of interest may arise as a result of Shenkman Capital’s management of other accounts with varying investment guidelines. Shenkman Capital adheres to a systematic process for the approval, allocation and execution of trades. It is Shenkman Capital’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, Shenkman Capital may purchase a security for one client account while appropriately selling that same security for another client account. Certain accounts managed by Shenkman Capital may also be permitted to sell securities short. Accordingly, Shenkman Capital and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When Shenkman Capital or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the Harbor High-Yield Bond Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Shenkman Capital and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. Shenkman Capital also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. Shenkman Capital may purchase these securities for its client accounts, including for the Harbor High-Yield Bond Fund. Additionally, Shenkman Capital is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

Shenkman Capital permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, Shenkman Capital has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, Shenkman Capital maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which Shenkman Capital acts as sub-adviser.

Shenkman Capital is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. Shenkman Capital maintains an allocation policy and the firm’s Chief Compliance Officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.

Shenkman Capital may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where Shenkman Capital believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest because Shenkman Capital has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, Shenkman Capital ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.

COMPENSATION

Shenkman Capital offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Messrs. Shenkman, Whitley and Flanagan serve as co-portfolio managers for the Harbor High-Yield Bond Fund. Portfolio Managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior Portfolio Managers are owners of the firm.

50

THE PORTFOLIO MANAGERS

Shenkman Capital
Management, Inc. —
continued

The Portfolio Managers’ compensation is not based on the performance of the Harbor High-Yield Bond Fund or the value of assets held in its portfolio.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Flanagan beneficially owned shares of the Harbor High-Yield Bond Fund with a value of between $50,001 and $100,000. Messrs. Shenkman and Whitley did not beneficially own any shares of the Harbor High-Yield Bond Fund.

Pacific Investment Management Company, LLC	CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of the their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund’s and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has represented to the Adviser that PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

COMPENSATION

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are fixed and are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to

51

THE PORTFOLIO MANAGERS

Pacific Investment
Management
Company, LLC —
continued

individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups. One of the benchmarks used to measure Mr. Brynjolfsson’s relative performance is the Lehman US Tips Index, which is the Harbor Real Return Fund’s benchmark index and one of the industry peer groups used is the Lipper TIPs Average, which is expected to be the Fund’s peer group.

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of the Funds or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

52

THE PORTFOLIO MANAGERS

Pacific Investment
Management
Company, LLC —
continued

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. Gross did not beneficially own any shares of the Harbor Bond Fund, and Mr. Brynjolfsson did not beneficially own any shares of the Harbor Real Return Fund.

Fischer Francis Trees & Watts, Inc.	CONFLICTS OF INTEREST

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at FFTW by FFTW’s investment management decision making process and FFTW’s trade allocation policy.

FFTW’s investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in a weekly alpha meeting hosted by the Head of Research for each product area. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client’s benchmark and guideline parameters.

Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The portfolio manager either executes trades in the portfolio himself or delegates to another market specialist who assumes responsibility for issue selection within that sector. Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to buy or sell individual securities within that sector. This process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.

In terms of setting a portfolio’s risk parameters, these are established at the portfolio’s inception, based upon the client’s investment guidelines and overall risk preferences. The Portfolio Manager and the Client Portfolio Manager monitor the portfolio’s compliance with such parameters on an ongoing basis, while ultimately the Risk Oversight group assumes responsibility for ensuring guideline compliance.

This process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.

In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio’s size and pre-determined, pre-programmed risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

Trade allocation and best execution practices are monitored and reviewed on a monthly basis as part of the Compliance Monitoring Program, which is carried out independently by FFTW’s Risk Oversight Group. This review takes into consideration FFTW’s trading procedures and the nature of the fixed income markets. Trade execution prices for a sampling of trades are compared with an independent source. An explanation is sought from the Market Specialist in the event of significant variance between the trade execution price and the price determined by the independent source. A variance report is issued to senior management on a quarterly basis. Any deviations which occurred from FFTW’s policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

As described below, to address these potential conflicts, FFTW’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of FFTW’s Global Compliance Monitoring Program and annually, the firm engages its external auditor to perform a SAS 70 exam.

COMPENSATION

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market (New York, London, Tokyo, and Singapore). Compensation is based on a combination of individual,

53

THE PORTFOLIO MANAGERS

Fischer Francis
Trees & Watts,
Inc. — continued

team, and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

There are two standard components of the remuneration structure for our professional staff: salary and discretionary bonus based on market survey data. For outstanding staff members, there is also the opportunity to link compensation with company profits.

A significant portion of remuneration for investment professionals is variable compensation, which is dependent on investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. For more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels. A long-term equity-related incentive plan, which aligns the interests of key employees of FFTW with the success of the firm and its clients, is an additional component of compensation.

Individual and team performances are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark; the latter comprises the bulk of the firm’s portfolios.

The risks taken to achieve performance are carefully monitored on an ongoing basis, as each of FFTW’s clients has a tracking error target. Any deviation from this target is monitored by the CIO, the product teams, and the client portfolio managers to ensure that neither too much nor too little risk is taken in a portfolio. The market benchmark for each portfolio is identified in the investment guidelines. All portfolios are managed within the predefined tracking volatility parameters and have a volatility target, a return target, and, as a result, an expected information ratio. All of these targets are taken into account when evaluating investment professionals. Return relative to peers is taken into account, but is given less importance than the parameters detailed above.

FFTW actively participates in a number of compensation surveys on a global basis; the most significant being the survey conducted by McLagan Partners, which provides compensation information with an in-depth financial services industry focus. The survey information enables FFTW to assess market remuneration and performance information from a competitive perspective. This enables the firm to identify compensation trends, market opportunities, and business improvement opportunities, thereby ensuring that FFTW remains competitive when compared with its competitors. While the McLagan survey sample is often broader in scope than FFTW’s immediate peers, FFTW works with McLagan Partners to tailor the survey information so it relates to a specific peer group containing firms of a similar size to FFTW. Compensation is based according to different quartiles that are identified in the survey information. Exceptional performance is compensated according to the top quartile for the respective position and average performance is compensated according to the lower quartiles.

Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional’s compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

SECURITIES OWNERSHIP

As of October 31, 2006, Mr. O’Donnell did not beneficially own any shares of the Harbor Short Duration Fund or Harbor Money Market Fund.

54

THE DISTRIBUTOR

Harbor Funds Distributors, Inc.	Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. Its mailing address is Harbor Funds Distributors, Inc., One SeaGate, Toledo, Ohio 43604-1572. David G. Van Hooser and Constance L. Souders are Directors of the Distributor. Mr. Van Hooser is President of the Distributor and Ms. Souders is Executive Vice President and Treasurer of the Distributor. Karen B. Wasil is Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans	The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of Investor Class shares.

All of the Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans	The actual fees paid by the Funds pursuant to the Plans during the year ended October 31, 2006, were as follows:

	Retirement	Investor
	Class	Class
	(000s)	(000s)

DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$439	$1,167
Harbor Mid Cap Growth Fund	15	14
Harbor Small Cap Growth Fund	118	108
Harbor Small Company Growth Fund	2	2
Harbor Large Cap Value Fund	20	595
Harbor Mid Cap Value Fund	—	7
Harbor Small Cap Value Fund	142	406
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$302	$1,585
Harbor International Growth Fund	—	41
Harbor Global Value Fund	1	1
FIXED-INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$11
Harbor Bond Fund	87	N/A
Harbor Real Return Fund	2	N/A
Harbor Short Duration Fund	4	N/A
Harbor Money Market Fund	11	N/A

55

THE SHAREHOLDER SERVICING AGENT

Harbor Services Group, Inc.	Harbor Services Group, Inc. (the “Shareholder Servicing Agent”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Constance L. Souders are Directors of the Shareholder Servicing Agent. Constance L. Souders is the President, Charles F. McCain is the Chief Compliance Officer, Mark W. Karchner is the Chief Financial Officer, Karen B. Wasil is the Secretary and Jodie L. Crotteau is the Assistant Secretary of the Shareholder Servicing Agent. The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees

Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Retirement Class	0.06% of the average daily net assets of all Retirement Class shares.
Investor Class	0.19% of the average daily net assets of all Investor Class shares.

The Shareholder Servicing Agent, the Distributor or the Adviser or its affiliates pays fees to unaffiliated intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through omnibus accounts that are maintained by the intermediary. These include participants in employee benefit or retirement plans and shareholders who invest through financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., per year) and/or an asset based fee which is determined based upon the value of the assets maintained by the intermediary. These fees are paid by the Shareholder Servicing Agent out of the transfer agent fees received by the Shareholder Servicing Agent and/or by the Distributor or Adviser out of their own assets, and are not separately paid by the Funds. These fees may be in addition to any distribution and shareholder servicing (12b-1) fees received by the Distributor or transfer agent fees received by the Shareholder Servicing Agent. The unaffiliated intermediaries that may be compensated by the Shareholder Servicing Agent, the Distributor or Adviser or its affiliates include employee benefit plan and retirement plan administrators, broker-dealers, banks, trust companies and other financial institutions which maintain accounts for their customers in the Funds. The Adviser may also pay an asset-based fee to an affiliate of its parent company, Robeco, for activities related to the marketing of the Funds outside of the United States. This asset-based fee is determined based upon the value of the assets sold to shareholders located in certain countries outside of the United States. The fee is paid out of the Adviser’s own assets and is not paid separately by the Funds.

The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Retirement Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Distributor pursuant to the respective Plans.

Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Retirement Class shares and Investor Class shares, respectively. Expense incurred by the Distributor under the Plans may not be carried forward for reimbursement by the Retirement Class shares or Investor Class shares of a Fund beyond 12 months from the date such expenses were incurred.

Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. (“NASD”).

As required by Rule 12b-1, the Plans and related forms of shareholder service agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of

56

THE SHAREHOLDER SERVICING AGENT

Harbor Services
Group, Inc. —
continued

shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

57

CODE OF ETHICS

Code of Ethics

Harbor Funds, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of Harbor Funds from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds (except Harbor Short Duration Fund and Harbor Money Market Fund which are not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics are on public file with and are available from the Securities and Exchange Commission.

Because each Subadviser is an entity not otherwise affiliated with Harbor Funds or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser’s personnel to each Subadviser in accordance with that Subadviser’s code of ethics. Each Subadviser provides Harbor Funds’ Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

58

PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy

The Board of Trustees of Harbor Funds has adopted policies and procedures which govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.

These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principal, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.

These policies and procedures provide that each Fund’s full list of portfolio holdings is published quarterly, with a 15-day lag, on www.harborfunds.com. Each Fund’s top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on www.harborfunds.com. This information is available on Harbor Funds’ web site for the entire quarter.

For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information which is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.

While statistical information is not considered “portfolio holdings”, the policies and procedures adopted by the Board of Trustees of Harbor Funds limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner which is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the officers of the Trust and certain employees of Harbor Capital are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.

The policies and procedures adopted by the Board of Trustees of Harbor Funds also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated to maintain the confidentiality of that information and are prohibited from using that non-public information to trade for their own account. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.

Non-public portfolio holdings are disclosed daily to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:

•	The Adviser with respect to all Funds and each subadviser solely with respect to the Fund for which it serves as subadviser;

•	The Funds’ custodian and accounting agent;

•	Vestek, which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;

•	Institutional Shareholder Services, which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the equity Funds;

•	Boston Investor Services, which serves as the administrator to Northern Cross;

59

PORTFOLIO HOLDINGS

Portfolio Holding,
Disclosure Policy —
continued

•	MJS International, Inc., PGN Advisors, Inc., MELTM, Inc. and Summit International Investments Inc., each of which provide research services to Northern Cross, for the sole purpose of assisting Northern Cross in performing its services as Subadviser to the Harbor International Fund;

•	FactSet Research Systems Inc., Bloomberg L.P. and Mathias & Carr, each of whom provide services to Jennison, for the sole purpose of assisting Jennison in performing its services as Subadviser to the Harbor Capital Appreciation Fund;

•	Brown Brothers Harriman, FactSet Research Systems, Inc., Investment Technology Group, State Street Investment Management Solutions and ADP, each of whom provide services to Wellington Management, for the sole purpose of assisting Wellington Management in performing its services as Subadviser to the Harbor Mid Cap Growth Fund;

•	SS&C Technologies, Inc., which provides services to Armstrong Shaw, for the sole purpose of assisting Armstrong Shaw in performing its services as Subadviser to the Harbor Large Cap Value Fund;

•	Advent Software, Inc., which provides services to Westfield, for the sole purpose of assisting Westfield in performing its services as Subadviser to the Harbor Small Cap Growth Fund;

•	Mellon Analytical Solutions, FactSet Research Systems, Inc., Advent Software, Inc., Cogent Consulting, and Macgregor XIP, each of whom provide services to Marsico, for the sole purpose of assisting Marsico in performing its services as Subadviser to the Harbor International Growth Fund;

•	FactSet Research Systems Inc. and Bloomberg L.P., each of whom provide services to Shenkman Capital, for the sole purpose of assisting Shenkman Capital in performing its services as Subadviser to the Harbor High-Yield Bond Fund;

•	Electra Information Systems, which provides services to Pzena, for the sole purpose of assisting Pzena in performing its services as Subadviser to the Harbor Global Value Fund; and

•	Vastardis Capital Services, which provides services to FFTW, for the sole purpose of assisting FFTW in performing its services as Subadviser to the Harbor Short Duration Fund and Harbor Money Market Fund.

Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.

60

PROXY VOTING

Proxy Voting Policy	The Board of Trustees of Harbor Funds has adopted proxy voting policies, procedures and guidelines (the “Proxy Voting Guidelines”) to govern the voting of proxies by each Harbor fund that invests in equity securities. The Board has delegated the responsibility for the administration of the proxy voting process generally and the voting of the proxies specifically to the Proxy Voting Committee (the “Committee”) of the Adviser. The Committee is comprised of senior staff of Harbor Capital, including several who also serve either as a Trustee and/or officer of Harbor Funds. The Committee reports directly to the Board. As the investment adviser to each Fund, the Adviser and its staff are subject to a fiduciary duty to act in the best interests of each Fund and its shareholders when carrying out their proxy voting responsibilities on behalf of the Funds. This policy does not permit the Board to delegate voting authority to anyone who does not serve as a fiduciary to the Funds.

OVERALL OBJECTIVE

The objective of the Proxy Voting Guidelines established by the Board of Trustees of Harbor Funds is to support proxy proposals and director nominees that maximize the value of a Fund’s investment in portfolio securities over the long term. While the objective is straight forward, the Funds receive a broad range of proposals that are frequently complex. As a result, the Proxy Voting Guidelines are designed to provide the Committee with a framework for assessing each proposal and delineate factors which the Committee should consider as part of its voting decision. The Committee evaluates each proposal on its own merits taking into account the particular facts and circumstances presented.

The Committee is obligated to vote proxies in a manner which is consistent with its fiduciary duty to act in the best interests of each Fund and its shareholders. Normally, this means that the Committee will cast votes in accordance with the Proxy Voting Guidelines. However, in the event the Proxy Voting Guidelines do not address a particular proposal adequately, the Committee may vote in a manner which is contrary to the Proxy Voting Guidelines when it believes, based upon an assessment of the facts and circumstances, that such action is in the best interests of the respective Fund and its shareholders.

The Committee is responsible for making recommendations and providing guidance to the Board as to the nature and scope of the Proxy Voting Guidelines based upon its experience in voting proxies. The Committee is also responsible for apprising the Board of current developments, both from an industry and regulatory perspective, which the Committee believes may affect the Proxy Voting Guidelines or the administration of the proxy voting process by the Committee. Furthermore, the Committee is responsible for reporting to the Board on the proxy voting process, including a summary of the proxy voting results for each Fund and any instance, expected to be rare, in which votes were cast in a manner which deviated from the Proxy Voting Guidelines.

VOTING PROCESS

In order to facilitate the proxy voting process, Harbor Funds and the Adviser have retained Institutional Shareholder Services (“ISS”), an independent proxy voting agent, to assist in the proxy voting process. ISS is responsible for collecting, reviewing, and analyzing each proxy received by a Fund and notifying the Committee that a proxy vote is required. ISS also provides an analysis of the proxy proposals and specific vote recommendation to assist in the proxy research process. While the Committee will normally take into account the information provided by ISS, the Committee is responsible for making all voting decisions in accordance with the Proxy Voting Guidelines and the Committee’s fiduciary duty to act in the best interests of each Fund and its shareholders. The Committee is responsible for maintaining appropriate documentation and assuring that it adequately reflects the basis for any vote which is cast in a manner which deviates from the Proxy Voting Guidelines.

PROXY VOTING GUIDELINES

The Board has established the Proxy Voting Guidelines to cover many of the issues that frequently occur in proxy voting. However, the Proxy Voting Guidelines cannot cover all possible voting scenarios or proposals that the Funds may receive. In the absence of a specific guideline, the Committee must evaluate each proposal and vote each proxy in a manner that is consistent with the objective and spirit of these Proxy Voting Guidelines. It is also permissible for the Committee to refrain from voting a proxy if it determines that it would be in the best interests of the Fund and its shareholders to not vote in that instance. This may arise when voting would result in the imposition of trading or similar restrictions on a Fund or when the expected cost of voting exceeds the benefits of voting.

61

PROXY VOTING

Proxy Voting
Policy —
continued

The following is a summary of the more significant Proxy Voting Guidelines established by the Board:

•	Consideration Given Company Recommendations. One of the primary factors a Fund portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors, while staying focused on maximizing shareholder value. Accordingly, the Board believes that the recommendation of the company’s board of directors and management on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the company’s board or directors or management will not be supported in any situation where that position is found not to be in the best interests of the Fund. As a result, the Board expects that the Funds would vote against a proposal recommended by the company’s board of directors or management when they conclude that a particular proposal may adversely affect the long-term investment merits of owning stock in that portfolio company.

•	Boards of Directors and Director Nominees. The Funds normally support boards of directors and director nominees of companies with a majority of independent directors and key committees that are comprised entirely of independent directors. The Funds will generally support all directors on the nominating committee when the committee is made up of a majority of independent directors and when the nominating committee is chaired by an independent board member. The Funds will withhold votes from inside directors who serve on the compensation and audit committees, unless the company is majority controlled by such inside director or affiliated beneficial owners. The Funds will generally withhold votes for outside directors that do not meet certain criteria relating to their independence. The Funds will also generally withhold votes from any director that misses more than one-fourth of scheduled board meetings, without valid reasons for absences, and will generally withhold votes from directors who sit on an excessive number of public company boards.

The Funds also hold directors accountable for the actions of the committees on which they serve. For example, the Committee will withhold votes for nominees who serve on the compensation committees which propose or approve equity-based compensation plans that unduly dilute the ownership interests of shareholders or propose or approve compensation plans that appear to be excessive or inappropriate given competitive compensation levels, company performance or other appropriate factors that in the opinion of the Committee, warrant consideration in evaluating the compensation plan.

The Funds will also generally support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

•	Majority Vote Standard. The Funds will generally support efforts to implement a majority vote standard for the election of directors. However, the Funds will also take into account the extent to which a company has taken other reasonable steps to achieve the same objective and will generally vote against a majority vote proposal when the Funds believe such other steps are in fact reasonable. For example, the Funds believe that an appropriately tailored director resignation policy adopted by the company (i.e., requiring a director to resign upon receiving a majority “withhold” vote) would normally achieve the same objective as a majority vote standard for the election of directors.

•	Cumulative Voting. The Funds will generally vote against cumulative voting proposals on the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.

•	Approval of Independent Auditors. The Funds generally support a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditor’s independence to be impaired. The Funds will generally support management’s recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. The Funds will evaluate on a case-by-case basis those situations in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence may have been compromised.

•	Equity-based compensation plans. The Funds support appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, to align the interests of long-term shareholders and the interests of management, employees, and directors. The Funds

62

PROXY VOTING

Proxy Voting
Policy —
continued

oppose stock-based compensation plans that substantially dilute Fund shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

•	Anti-Takeover and Corporate Governance Issues. The Funds believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. Accordingly, the Funds support proposals to remove super-majority voting requirements for certain types of proposals. The Funds will vote against proposals to impose super-majority requirements. The Funds also support proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent) and generally vote for proposals to subject poison pills to a shareholder vote.

•	Social and Corporate Policy Issues. Proposals in this category, frequently initiated by shareholders, typically request that the company disclose or amend certain business practices. In general, the Funds believe that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the corporation’s board of directors. Generally, the Funds will vote with a company’s management on such issues although it may make exceptions where it believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Funds and their shareholders.

•	Foreign Companies. Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which the Funds’ may invest. The Funds will generally vote proxies for foreign companies in a manner which they believe is consistent with the objective of the Proxy Voting Guidelines which is to maximize the value of a Fund’s investment in portfolio securities over the long term, while taking into account differing practices by market.

There may be many instances where the Funds elect not to vote proxies relating to foreign securities held by its clients. Many foreign markets require that securities be blocked or re-registered to vote at a company’s shareholder meeting. The Funds will normally not vote proxies in foreign markets that require the securities be blocked or re-registered to vote so as to not subject Funds to the loss of liquidity imposed by these requirements unless the proposal is expected to have a significant economic impact on the Funds’ investments.

In addition, the costs of voting in foreign markets (e.g., including custodian fees and voting agency fees) may be substantially higher than for U.S. holdings. As a result, the Funds may choose not to vote proxies relating to foreign securities held by clients in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.

CONFLICTS OF INTEREST

The Committee seeks to avoid material conflicts of interest by applying the Proxy Voting Guidelines in an objective and consistent manner across all Funds. Application of the Proxy Voting Guidelines to vote Fund proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Board. Nevertheless, the Committee assesses each proposal on a proposal-by-proposal basis to determine whether any actual or potential conflicts of interest may exist involving the Funds, the Adviser or any of the Committee members. If an actual or potential conflict is thought to exist, the Committee will carry out its voting responsibilities in a manner which is intended to mitigate that conflict of interest concern.

PROXY VOTING INFORMATION

Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12 month period ended June 30 is available (1) without charge, on the Funds’ web site at www.harborfunds.com; and (2) on the Commission’s web site at www.sec.gov.

63

PORTFOLIO TRANSACTIONS

The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and each Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s or Subadviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s or Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Adviser or a Subadviser and not solely or necessarily for the benefit of the Funds. The Adviser’s and each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or a Subadviser. Investment decisions for a Fund and for the Adviser’s or Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

64

PORTFOLIO TRANSACTIONS

Broker Commissions

The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser’s or Subadviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds.

The Funds did not engage in any transactions through affiliated brokers during the past three fiscal years.

For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, each of the following Funds paid brokerage commissions as follows ($ in thousands):

		Total Brokerage
		Commissions Paid
	Total Brokerage
	Commissions Paid to
	Brokers Who
	Provided Research
	Year ended 10/31/2006	2006(%)*	2006($)	2005		2004

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$1,153	0.14%	$11,858	$10,718		$11,286
Harbor Mid Cap Growth Fund	18	0.30	319	205	[d]	141
Harbor Small Cap Growth Fund	1,167	0.20	1,514	1,716		1,564
Harbor Small Company Growth Fund[a]	1	0.38	24	N/A		N/A
Harbor Large Cap Value Fund	66	0.07	557	530	[e]	267
Harbor Mid Cap Value Fund	-0-	0.04	10	5	[d]	32
Harbor Small Cap Value Fund	1,233	0.07	1,438	1,479	[e]	388
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$10,620	0.08%	$10,620	$6,812		$5,895
Harbor International Growth Fund	18	0.39	1,064	814		1,542
Harbor Global Value Fund[b]	14	0.26	26
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$-0-	0.01%	$3	$4		$-0-
Harbor Bond Fund	-0-	0.01	225	216		248
Harbor Real Return Fund[c]	-0-	0.00	-0-	N/A		N/A
Harbor Short Duration Fund	-0-	0.00	2	427		-0-
Harbor Money Market Fund	-0-	0.00	-0-	-0-		-0-

[a]	Commenced operations on February 1, 2006.
[b]	Commenced operations on August 7, 2006.

[c]	Commenced operations on December 1, 2005.
[d]	Increase/decrease is due primarily to a change in Subadviser for that Fund.
[e]	Increase is due primarily to significant growth in size of Fund.

*	The brokerage commissions paid expressed as a percentage of average net assets represents the total dollars of brokerage commissions paid by the Fund for the last fiscal year divided by the average net assets of the Fund for the last fiscal year.

The effect of the brokerage commissions paid is included in calculating the total return of the Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadviser. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or many other factors.

65

PORTFOLIO TRANSACTIONS

Securities Issued by Regular Broker-Dealers

During the fiscal year ended October 31, 2006, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2006:

	Capital	Large Cap	Mid Cap	Global
	Appreciation	Value	Value	Value	Bond
Broker-Dealer	($000s)	($000s)	($000s)	($000s)	($000s)

Citigroup Global Markets, Inc.	$—	$32,745	$—	$303	$—
Morgan Stanley and Co. Inc.	$—	$33,484	$—	$169	$—
Goldman, Sachs & Co.	$135,890	$—	$—	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	$108,322	$20,483	$—	$—	$—
Bear Stearns & Co. Inc.	$—	$—	$167	$—	$11,316

66

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined by the Funds’ Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. If the Exchange closes early, determination of net asset value will be accelerated to that time. The New York Stock Exchange is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities of each Fund, except Harbor Money Market Fund, are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System (“NASDAQ”) are valued at the last sale price on that exchange or at the NASDAQ Official Closing Price, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/ dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including securities for which market prices are not available or, when available, are not deemed to be reliable as may be the case from time to time with foreign securities, and including securities, such as debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, are valued at fair value as determined in accordance with fair valuation procedures adopted by the Trustees. The procedures provide that an independent pricing service may be used in determining the fair value of the security. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method.

Portfolio securities of Harbor Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect

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events that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange (NYSE) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE would materially affect the value of some or all of a particular Fund’s securities. In the case of the Funds which invest in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined and that these price differences may have an affect on the net asset value, particularly for the international Funds. As a result, at least some of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the international Funds calculate their net asset values.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

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TAX INFORMATION

Each Fund is treated as a separate taxpayer for federal income tax purposes.

Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so designated by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from a Fund’s investments in common and preferred stock of U.S.

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companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from passive foreign investment companies do not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Small Cap Value Fund and Harbor Global Value Fund may qualify in part for a 70% dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. Amounts eligible for the dividends received deduction may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to

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shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

Certain Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.

A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of the Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends). If an effective IRS Form W8-BEN is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W8-BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 28% is withheld on certain other payments from the Fund. None of the Funds expect to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, do not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their own tax advisers on these matters.

Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Funds will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the

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distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges may be taxable events for shareholders. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales in the event of other investments in such Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Each of Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. These Funds may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Investment by any Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

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TAX INFORMATION

At October 31, 2006, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards ($000s) to Expire In:

	2007	2008	2009	2010	2011	2012	2013	2014	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$—	$357,201	$1,302,009	$393,182	$—	$—	$—	$2,052,392
Harbor Small Cap Growth Fund*	—	—	—	12,571	—	—	—	—	12,571
Harbor Small Company Growth Fund	—	—	—	—	—	—	—	152	152
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	—	—	—	7,891	—	—	—	—	7,891
Harbor International Growth Fund	—	—	288,986	182,988	—	—	—	—	471,974
HARBOR FIXED INCOME FUND
Harbor Bond Fund	—	—	—	—	—	—	—	10,002	10,002
Harbor Short Duration Fund	1,654	—	—	—	655	1,512	1,359	153	5,333
Harbor Money Market Fund	—	—	—	—	—	—	9	—	9

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. The discussion does not address special tax rules which may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.

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ORGANIZATION AND CAPITALIZATION

General

Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the “Declaration of Trust”), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Shareholder and Trustee Liability

Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership

The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of January 31, 2007, and are therefore presumed to control the respective Fund:

	Mid Cap	Small Cap	Small Company	Large Cap	Short
Name of Owner	Growth	Growth	Growth	Value	Duration

Harbor Capital Advisors, Inc. Toledo, OH	—	—	29%	—	—
National Financial Service Corp Exclusively Our Customers New York, NY	48%	27%	—	25%	—
Taylor Co Los Angeles, CA	—	—	—	—	26%

To the extent these shareholders have and exercise voting power with respect to shares of the Funds identified above, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of those Funds and/or the Trust generally.

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ORGANIZATION AND CAPITALIZATION

5% or Greater Ownership of Share Class

The following table identifies those investors who beneficially own 5% or more of the voting securities of each Fund’s shares as of January 31, 2007.

HARBOR DOMESTIC EQUITY FUNDS—INSTITUTIONAL CLASS

			Small	Small			Small
	Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
	Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

AST Trustee FBO Cust CTGR Master Accounts Phoenix, AZ	—	—	—	—	—	5%	—
Brown Brothers Harriman and Company FBO Customers Jersey City, NJ	—	—	—	—	19%	—	—
Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Cust San Francisco, CA	18%	—	8%	—	22%	—	11%
David G Van Hooser Toledo, OH	—	—	—	5%	—	—	—
Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	5%	—	5%	—	—	—	—
Grein & Co C/O Guaranty Bank & Trust Englewood, CO	—	—	—	—	—	5%	—
Harbor Capital Advisors Inc Profit Sharing Plan Toledo, OH	—	—	—	13%	—	9%	—
JP Morgan Chase TTEE FBO Southwest Airlines Co PSP Kansas City, MO	5%	—	—	—	—	—	—
J P Morgan Securities Inc FBO Customers Newark, DE	—	—	—	—	—	7%	—
Keybank NA Fairview Luth Fdn-Harbor CP MF CIP Cleveland, OH	—	—	—	19%	—	—	—
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers Jacksonville, FL	—	—	—	—	—	—	5%
National Financial Service Corp FBO Exclusively our Customers New York, NY	17%	70%	29%	15%	—	9%	8%
Owens-Illinois 401K Plan State Street Bank & Trust Co TRSTE Boston, MA	—	8%	6%	—	9%	22%	—
Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	—	—	—	—	—	—	21%
SEI Trust Company C/O HDCM Oaks, PA	—	—	5%	—	—	—	—
LPL Financial Services FBO Customers San Diego, CA	5%	—	—	—	—	—	—

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ORGANIZATION AND CAPITALIZATION

5% or Greater
	HARBOR DOMESTIC EQUITY FUNDS—INSTITUTIONAL CLASS

				Small	Small			Small
Ownership of		Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
Share Class —		Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
continued	Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

	Wachovia Bank Portfolio Strategies
	Chalrotte, NC Wachovia Bank N A	—	—	—	—	—	—	8%
	Charlotte, NC Wendel & Co C/O The Bank of New York	—	—	6%	—	—	—	12%
	New York, NY William P Berridge and Marilyn D McMahon	—	—	—	—	—	6%	—
	Alexandria, VA Wilmington Trust Com Cust FBO FBO Richards & Tierney Inc Profit Sharing Plan	—	—	—	7%	—	—	—
	Wilmington, DE	—	—	—	15%	—	—	—

HARBOR DOMESTIC EQUITY FUNDS—RETIREMENT CLASS

			Small	Small			Small
	Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
	Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct San Francisco, Ca	—	—	—	—	—	—	16%
Counsel Trust Co DBA Mid Atlantic Trust FBO FTJFC Pittsburgh, PA	—	—	—	—	9%	—	—
Emjayco FBO Customers Greenwood Village, CO	—	—	—	—	16%	—	—
Harbor Capital Advisors Inc Profit Sharing Plan Toledo, OH	—	—	—	98%	—	—	—
JP Morgan Chase TTEE FBO Elkay Manufacturing Co Ret & Savgs Pl Kansas City, MO	—	—	—	—	—	—	12%
Mercer Trust Company TTEE FBO Physician’s Health Services Inc Norwood, MA	—	7%	—	—	—	—	—
Mercer Trust Company TTEE FBO Solo Cup Company Norwood, MA	17%	—	—	—	—	—	—
Mercer Trust Company TTEE FBO Health Net Inc Norwood, MA	—	85%	—	—	—	—	—
Mercer Trust Co TTEE FBO Kinder Morgan Inc Savings Plan Norwood, MA	—	—	22%	—	—	—	—
Mitra & Co Exp FBO 98 MI Trust Co NA Milwaukee, WI	—	—	—	—	—	—	37%
National Financial Service Corp FBO Exclusively Our Customers New York, NY	20%	—	—	—	—	—	27%

76

ORGANIZATION AND CAPITALIZATION

5% or Greater
	HARBOR DOMESTIC EQUITY FUNDS—RETIREMENT CLASS

				Small	Small			Small
Ownership of		Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
Share Class —		Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
continued	Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

	Orchard Trust Co LLC FBO Employee Benefits Clients Greenwood Village, CO	—	7%	—	—	—	92%	—
	Taynik & Co C/O Investors Bank & Trust Boston, MA	—	—	—	—	75%	—	—
	Vanguard Fiduciary Trust Co FBO Customers Valley Forge, PA	45%	—	77%	—	—	—	—

HARBOR DOMESTIC EQUITY FUNDS—INVESTOR CLASS

			Small	Small			Small
	Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
	Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

A G Edwards Sons Inc C F Geary W Mandrapilias TTEE Geary W St Louis, MO	30%	—	—	—	—	—	—
Ameriprise Trust Company FBO Ameriprise Trust Retirement Serv Plans Minneapolis, MN	12%	—	—	—	—	—	—
Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Cust San Francisco, CA	13%	42%	32%	—	—	63%	18%
Citigroup Global Markets Inc Smith Barney Division New York, NY	—	—	—	—	—	—	5%
Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	—	9%	—	—	—	6%	—
Harbor Capital Advisors Inc Toledo, OH	—	—	—	77%	—	—	—
IMS & Co For the Exclusive Benefit of Customers Denver, CO	—	—	—	—	20%	—	—
LPL Financial Services FBO Customers San Diego, CA	—	—	—	—	—	—	28%
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of its Customers Jacksonville, FL	9%	—	—	—	—	—	—
National Financial Service Corp FBO Exclusively our Customers New York, NY	—	—	21%	—	69%	13%	6%
Nationwide Trust Company FSB C/O IPO Portfolio Accounting Columbus, OH	—	7%	14%	—	—	—	—
Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	—	—	8%	14%	—	—	14%
Reliance Trust Company FBO Customers Atlanta, GA	—	—	10%	—	—	—	—

77

ORGANIZATION AND CAPITALIZATION

5% or Greater
	HARBOR DOMESTIC EQUITY FUNDS—INVESTOR CLASS

				Small	Small			Small
Ownership of		Capital	Mid Cap	Cap	Company	Large	Mid Cap	Cap
Share Class —		Appreciation	Growth	Growth	Growth	Cap Value	Value	Value
continued	Name of Owner	Fund	Fund	Fund	Fund	Fund	Fund	Fund

	Whitelaw Co C/O National City Bank Cleveland, OH	—	—	9%	—	—	—	—
	Wilmington Trust Co TTEE FBO Electronic Arts Deferred Comp Plan Wilmington, DE	—	12%	—	—	—	—	—

HARBOR INTERNATIONAL EQUITY FUNDS—INSTITUTIONAL CLASS

	International	International	Global Value
Name of Owner	Fund	Growth Fund	Fund

Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Cust San Francisco, CA	18%	16%	—
Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	—	—	5%
Jeffrey R and Frank E Walsh III and Joseph W Walsh TRSTE and Meghan W Cioffi TRSTE for Waltrust Crut Morristown, NJ	—	—	22%
Jupiter & Co C/O Investors Bank & Trust Co Boston, MA	—	—	16%
National Financial Service Corp FBO Exclusively our Customers New York, NY	15%	6%	—
Prep for Prep New York, NY	—	—	7%
Susan B Rahm TRSTE and Alan Halperin TRSTE FBO Susan B Rahm U/Deed of Trust New York, NY	—	—	10%
The Georgiana G Stevens Foundation San Francisco, CA	—	—	7%

HARBOR INTERNATIONAL EQUITY FUNDS—RETIREMENT CLASS

	International	International	Global Value
Name of Owner	Fund	Growth Fund	Fund

Ferrell Companies Inc 401K Investment Plan C/O JP Morgan Retirement Plan Services Kansas City, MO	5%	—	—
GI Endoscopy Center Inc 401K Combination Prototype Plan Roseburg, OR	—	—	26%
Harbor Capital Advisors Inc Toledo, OH	—	—	72%
Janney Montgomery Scott LLC Philadelphia, PA	—	6%	—
JP Morgan Chase Bank FBO Valassis Emp Retirement Sav Plan Kansas City, MO	10%	—	—
KCB Services FBO Customers Frederick, MD	—	8%	—

78

ORGANIZATION AND CAPITALIZATION

5% or Greater	HARBOR INTERNATIONAL EQUITY FUNDS—RETIREMENT CLASS
Ownership of
Share Class —		International	International
continued	Name of Owner	Fund	Growth Fund	Global Value Fund

	Mitra & Co Milwaukee, WI	5%	—	—
	National Financial Service Corp FBO Exclusively our Customers New York, NY	7%	40%	—
	Nesenoff & Miltenberg New York, NY	—	40%	—
	T Rowe Price Retirement Pln Serv Inc FBO Retirement Plan Clients Owings Mills, MD	6%	—	—
	Vanguard Fiduciary Trust Co FBO Customers Valley Forge, PA	20%	—	—

HARBOR INTERNATIONAL EQUITY FUNDS—INVESTOR CLASS

	International	International	Global Value
Name of Owner	Fund	Growth Fund	Fund
Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Cust San Francisco, CA	14%	26%	—
Citigroup Global Markets Inc New York, NY	10%	—	—
Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	5%	18%	6%
Harbor Capital Advisors Inc Toledo, OH	—	—	52%
National Financial Service Corp FBO Exclusively Our Customers New York, NY	10%	12%	16%
National Investor Services FBO Customers New York, NY	—	6%	9%
Nationwide Trust Company FSB C/O IPO Portfolio Accounting Columbus, OH	9%	—	—
Reliance Trust Company Cust FBO Lowe Gray Steele & Darko LLP Atlanta, GA	—	12%	—
T Rowe Price Plan Services FBO Retirement Plan Clients Owings Mills, MD	9%	—	—
Wells Fargo Bank NA FBO Engle Nonemer DC Pension Minneapolis, MN	7%	—	—

79

ORGANIZATION AND CAPITALIZATION

5% or Greater

	HARBOR FIXED INCOME FUNDS—INSTITUTIONAL CLASS

Ownership of		High-Yield		Real	Short	Money
Share Class —		Bond	Bond	Return	Duration	Market
continued	Name of Owner	Fund	Fund	Fund	Fund	Fund

	Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Cust San Francisco, CA	9%	17%	—	5%	—
	Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	—	16%	13%	—	—
	Harbor Capital Advisors Inc Toledo, OH	—	—	15%	—	25%
	Harbor Services Group Inc Toledo, OH	—	—	—	—	9%
	National City Bank TRSTE Clayton L Scroggins Associates Inc Consolidated PSP MPP Cleveland, OH	—	—	—	—	17%
	Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of its Customers Jacksonville, FL	6%	—	—	—	—
	National Financial Service Corp FBO Exclusively our Customers New York, NY	24%	19%	26%	10%	—
	Owens-Illinois 401K Plan Boston, MA	15%	—	—	15%	14%
	SEI Private Trust Co Oaks, PA	—	—	—	7%	—
	Standard Insurance Co Portland, OR	—	5%	—	—	—
	Taylor Co Los Angeles, CA	—	—	—	26%	—
	Wells Fargo Bank NA FBO Engle Nonemer DC Pension Minneapolis, MN	8%	—	—	—	—

HARBOR FIXED INCOME FUNDS—RETIREMENT CLASS

	High-Yield		Real	Short	Money
	Bond	Bond	Return	Duration	Market
Name of Owner	Fund	Fund	Fund	Fund	Fund

Ameriprise Trust Company FBO Ameriprise Trust Retirement Serv Plans Minneapolis, MN	—	9%	—	—	—
Charles Schwab & Co. Inc. Special Custody Acct for Exclusive Benefit of Cust San Francisco, CA	—	11%	—	—	—
Harbor Capital Advisors Inc Toledo, OH	100%	—	100%	—	—
JP Morgan American Century For Libbey Inc. Supplemental Ret Savings Plan Kansas City, MO	—	5%	—	—	—
JP Morgan American Century RPS For Libbey Inc. Ret Savings PL Kansas City, MO	—	11%	—	—	—

80

ORGANIZATION AND CAPITALIZATION

5% or Greater

	HARBOR FIXED INCOME FUNDS—RETIREMENT CLASS

Ownership of		High-Yield		Real	Short	Money
Share Class —		Bond	Bond	Return	Duration	Market
continued	Name of Owner	Fund	Fund	Fund	Fund	Fund

	National Financial Service Corp. FBO Exclusively Our Customers New York, NY	—	8%	—	—	—
	Reliance Trust Company FBO Customers Atlanta, GA	—	15%	—	97%	100%
	T. Rowe Price Plan Services FBO Retirement Plan Clients Owings Mills, MD	—	12%	—	—	—

HARBOR FIXED INCOME FUNDS—INVESTOR CLASS

High-Yield
Bond
Name of Owner	Fund

Charles Schwab & Co. Inc. Special Custody Acct for Exclusive Benefit of Cust San Francisco, CA	56%
Donaldson Lufkin Jenrette (Pershing) FBO Customers Jersey City, NJ	6%
Nationwide Trust Company FSB C/O IPO Portfolio Accounting Columbus, OH	8%

81

CUSTODIAN

State Street Bank and Trust Company

State Street Bank and Trust Company has been retained to act as Custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is 225 Franklin Street, Boston, MA 02110.

82

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Harbor Funds’ independent registered public accounting firm, providing audit services, including review and consultation in connection with various filings by Harbor Funds with the SEC and tax authorities for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002. The audited financial statements of Harbor Funds incorporated by reference in this Statement of Additional Information have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

The audited financial statements of Harbor Funds together with the notes to the financial statements, all of which are included in the annual report to shareholders dated October 31, 2006 are hereby incorporated by reference into this Statement of Additional Information.

83

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc.	Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1—Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2—Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor’s Corporation	AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are

84

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s
Corporation —
continued

more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Bonds rated CCC are extremely vulnerable to losses from credit defaults.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Rating Definitions: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

Municipal notes issued since July 29, 1984 are rated “SP-1,” “SP-2,” and “SP-3.” The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

Fitch Long-Term Ratings	AAA: (Highest credit quality) “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: (Very high credit quality) “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: (High credit quality) “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: (Good credit quality) “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: (Speculative) “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: (Highly speculative) “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: (High default risk) Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: (Default) The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process;

85

DESCRIPTION OF SECURITIES RATINGS

Fitch Long-Term
Ratings —
continued

those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

NOTES:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

Fitch Short-Term Ratings	F1: (Highest credit quality) Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: (Good credit quality) A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: (Fair credit quality) The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: (Speculative) Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: (High default risk) Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: (Default) Denotes actual or imminent payment default.

NOTES:

“+” may be appended to an “F1” rating class to denote relative status within the category.

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

86

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.	P-1: Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.

Standard & Poor’s Corporation	A-1: Standard & Poor’s Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

87

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